[PILGRIM LOGO]





                                       Mutual Funds
                                       Annual Report





--------------------------------------------------------------------------------
Formerly Nicholas-Applegate Mutual Funds                         Advisory Shares
                                                                  March 31, 1999

LETTER TO SHAREHOLDERS
------------------------------------------------------------------------

DEAR SHAREHOLDER:

As you may know, our relationship with you changed earlier this year as we left the distribution and support aspects of the mutual fund business to concentrate our efforts solely on investment management.

  In January 1999, we announced a strategic alliance with Pilgrim America Capital Corporation. Under terms of that agreement, Pilgrim America will assume control of the funds and responsibilities for other services such as record keeping, communication and shareholder support; Nicholas-Applegate portfolio managers continue to make investment decisions for most funds. In the mutual fund industry, this is known as a "sub-advisory relationship." Nicholas-Applegate has been successfully managing investments in a number of sub-advisory roles for years.

  We believe this relationship, which allows us to focus our considerable resources solely on money management, our greatest expertise, provides you with an optimal combination of professional services.

  While much of our relationship with you remains the same, there are a few changes:

  - The name of the Nicholas-Applegate Mutual Funds changed to Pilgrim on March 15, 1999. For share price information, look in the newspaper under "Pilgrim."

  - For answers regarding your account, please call Pilgrim toll-free at 800-551-8043.

  - Pilgrim has assumed portfolio management responsibilities for the Balanced, High Yield Bond and High Quality Bond Funds.

  When Nicholas-Applegate introduced our first mutual fund in 1993, our objective was to deliver exceptional returns for long-term investors. That goal remains true today.

  As you page through this report, I invite you to look at the returns for various funds in our family. You'll find that over the past 12 months, we have delivered solid gains across the majority of our funds -- from Mid and Large Cap Growth to Convertible and Worldwide Growth.

  Nicholas-Applegate remains committed to helping you reach your financial goals. We look forward to building on our success in our revised role and extend our sincere appreciation for the opportunity to serve you.

Sincerely Yours,

/S/ ART NICHOLAS
Art Nicholas
Managing Partner, Nicholas-Applegate Capital Management

--------------------------------------------------------------------------------

CAPITAL MARKETS REVIEW
------------------------------------------------------------------------

A ROLLERCOASTER YEAR FOR EQUITY INVESTORS ENDS WITH STRONG UPSWING
  The US stock market, as measured by the performance of the S&P 500, returned nearly 20% during the 12-month period ending March 31, 1999. Despite the double-digit gains, it was not an easy triumph.

  After reaching all-time highs in July, the US securities markets tumbled throughout the third quarter as investors grew fearful of negative ramifications from currency and economic woes in Asia. The threat of additional currency devaluations materialized when Russia allowed the ruble's value to fall in August. Banks suffered the most notable impact from this devaluation, especially in Europe. Domestically, the following factors also contributed to the US market's decline:

  - political controversy surrounding President Clinton

  - worries about the sustainability of corporate profits

  - fears of a global economic slowdown

  The markets continued to gyrate through the first week of October. Then, stocks rallied sharply, sparked by a strengthening yen and successive interest-rate cuts by the Federal Reserve Board. Lower rates helped restore confidence and liquidity to the world's financial markets and various asset classes benefited. For example, through early October, US small caps had declined 35% from their April peak. But by year end, the small-cap Russell 2000 Index had climbed 39% from its October low, narrowly outdistancing the S&P 500's 33% gain over the same period.

  Smaller-cap outperformance in the United States was short lived as large-cap stocks raced ahead in the first quarter. The Dow Jones Industrial Average closed above 10,000 for the first time on March 29. While the Dow was stretching to record highs, the gains recorded by the largest of the large caps masked weaker returns for the majority of stocks.

CRISES BRING ENCOURAGING REFORMS TO INTERNATIONAL MARKETS
  The economic turmoil blanketing Asia created sharp stock market declines throughout developed and emerging countries in late summer 1998. The wave of currency devaluations that started in Thailand in 1997 spread to Russia and Latin America later in the period. However, in the wake of these crises, a number of positive changes have emerged. Throughout Asia, countries such as South Korea, the Philippines and India have been implementing reform measures aimed at controlling deflation, passing legislation to address the banking systems' shortcomings and mending labor problems.

  Following the devaluation of the Brazilian real in early 1999, Latin American stock markets rebounded. Ongoing privatization, restructuring, declining inflation and improving economic conditions contributed to the rally.

  In Japan, a growing trend of corporate restructurings and definitive moves by the government to address long-standing problems have resulted in an improved outlook for the country.

  In Europe, the creation of the European Monetary Union (EMU) and the euro currency were well received. However, the strength of the US economy and the decline in European economic growth caused the euro to depreciate against the US dollar. Despite the currency's weakness, the continuation of deregulation and privatization trends in Europe present outstanding opportunities for our bottom-up stock picking to add value to portfolios. Another favorable trend across Europe has been the fever pace of merger and acquisition activities. With military strikes in the former Yugoslavia, we continue to monitor developments in the region closely and weigh their impact on holdings and prospects.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  In many emerging markets, chaos has turned to calm. Situations throughout the world have improved dramatically during the past year. Brazil has rebounded nicely since the devaluation of the Brazilian currency. The real's decline preceded a rally for Latin American equity markets in March. The economic prospects for the region appear bright as a result of:

  - declining inflation and interest rates

  - corporate restructuring trends

  - shifts from government-owned to privately owned business enterprises

BOND MARKETS OFFER DIVERSE OPPORTUNITIES
  Fixed income investors struggled with the conflicting themes of robust economic growth and low inflation evident in the United States during much of the period. In the third quarter, investors abandoned riskier investments for the perceived safety and liquidity of US Treasury bonds amid economic and political troubles in Asia, Latin America and Russia. As a result, yields fell and prices for Treasury bonds soared.

  Corporate bonds, which had performed admirably early in the period, did not fare as well amid the liquidity crisis in late summer 1998. While non-Treasury issues were largely overlooked, they rebounded later in the year and throughout the first quarter. Yields for high yield bonds and mortgage securities remain very attractive versus US Treasury bonds.

LOOKING AHEAD
  There are several factors which inspire an optimistic outlook for the global markets:

  - positive corporate profit growth

  - low inflation and interest rates

  - the introduction of promising reform measures in Japan and several emerging countries

  The current economic environment bodes well for the bond market as inflation remains subdued. Mortgage-backed and high yield securities are again attractive as they offer significant yield premiums over Treasuries. We maintain a positive, long-term outlook on the US fixed income market due to the following factors:

  - low rate of domestic inflation

  - real interest rates are attractive on a global basis

  As the world's markets evolve, Nicholas-Applegate continues to meet the challenges of a changing global marketplace. Our time-tested investment philosophy focuses on identifying and capitalizing on change and we believe it will help us deliver superior investment performance over the long term.

  We thank you for your support during the past six years.

--------------------------------------------------------------------------------

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
TABLE OF CONTENTS
------------------------------------------------------------------------

                                                                           PAGE
The Funds' Review and Outlook, Performance and Schedules of Investments
  Large Cap Growth......................................................      1
  Mid Cap Growth........................................................      4
  Small Cap Growth......................................................      8
  Mini Cap Growth.......................................................     15
  Balanced Growth.......................................................     20
  Convertible...........................................................     27
  High Quality Bond.....................................................     32
  High Yield Bond.......................................................     39
  International Core Growth.............................................     44
  International Small Cap Growth........................................     49
  Emerging Countries....................................................     54
  Worldwide Growth......................................................     59
The Funds'
  Financial Highlights..................................................     66
  Statements of Assets and Liabilities..................................     68
  Statements of Operations..............................................     70
  Statements of Changes in Net Assets...................................     72
  Notes to the Financial Statements.....................................     76
Report of Independent Auditors..........................................     90

------------------------
This report is authorized for distribution to shareholders and to others only when preceded or accompanied by a currently effective prospectus for Pilgrim Mutual Funds Advisory Shares. Distributor: Nicholas-Applegate Securities.

                      (This page intentionally left blank)

LARGE CAP GROWTH FUND
ADVISORY SHARES
------------------------------------------------------------------------

  MANAGEMENT TEAM: CATHERINE SOMHEGYI, Partner, Chief Investment Officer, Global Equity Management; WILLIAM H. CHENOWETH, CFA, Partner, Portfolio Manager; ANDREW
B. GALLAGHER, Partner, Portfolio Manager; EMMY SOBIESKI, CFA, Portfolio Manager; THOMAS J. SULLIVAN, Portfolio Manager.

  GOAL: The Large Cap Growth Fund seeks to maximize long-term capital appreciation by investing primarily in stocks from a universe of US companies with market capitalizations corresponding to the upper 90% of the Russell 1000 Growth Index at time of purchase.

  MARKET OVERVIEW: During the 12-month period ending March 31, 1999, the US market was characterized by:

  - a narrow advance among large-cap stocks

  - outperformance of growth stocks versus value stocks

  - outperformance of large caps versus mid and small caps

  In the third quarter of 1998, many US indices reached new highs. However, those stellar returns quickly eroded as investors grew fearful of wage pressures, inflation and slower-than-expected economic growth in the United States. Large caps declined but not as severely as small-cap stocks which were among the hardest hit. Technology stocks suffered the most severe losses among all sectors.

  Late in the third quarter, cautious investors turned to the greater liquidity and perceived safety of larger-cap stocks, accounting for their superior performance. In an effort to thwart a US economic crisis, the Federal Reserve Board lowered short-term interest rates three times in a six-week period ending in mid-November. Confidence and liquidity returned to the markets and technology stocks, particularly Internet-related issues, led a rally.

  Reflecting investors' preference for large caps, the Dow Jones Industrial Average closed above 10,000 for the first time on March 29.

  PERFORMANCE: For the 12-month period ending March 31, 1999, the fund's Advisory shares gained 63.8% versus 14.6% for the Russell 1000 Growth Index.

  PORTFOLIO SPECIFICS: Superior stock selection resulted in the fund's outperformance. Among the top-performing holdings were consumer services stocks America Online, At Home and Time Warner and technology companies Cisco Systems, Sun Microsystems and Ascend Communications. At the end of March 1999, 21% of the fund's stocks were in the consumer services sector, up from 8% last March.

  Due to eroding earnings projections, we reduced our exposure on a stock-specific basis among retail, drug/pharmaceutical and finance/investment stocks.

  MARKET OUTLOOK: We continue to find promising opportunities with exceptional earnings growth in the large-cap segment. We expect stocks with the strongest earnings growth rates will continue to attract investor attention. These are precisely the stocks in which we invest.

--------------------------------------------------------------------------------

LARGE CAP GROWTH FUND ADVISORY SHARES
------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN LARGE CAP GROWTH FUND ADVISORY SHARES WITH THE RUSSELL 1000 GROWTH INDEX.

                                                                       SINCE
 1 YEAR                    ANNUALIZED TOTAL RETURNS                  INCEPTION
 63.76%                         As of 03/31/99                        56.87%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            LARGE CAP GROWTH FUND ADVISORY SHARES     RUSSELL 1000 GROWTH INDEX
12/27/96                  $10,000.00                         $10,000.00
1/97                                     $10,888.65                   $10,538.08
2/97                                     $10,706.64                   $10,466.42
3/97                                     $10,385.44                    $9,899.98
4/97                                     $10,781.58                   $10,557.34
5/97                                     $11,991.43                   $11,319.26
6/97                                     $12,430.41                   $11,772.03
7/97                                     $13,982.87                   $12,812.68
8/97                                     $13,661.67                   $12,063.14
9/97                                     $14,357.60                   $12,656.77
10/97                                    $14,336.19                   $12,188.47
11/97                                    $14,158.22                   $12,706.11
12/97                                    $14,373.72                   $12,848.42
1/98                                     $14,599.99                   $13,232.59
2/98                                     $15,946.85                   $14,227.94
3/98                                     $16,873.50                   $14,795.07
4/98                                     $17,412.24                   $14,999.83
5/98                                     $16,981.25                   $14,574.14
6/98                                     $18,209.58                   $15,466.80
7/98                                     $17,811.69                   $15,364.41
8/98                                     $14,833.95                   $13,058.21
9/98                                     $16,673.14                   $14,061.35
10/98                                    $17,921.16                   $15,191.88
11/98                                    $19,607.09                   $16,347.98
12/98                                    $23,000.83                   $17,822.57
1/99                                     $25,595.41                   $18,868.75
2/99                                     $25,048.03                   $18,006.45
3/31/99                                  $27,631.65                   $18,955.39

This graph compares a $10,000 investment in the Large Cap Growth Fund Advisory Shares with the Russell 1000 Growth Index, on a cumulative and average annual total return basis. The Advisory Shares calculate their performance based upon the historical performance of their corresponding series ("Fund") of Pilgrim Mutual Funds, adjusted to reflect sales charges and operating expenses. The Fund's Advisory Shares were first available on 7/21/97. All return calculations reflect the reinvestment of income dividends and capital gains distributions, if any, as well as all fees and expenses.

The total returns reflect the fact that the Investment Adviser has agreed to waive or defer its management fees and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a five year period. Total return results may have been lower had there been no waiver or deferral.

The Russell 1000 Growth Index is an unmanaged index containing those companies among the Russell 1000 Index securities with higher than average price-to-book ratios and forecasted growth. The Russell 1000 Index contains the top 1,000 securities of the Russell 3000 Index, which comprises the 3,000 largest U.S. securities as determined by total market capitalization. The Russell 1000 Growth Index is considered generally representative of the U.S. market for large cap stocks.

Index returns reflect the reinvestment of income dividends and capital gains distributions, if any, but do not reflect fees, brokerage commissions, or other expenses of investing.

Past performance is no guarantee of future performance. Investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1999
------------------------------------------------------------------------
LARGE CAP GROWTH FUND

                                            NUMBER
                                          OF SHARES      VALUE
-----------------------------------------------------------------
COMMON STOCK -- 96.1%
-----------------------------------------------------------------
AIRLINES -- 1.6%
  Southwest Airlines....................      27,800  $   840,950
                                                      -----------
APPAREL -- 3.0%
  Nike, Inc. Cl. B......................      26,200    1,511,412
                                                      -----------
BEVERAGES-NON-ALCOHOLIC -- 3.2%
  Pepsi Bottling Group, Inc.............      75,600    1,639,575
                                                      -----------
BIOTECHNOLOGY -- 2.7%
  Amgen, Inc.*..........................      18,200    1,362,725
                                                      -----------
BROADCASTING -- 10.9%
  AT&T Corp. - Liberty Media Group Cl.
    A*..................................      22,256    1,171,222
  Comcast Corp. Cl. A...................      24,400    1,535,675
  Infinity Broadcasting Corp. Cl. A*....      60,800    1,565,600
  Time Warner, Inc......................      18,600    1,321,762
                                                      -----------
                                                        5,594,259
                                                      -----------
COMPUTERS -- 9.6%
  Cisco Systems, Inc.*..................      14,450    1,583,178
  EMC Corp.*............................      12,900    1,647,975
  Sun Microsystems, Inc.*...............      13,600    1,699,150
                                                      -----------
                                                        4,930,303
                                                      -----------
DRUGS/PHARMACEUTICALS -- 3.1%
  Forest Laboratories, Inc. Cl. A*......      28,400    1,601,050
                                                      -----------
FOOD -- 1.9%
  Kroger Co.*...........................      16,600      993,925
                                                      -----------
INSURANCE -- 5.2%
  American International Group..........      13,559    1,635,554
  Cigna Corp............................      12,600    1,056,038
                                                      -----------
                                                        2,691,592
                                                      -----------
INTERNET SOFTWARE -- 7.4%
  America Online, Inc...................      13,300    1,941,800
  At Home Corp. Series A*...............      11,900    1,874,250
                                                      -----------
                                                        3,816,050
                                                      -----------
LEISURE/GAMING -- 2.3%
  MGM Grand, Inc.*......................      35,300    1,186,962
                                                      -----------
MISCELLANEOUS MANUFACTURING -- 2.4%
  Tyco International, Ltd...............      17,200    1,234,100
                                                      -----------
OIL & GAS SERVICES -- 3.1%
  Halliburton Co........................      41,500    1,597,750
                                                      -----------
PAPER & RELATED PRODUCTS -- 2.5%
  International Paper Co................      30,700    1,295,156
                                                      -----------
PIPELINES -- 3.0%
  Williams Cos., Inc....................      39,200    1,548,400
                                                      -----------

                                            NUMBER
                                          OF SHARES      VALUE
-----------------------------------------------------------------
RETAIL-BUILDING PRODUCTS -- 2.3%
  Home Depot, Inc.......................      18,600  $ 1,157,850
                                                      -----------
RETAIL-DISCOUNT -- 3.1%
  Wal-Mart Stores, Inc..................      17,300    1,594,844
                                                      -----------
SAVINGS & LOANS -- 2.7%
  Washington Mutual, Inc................      33,200    1,357,050
                                                      -----------
TELECOMMUNICATIONS -- 7.2%
  Qwest Communications International,
    Inc.*...............................      17,000    1,225,594
  RSL Communications, Ltd. Cl. A*.......      28,200    1,013,437
  Sprint Corp.- PCS Group*..............      32,600    1,444,588
                                                      -----------
                                                        3,683,619
                                                      -----------
TELECOMMUNICATIONS EQUIPMENT -- 10.4%
  Ascend Communications, Inc.*..........      19,000    1,590,063
  Motorola, Inc.........................       8,600      629,950
  Nokia OYJ -- ADR......................      10,200    1,588,650
  Qualcomm, Inc.*.......................      12,400    1,542,250
                                                      -----------
                                                        5,350,913
                                                      -----------
TELEPHONE -- 8.5%
  Alltel Corp...........................      24,200    1,509,475
  AT&T Corp.............................      19,026    1,518,513
  MCI Worldcom, Inc.*...................      15,000    1,328,438
                                                      -----------
                                                        4,356,426
                                                      -----------
TOTAL COMMON STOCK
  (Cost: $38,196,071)...............................   49,344,911
                                                      -----------

                                          PRINCIPAL
                                            AMOUNT
-----------------------------------------------------------------
COMMERCIAL PAPER -- 6.1%
-----------------------------------------------------------------
  Associates First Capital Corp.
    5.000%, 04/01/99....................  $2,546,000    2,546,000
  Central Illinois Public Utilities
    5.030%, 04/01/99....................     577,000      577,000
                                                      -----------
TOTAL COMMERCIAL PAPER
  (Cost: $3,123,000)................................    3,123,000
                                                      -----------

TOTAL INVESTMENTS -- 102.2%
  (Cost: $41,319,071).............................      52,467,911
LIABILITIES IN EXCESS OF OTHER ASSETS -- (2.2%)...      (1,130,924)
                                                    --------------
NET ASSETS -- 100.0%..............................  $   51,336,987
                                                    --------------
                                                    --------------
---------------

* Non-income producing securities.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

MID CAP GROWTH FUND
ADVISORY SHARES
------------------------------------------------------------------------

  MANAGEMENT TEAM: CATHERINE SOMHEGYI, Partner, Chief Investment Officer, Global Equity Management; WILLIAM H. CHENOWETH, CFA, Partner, Portfolio Manager; ANDREW
B. GALLAGHER, Partner, Portfolio Manager; EMMY SOBIESKI, CFA, Portfolio Manager; THOMAS J. SULLIVAN, Portfolio Manager.

  GOAL: The Mid Cap Growth Fund seeks to maximize long-term capital appreciation through investments in US securities corresponding to the middle 90% of the Russell Midcap Growth Index at the time of purchase.

  MARKET OVERVIEW: During the 12-month period ending March 31, 1999, the US market was characterized by:

  - a narrow advance among large-cap stocks

  - outperformance of growth stocks versus value stocks

  - outperformance of large caps versus mid and small caps

  In the third quarter of 1998, many US indices reached new highs. However, those stellar returns quickly eroded as investors grew fearful of wage pressures, inflation and slower-than-expected economic growth in the United States. Mid- and small-cap stocks suffered greater declines than large caps. Late in the third quarter, cautious investors turned to the greater liquidity and perceived safety of larger-cap stocks, accounting for their superior performance. In an effort to thwart a US economic crisis, the Federal Reserve Board lowered short-term interest rates three times in a six-week period ending in mid-November. Confidence and liquidity returned to the markets and technology stocks, particularly Internet-related issues, led a rally.

  Reflecting investors' preference for large caps, the Dow Jones Industrial Average closed above 10,000 for the first time on March 29. Despite its record-setting performance, the Dow's climb masked broader market weakness.

  PERFORMANCE: For the 12-month period ending March 31, 1999, the fund's Advisory shares returned 15.8% versus 8.9% for the Russell Midcap Growth Index.

  PORTFOLIO SPECIFICS: Stock selection, especially in the consumer services and technology sectors, was responsible for the fund's relative outperformance. Among the best-performing holdings during the period were Amazon.com, At Home and Ascend Communications.

  During the period, we reduced our exposure on a company-by-company basis in the following industries due to concerns over the sustainability of earnings growth: software; department/discount stores; and drugs/pharmaceuticals.

  MARKET OUTLOOK: The fundamental strengths evident within the mid-cap segment of the market continue to inspire optimism. Earnings growth remains strong and valuations, relative to large-cap stocks, reached historic lows. We expect stocks with the strongest earnings growth rates will continue to attract investor attention. These are precisely the stocks in which we invest.

--------------------------------------------------------------------------------

MID CAP GROWTH FUND ADVISORY SHARES
------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN MID CAP GROWTH FUND ADVISORY SHARES WITH THE RUSSELL MID CAP GROWTH INDEX.

                          ANNUALIZED TOTAL RETURNS
                               As of 03/31/99
 1 YEAR                           5 YEARS                          10 YEARS
 15.77%                            18.35%                           19.22%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               MID CAP GROWTH        RUSSELL MID CAP
            FUND ADVISORY SHARES       GROWTH INDEX
9/30/85                  10,000.00           10,000.00
12/31/86                 16,521.84           11,755.04
12/31/87                 17,072.53           12,079.37
12/31/88                 19,187.62           13,640.50
12/31/89                 25,634.03           17,935.18
12/31/90                 25,756.61           17,014.58
12/31/91                 39,960.70           25,016.75
12/31/92                 45,264.05           27,196.19
12/31/93                 54,328.36           30,240.33
12/31/94                 48,410.91           29,585.30
12/31/95                 66,921.42           39,641.61
12/31/96                 77,674.04           46,571.16
12/31/97                 90,250.08           57,066.70
12/31/98                103,178.43           67,260.95
3/31/99                 117,212.19           69,561.18

This graph compares a $10,000 investment in Mid Cap Growth Fund Advisory Shares with the Russell Mid Cap Growth Index, on a cumulative and average annual total return basis. All return calculations reflect the reinvestment of income dividends and capital gains distributions, if any, as well as all fees and expenses. Performance results reflect the total returns of a predecessor limited partnership managed by Nicholas-Applegate Capital Management prior to the effective date of the Fund's registration statement on 4/19/93. Limited partnership returns are restated to reflect all fees and expenses applicable to the Fund. If the limited partnership had been registered as an investment company under the federal securities laws, its performance might have been adversely affected because of the additional restrictions applicable to registered investment companies. The Advisory shares calculate their performance based upon the historical performance of their corresponding series ("Fund") of Pilgrim Mutual Funds, adjusted to reflect sales charges and operating expenses. The Fund's Advisory shares were first available on 6/30/94.

The total returns reflect the fact that the Investment Adviser has agreed to waive or defer its management fees and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a five year period. Total return results may have been lower had there been no waiver or deferral.

The Russell Mid Cap Growth Index measures the performance of those companies among the 800 smallest companies in the Russell 1000 Index with higher than average price-to-book ratios and forecasted growth. The average market capitalization is $4 billion. The Russell Mid Cap Growth Index is considered generally representative of the U.S. market for mid cap stocks. The index incepted on 12/31/85.

Index returns reflect the reinvestment of income dividends and capital gains distributions, if any, but do not reflect fees, brokerage commissions, or other expenses of investing.

Past performance is no guarantee of future performance. Investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1999
------------------------------------------------------------------------
MID CAP GROWTH FUND

                                            NUMBER
                                          OF SHARES      VALUE
------------------------------------------------------------------
COMMON STOCK -- 99.3%
------------------------------------------------------------------
ADVERTISING -- 2.8%
  Doubleclick, Inc.*....................      18,800  $  3,422,775
  Lamar Advertising Co.*................      94,100     3,193,519
  Outdoor Systems, Inc.*................     189,200     5,676,000
                                                      ------------
                                                        12,292,294
                                                      ------------
AEROSPACE/DEFENSE -- 0.8%
  Gulfstream Aerospace Corp.*...........      82,500     3,578,437
                                                      ------------
AIRLINES -- 0.7%
  Southwest Airlines....................     106,400     3,218,600
                                                      ------------
APPLICATIONS SOFTWARE -- 0.9%
  Citrix Systems, Inc.*.................      99,000     3,774,375
                                                      ------------
BEVERAGES-NON-ALCOHOLIC -- 0.5%
  Pepsi Bottling Group, Inc.*...........     106,600     2,311,887
                                                      ------------
BIOTECHNOLOGY -- 2.1%
  Biogen, Inc.*.........................      23,200     2,652,050
  Genzyme Corp.-General Division*.......      62,900     3,172,519
  Immunex Corp.*........................      38,000     3,163,500
                                                      ------------
                                                         8,988,069
                                                      ------------
BROADCASTING -- 4.9%
  Clear Channel Communications*.........     144,800     9,710,650
  COX Communications, Inc. Cl. A*.......      64,600     4,885,375
  Jacor Communications, Inc.*...........      28,800     2,188,800
  USA Networks, Inc.*...................     127,500     4,566,094
                                                      ------------
                                                        21,350,919
                                                      ------------
COMPUTER SOFTWARE -- 2.3%
  ISS Group, Inc.*......................      51,100     4,062,450
  Veritas Software Corp.*...............      75,450     6,092,588
                                                      ------------
                                                        10,155,038
                                                      ------------
COMPUTERS -- 5.6%
  ASM Lithography Holding N.V.*.........     131,000     5,895,000
  Network Appliance, Inc.*..............     124,800     6,318,000
  Rambus, Inc.*.........................      50,200     3,231,625
  Safeguard Scientifics, Inc.*..........      51,000     3,458,437
  VeriSign, Inc.*.......................      36,400     5,605,600
                                                      ------------
                                                        24,508,662
                                                      ------------
DIVERSIFIED FINANCIAL SERVICES -- 6.6%
  Capital One Financial Corp............      24,100     3,639,100
  Charles Schwab Corp...................      75,000     7,209,375
  CIT Group, Inc. Cl. A.................     101,500     3,102,094
  Donaldson, Lufkin & Jenrette..........      94,300     6,577,425
  E*trade Group, Inc.*..................      60,000     3,498,750
  Providian Financial Corp..............      40,800     4,488,000
                                                      ------------
                                                        28,514,744
                                                      ------------
DRUGS/PHARMACEUTICALS -- 4.7%
  Allergan, Inc.........................      44,300     3,892,862
  Amerisource Health Corp. Cl. A*.......      81,800     2,796,537

                                            NUMBER
                                          OF SHARES      VALUE
------------------------------------------------------------------

DRUGS/PHARMACEUTICALS (CONTINUED)

  Cardinal Health, Inc..................     101,593  $  6,705,138
  Forest Laboratories, Inc. Cl. A*......      72,100     4,064,637
  Watson Pharmaceutical, Inc.*..........      66,700     2,943,137
                                                      ------------
                                                        20,402,311
                                                      ------------
ELECTRIC -- 0.6%
  Montana Power Co......................      34,200     2,515,837
                                                      ------------
ELECTRONIC COMPONENTS/SEMICONDUCTORS -- 7.0%
  Applied Materials, Inc.*..............     150,800     9,302,475
  Conexant Systems, Inc.*...............     169,800     4,701,338
  LSI Logic Corp.*......................     122,600     3,823,588
  Novellus Systems, Inc.*...............      84,600     4,663,575
  Vitesse Semiconductor Corp.*..........      64,200     3,250,125
  Xilinx, Inc.*.........................     118,800     4,818,825
                                                      ------------
                                                        30,559,926
                                                      ------------
ELECTRONICS -- 3.9%
  Cymer, Inc.*..........................     219,900     4,370,513
  Solectron Corp.*......................      53,800     2,612,663
  Teradyne, Inc.*.......................     100,300     5,472,619
  Uniphase Corp.*.......................      37,100     4,271,138
                                                      ------------
                                                        16,726,933
                                                      ------------
FOOD -- 1.8%
  Keebler Foods Co.*....................     103,000     3,759,500
  Safeway, Inc.*........................      74,700     3,833,044
                                                      ------------
                                                         7,592,544
                                                      ------------
HEALTH CARE -- 0.9%
  Wellpoint Health Networks*............      48,700     3,692,069
                                                      ------------
INSURANCE -- 1.3%
  Hartford Life, Inc. Cl. A.............      52,800     2,904,000
  Reliastar Financial Corp..............      65,000     2,770,625
                                                      ------------
                                                         5,674,625
                                                      ------------
INTERNET SOFTWARE -- 10.5%
  At Home Corp. Series A*...............      40,400     6,363,000
  CMGI, Inc.*...........................      84,600    15,487,087
  Earthlink Network, Inc.*..............      31,000     1,860,000
  Infoseek Corp.*.......................      70,000     5,180,000
  Network Solutions, Inc.*..............      62,800     6,641,100
  Yahoo!, Inc.*.........................      59,000     9,934,125
                                                      ------------
                                                        45,465,312
                                                      ------------
LEISURE/GAMING -- 0.7%
  Mirage Resorts, Inc.*.................     148,200     3,149,250
                                                      ------------
MEDICAL SUPPLIES/EQUIPMENT -- 2.0%
  Guidant Corp..........................     109,100     6,600,550
  Visx, Inc.*...........................      21,300     2,291,081
                                                      ------------
                                                         8,891,631
                                                      ------------
NETWORK SOFTWARE -- 1.3%
  Novell, Inc.*.........................     219,700     5,533,694
                                                      ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                            NUMBER
                                          OF SHARES      VALUE
------------------------------------------------------------------

COMMON STOCK (Continued)
---------------------------------------------------------

OIL & GAS PRODUCERS -- 2.4%
  Burlington Resources, Inc.............      95,300  $  3,806,044
  Diamond Offshore Drilling.............     103,400     3,270,025
  Transocean Offshore, Inc..............     123,400     3,555,462
                                                      ------------
                                                        10,631,531
                                                      ------------
OIL & GAS SERVICES -- 2.5%
  Global Industries, Ltd.*..............     254,000     2,571,750
  Smith International, Inc.*............     132,300     5,292,000
  Weatherford International, Inc.*......     112,000     2,926,000
                                                      ------------
                                                        10,789,750
                                                      ------------
OPTICAL SUPPLIES -- 1.5%
  Bausch & Lomb, Inc....................     100,600     6,539,000
                                                      ------------
OTHER COMMERCIAL SERVICES -- 2.1%
  Concord EFS, Inc.*....................      94,900     2,615,681
  Paychex, Inc..........................      89,150     4,229,053
  USWeb Corp.*..........................      57,000     2,351,250
                                                      ------------
                                                         9,195,984
                                                      ------------
OTHER FINANCIAL SERVICES -- 1.5%
  Fiserv, Inc...........................     122,900     6,590,512
                                                      ------------
PACKAGING & CONTAINERS -- 0.9%
  Smurfit-Stone Container Corp.*........     196,700     3,798,769
                                                      ------------
PAPER & RELATED PRODUCTS -- 0.6%
  Georgia-Pacific.......................      37,500     2,784,375
                                                      ------------
RECREATIONAL PRODUCTS -- 1.1%
  Harley-Davidson, Inc..................      81,800     4,703,500
                                                      ------------
REGIONAL/COMMERCIAL BANKS -- 0.6%
  Firstar Corp..........................      27,500     2,461,250
                                                      ------------
RENTAL AUTO/EQUIPMENT -- 0.6%
  United Rentals, Inc.*.................      90,500     2,579,250
                                                      ------------
RETAIL-APPAREL -- 2.8%
  Abercrombie & Fitch Co. Cl. A*........      53,400     4,912,800
  American Eagle Outfitters*............      44,700     3,204,431
  Intimate Brands, Inc..................      85,700     4,124,312
                                                      ------------
                                                        12,241,543
                                                      ------------
RETAIL-BEDDING -- 1.0%
  Bed Bath & Beyond, Inc.*..............     123,300     4,500,450
                                                      ------------
RETAIL-CONSUMER ELECTRONICS -- 0.9%
  Circuit City Stores...................      48,700     3,731,638
                                                      ------------
RETAIL-DEPARTMENT STORES -- 1.0%
  Kohls Corp............................      60,900     4,316,287
                                                      ------------
RETAIL-HYPERMARKETS -- 2.0%
  Costco Cos., Inc.*....................      94,900     8,689,281
                                                      ------------
                                            NUMBER
                                          OF SHARES      VALUE
------------------------------------------------------------------
RETAIL-INTERNET -- 2.0%
  Amazon.Com, Inc.*.....................      38,300  $  6,594,781
  Priceline.com, Inc.*..................      27,100     2,245,912
                                                      ------------
                                                         8,840,693
                                                      ------------
RETAIL-MAIL ORDER -- 0.4%
  Micro Warehouse, Inc.*................     116,100     1,872,113
                                                      ------------
RETAIL-OFFICE SUPPLIES -- 3.0%
  Office Depot, Inc.*...................     117,700     4,332,831
  Staples, Inc.*........................     261,650     8,601,744
                                                      ------------
                                                        12,934,575
                                                      ------------
RETAIL-RESTAURANTS -- 1.1%
  Starbucks Corp.*......................     163,400     4,585,413
                                                      ------------
TELECOMMUNICATIONS -- 5.5%
  Crown Castle International Corp.*.....     101,200     1,821,600
  Qwest Communications International,
    Inc.*...............................      87,600     6,315,413
  Sprint Corp.- PCS Group*..............      96,300     4,267,294
  Western Wireless Corp. Cl. A*.........     104,600     3,791,750
  Winstar Communications, Inc.*.........     209,000     7,595,844
                                                      ------------
                                                        23,791,901
                                                      ------------
TELECOMMUNICATIONS EQUIPMENT -- 3.2%
  American Tower Corp. Cl. A*...........      97,000     2,376,500
  Ascend Communications, Inc.*..........      90,200     7,548,613
  RF Micro Devices, Inc.*...............      42,600     4,076,288
                                                      ------------
                                                        14,001,401
                                                      ------------
TRANSPORTATION-AIR FREIGHT -- 0.7%
  FDX Corp.*............................      30,500     2,830,781
                                                      ------------
TOTAL COMMON STOCK
  (Cost: $310,508,478)..............................   431,307,154
                                                      ------------

                                          PRINCIPAL
                                            AMOUNT
------------------------------------------------------------------
COMMERCIAL PAPER -- 3.2%
------------------------------------------------------------------
  Central Illinois Public Utilities
    5.030%, 04/01/99....................  $5,965,000     5,965,000
  Smithkline Beecham PLC
    5.000%, 04/01/99....................   8,085,000     8,085,000
                                                      ------------
TOTAL COMMERCIAL PAPER
  (Cost: $14,050,000)...............................    14,050,000
                                                      ------------
TOTAL INVESTMENTS -- 102.5%
  (Cost: $324,558,478)............................     445,357,154
LIABILITIES IN EXCESS OF OTHER ASSETS -- (2.5%)...     (10,882,671)
                                                    --------------
NET ASSETS -- 100.0%..............................  $  434,474,483
                                                    --------------
                                                    --------------
---------------

* Non-income producing securities.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

SMALL CAP GROWTH FUND
ADVISORY SHARES
------------------------------------------------------------------------

  MANAGEMENT TEAM: CATHERINE SOMHEGYI, Partner, Chief Investment Officer, Global Equity Management; THOMAS BLEAKLEY, Partner, Portfolio Manager; JOHN C. MCCRAW, Portfolio Manager; PAUL E. CLUSKEY, Investment Analyst; AARON HARRIS, Portfolio Manager.

  GOAL: The Small Cap Growth Fund seeks to maximize long-term capital appreciation through investments primarily in US companies with market capitalizations corresponding to the middle 90% of the Russell 2000 Growth Index at time of purchase.

  MARKET OVERVIEW: During the 12-month period ending March 31, 1999, the market environment was characterized by extreme volatility. After climbing to record highs in mid-July, US stocks tumbled in late summer and the fund lost nearly 25% in August. However, over the following seven months, small-cap stocks rebounded. In that period, the fund gained more than 54% -- despite a 10.6% decline in February amid rising interest rates that spooked investors.

  A variety of factors triggered stocks' decline in late July including:

  - expectations for dwindling corporate profits

  - increasing global economic and currency turmoil

  - evidence of a slowing US economy

  In this environment, small-cap stocks were especially vulnerable as investors preferred the liquidity and perceived safety of larger caps.

  PERFORMANCE: For the 12-month period ending March 31, 1999, the fund's Advisory shares gained 1.0% versus an 11.0% decline for the Russell 2000 Growth Index.

  PORTFOLIO SPECIFICS: Despite an extremely difficult period, stock selection, especially within the technology sector, helped the fund outperform its benchmark by a wide margin. Among the strongest performers, especially late in the period, were Internet-related stocks and semiconductor capital equipment issues such as Lycos, Real Networks and Mindspring Enterprises.

  Appreciation among technology holdings contributed to the fund's increased weighting in this sector. Technology stocks comprised 38% of the portfolio on March 31, up from 23.1% a year ago.

  Strong returns among financial services holdings also contributed to gains. Exposure to brokerage stocks, both traditional and on-line firms, was a positive contributor. CMGI, Ameritrade and Hambrecht & Quist all delivered strong gains early in 1999.

  MARKET OUTLOOK: The fundamental strengths evident within the small-cap segment of the market continue to inspire optimism. Earnings growth remains strong and valuations, relative to large-cap stocks, reached their lowest point since the inception of the Russell 2000 Index in 1979.

  Reflecting the fund's strengths, the median earnings growth rate for holdings as of March 31 was 23.6% versus 15.5% for the Russell 2000 Growth Index.

--------------------------------------------------------------------------------

SMALL CAP GROWTH FUND ADVISORY SHARES
------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN SMALL CAP GROWTH FUND ADVISORY SHARES WITH THE RUSSELL 2000 GROWTH INDEX.

                          ANNUALIZED TOTAL RETURNS
                               As of 03/31/99                        SINCE
 1 YEAR                           5 YEARS                          INCEPTION
  0.96%                            15.95%                           13.08%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            SMALL CAP GROWTH FUND ADVISORY SHARES     RUSSELL 2000 GROWTH INDEX
  10/93                   $10,000.00                         $10,000.00
12/93                                     $9,988.55                   $10,262.59
3/94                                      $9,378.52                    $9,845.06
6/94                                      $8,678.90                    $9,227.27
9/94                                      $9,593.48                   $10,087.60
12/94                                     $9,606.03                   $10,013.02
3/95                                     $10,159.76                   $10,562.09
6/95                                     $11,317.62                   $11,609.85
9/95                                     $12,700.77                   $12,930.01
12/95                                    $13,019.28                   $13,123.11
3/96                                     $14,094.27                   $13,876.94
6/96                                     $15,477.82                   $14,687.74
9/96                                     $15,885.92                   $14,562.15
12/96                                    $15,553.45                   $14,601.18
3/97                                     $13,244.03                   $13,059.68
6/97                                     $16,216.15                   $15,351.64
9/97                                     $19,369.02                   $17,948.19
12/97                                    $17,348.28                   $16,476.56
3/98                                     $19,470.08                   $18,435.00
6/98                                     $18,591.05                   $17,376.29
9/98                                     $14,239.19                   $13,491.92
12/98                                    $18,087.82                   $16,682.12
3/99                                     $19,656.06                   $16,401.54

This graph compares a $10,000 investment in the Small Cap Growth Fund Advisory Shares with the Russell 2000 Growth Index, on a cumulative and average annual total return basis. All return calculations reflect the reinvestment of income dividends and capital gains distributions, if any, as well as all fees and expenses. The Advisory Shares calculate their performance based upon the historical performance of their corresponding series ("Fund") of Pilgrim Mutual Funds, adjusted to reflect sales charges and operating expenses. The Fund's Advisory Shares were first available on 8/31/95.

The total returns reflect the fact that the Investment Adviser has agreed to waive or defer its management fees and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a five year period. Total return results may have been lower had there been no waiver or deferral.

The Russell 2000 Growth Index contains those securities in the Russell 2000 Index with a greater-than-average growth orientation. Companies in this index generally have higher price-to-book and price-earnings ratios. The Russell 2000 Index is a widely regarded small-cap index of the 2,000 smaller securities in the Russell 3000 Index which comprises the 3,000 largest U.S. securities as determined by total market capitalization.

The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

Past performance is no guarantee of future performance. Investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1999
------------------------------------------------------------------------
SMALL CAP GROWTH FUND

                                             NUMBER
                                            OF SHARES          VALUE
-------------------------------------------------------------------------
COMMON STOCK -- 99.7%
-------------------------------------------------------------------------
ADVERTISING -- 0.9%
  Abacus Direct Corp.*..................      47,200      $     3,870,400
  Getty Images, Inc.*...................      37,900              795,900
                                                          ---------------
                                                                4,666,300
                                                          ---------------
AEROSPACE/DEFENSE -- 0.8%
  Aeroflex, Inc.*.......................      20,300              289,275
  Kellstrom Industries, Inc.*...........      43,000              682,625
  L-3 Communications Holdings, Inc.*....      64,200            2,969,250
                                                          ---------------
                                                                3,941,150
                                                          ---------------
AIRLINES -- 1.2%
  Alaska Airgroup, Inc.*................      33,300            1,581,750
  Atlantic Coast Airlines Holdings*.....      76,300            2,145,937
  Mesaba Holdings, Inc.*................      18,600              249,356
  Midwest Express Holdings*.............      32,800              963,500
  Skywest, Inc..........................      44,100            1,273,387
                                                          ---------------
                                                                6,213,930
                                                          ---------------
APPAREL -- 0.7%
  Cutter & Buck, Inc.*..................       2,200               70,400
  Novel Denim Holdings, Ltd.*...........      13,400              130,650
  Quiksilver, Inc.*.....................      16,400              692,900
  Timberland Co. Cl. A*.................      40,900            2,579,256
                                                          ---------------
                                                                3,473,206
                                                          ---------------
APPLICATIONS SOFTWARE -- 2.4%
  Broadvision, Inc.*....................      51,300            3,065,175
  Clarify, Inc.*........................      46,200            1,232,963
  Exchange Applications, Inc.*..........       5,000              125,625
  New ERA Of Networks, Inc.*............      60,300            4,085,325
  Peregrine Systems, Inc.*..............      68,000            2,286,500
  Serena Software, Inc.*................      14,800              207,200
  Software AG Systems, Inc.*............      47,000              393,625
  Webtrends Corp.*......................      11,000              534,875
                                                          ---------------
                                                               11,931,288
                                                          ---------------
BEVERAGES-ALCOHOLIC -- 0.2%
  Canandaigua Brands, Inc. Cl. A*.......      22,800            1,148,550
                                                          ---------------
BIOTECHNOLOGY -- 1.3%
  ICOS Corp.*...........................      42,900            1,447,875
  IDEC Pharmaceuticals Corp.*...........      41,600            2,137,200
  Incyte Pharmaceuticals, Inc.*.........      36,900              740,306
  Pharmaceutical Product Development*...      55,500            1,862,719
  Serologicals Corp.*...................      44,175              599,123
                                                          ---------------
                                                                6,787,223
                                                          ---------------
BROADCASTING -- 1.6%
  Emmis Communications Corp. Cl. A*.....      66,100            3,305,000
  Entercom Communications Corp.*........      25,000              884,375
  Saga Communications, Inc. Cl. A*......      69,096            1,235,091
  SBS Broadcasting S.A.*................      78,200            2,512,175
                                                          ---------------
                                                                7,936,641
                                                          ---------------

                                             NUMBER
                                            OF SHARES          VALUE
-------------------------------------------------------------------------
CHEMICALS -- 0.4%
  Spartech Corp.........................      26,700      $       550,687
  The Scotts Co. Cl. A*.................      38,800            1,450,150
                                                          ---------------
                                                                2,000,837
                                                          ---------------
COMMUNICATIONS SOFTWARE -- 0.3%
  Avid Technology, Inc.*................      12,300              215,189
  AVT Corp.*............................      52,500            1,253,438
  DSET Corp.*...........................       1,500               17,538
                                                          ---------------
                                                                1,486,165
                                                          ---------------
COMPUTER SOFTWARE -- 3.4%
  Axent Technologies, Inc.*.............      39,900              960,094
  BindView Development Corp.*...........      36,200            1,126,725
  Bottomline Technologies, Inc.*........       4,500              287,156
  Business Objects S.A.--ADR*...........      31,200              926,250
  Harbinger Corp.*......................      82,700              558,225
  ISS Group, Inc.*......................      20,600            1,637,700
  Macromedia, Inc.*.....................      64,900            2,940,781
  Mercury Interactive Corp.*............     194,200            6,918,375
  Onyx Software Corp.*..................       8,500              326,188
  Pinnacle Systems, Inc.*...............      16,700              759,850
  Smith-Gardner & Associates, Inc.*.....      11,000              155,375
  Verity, Inc.*.........................      22,300              747,050
                                                          ---------------
                                                               17,343,769
                                                          ---------------
COMPUTERS -- 8.8%
  Affiliated Computer Services, Inc. Cl.
    A*..................................      56,400            2,580,300
  Apex PC Solutions, Inc.*..............      98,850            1,377,722
  Comverse Technology, Inc.*............      24,400            2,074,000
  Digital River, Inc.*..................      20,000              800,000
  Ecsoft Group PLC--ADR*................       8,500              270,938
  Electronics For Imaging*..............      74,300            2,897,700
  Factset Research Systems, Inc.........      21,600              934,200
  Globix Corp.*.........................      10,000              373,125
  Henry (Jack) & Associates.............      50,950            1,872,413
  International Integration, Inc.*......      11,300              361,600
  Mentor Graphics Corp.*................      66,000              891,000
  Network Appliance, Inc.*..............     148,400            7,512,750
  Rambus, Inc.*.........................      32,700            2,105,063
  S3, Inc.*.............................      85,900              644,250
  Safeguard Scientifics, Inc.*..........      29,000            1,966,563
  Sandisk Corp.*........................      50,200            1,330,300
  Sequent Computer Systems, Inc.*.......      74,000              670,625
  Sykes Enterprises, Inc.*..............      57,100            1,845,044
  VeriSign, Inc.*.......................      54,600            8,408,400
  Visual Networks, Inc.*................      11,100              414,862
  Whittman-Hart, Inc.*..................     176,500            3,794,750
  Xircom, Inc.*.........................      60,900            1,530,112
                                                          ---------------
                                                               44,655,717
                                                          ---------------
COSMETICS/PERSONAL CARE -- 0.2%
  Chattem, Inc.*........................      25,400              793,750
                                                          ---------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                             NUMBER
                                            OF SHARES          VALUE
-------------------------------------------------------------------------

COMMON STOCK (Continued)
---------------------------------------------------------

DATA PROCESSING/MANAGEMENT SOFTWARE -- 0.4%
  Reynolds & Reynolds Cl. A.............      94,000      $     1,786,000
  TSI International Software, Ltd.*.....       6,000              292,875
                                                          ---------------
                                                                2,078,875
                                                          ---------------
DISTRIBUTION/WHOLESALE -- 1.0%
  Brightpoint, Inc.*....................     100,200              593,372
  CDW Computer Centers, Inc.*...........      34,300            2,366,700
  Cellstar Corp.*.......................      33,400              346,525
  CHS Electronics, Inc.*................      70,800              225,675
  Insight Enterprises, Inc.*............      60,225            1,490,569
                                                          ---------------
                                                                5,022,841
                                                          ---------------
DIVERSIFIED FINANCIAL SERVICES -- 1.4%
  Affiliated Managers Group*............      28,200              733,200
  Ameritrade Holding Corp. Cl. A*.......      63,400            3,914,950
  Hambrecht & Quist, Inc.*..............      27,400              950,437
  Metris Cos., Inc......................      35,500            1,433,313
  Rock Financial Corp...................      10,000              180,000
  T & W Financial Corp.*................      10,800               90,450
                                                          ---------------
                                                                7,302,350
                                                          ---------------
DRUGS/PHARMACEUTICALS -- 6.3%
  Advance Paradigm, Inc.*...............      30,100            1,901,944
  Alkermes, Inc.*.......................      50,100            1,365,225
  Alpharma, Inc. Cl. A*.................      49,500            1,942,875
  Bindley Western Industries, Inc.......      66,200            1,890,837
  Biomatrix, Inc.*......................      71,300            5,561,400
  Gilead Sciences, Inc.*................      49,200            2,238,600
  Jones Medical Industries, Inc.........     103,500            3,596,625
  Medicis Pharmaceutical Cl. A*.........     104,850            3,145,500
  Medimmune, Inc.*......................      68,900            4,078,019
  NBTY, Inc.*...........................      55,800              272,025
  Nexstar Pharmaceuticals, Inc.*........      48,900              834,356
  Parexel International Corp.*..........      29,500              610,281
  Priority Healthcare Corp.*............      16,300              737,575
  Sepracor, Inc.*.......................      25,800            2,896,050
  Trimeris, Inc.*.......................      34,300              437,325
  Zonagen, Inc.*........................      14,000              301,000
                                                          ---------------
                                                               31,809,637
                                                          ---------------
EDUCATIONAL SOFTWARE -- 0.2%
  Advantage Learning Systems, Inc.*.....      39,600            1,230,075
                                                          ---------------
ELECTRICAL COMPONENTS & EQUIPMENT -- 0.5%
  C-Cube Microsystems, Inc.*............      29,300              580,506
  SLI, Inc.*............................      93,750            1,968,750
                                                          ---------------
                                                                2,549,256
                                                          ---------------
ELECTRONIC COMPONENTS/SEMICONDUCTORS -- 6.5%
  Actel Corp.*..........................      54,300              892,556
  Alpha Industries, Inc.*...............      50,300              924,263
  American Xtal Technology, Inc.*.......      74,200            1,669,500
  Applied Micro Circuits Corp.*.........      68,400            2,924,100
  Electro Scientific Industries,
    Inc.*...............................      25,800            1,199,700
                                             NUMBER
                                            OF SHARES          VALUE
-------------------------------------------------------------------------

ELECTRONIC COMPONENTS/SEMICONDUCTORS (CONTINUED)

  Kulicke & Soffa Industries*...........      48,400      $     1,222,100
  LAM Research Corp.*...................      33,300              965,700
  Lattice Semiconductor Corp.*..........      25,300            1,152,731
  Level One Communications, Inc.*.......      36,100            1,755,363
  Micrel, Inc.*.........................      35,200            1,762,200
  Microchip Technology, Inc.*...........      45,200            1,565,050
  MIPS Technologies, Inc.*..............      39,900            2,433,900
  Moog, Inc. Cl. A......................      24,700              753,350
  Novellus Systems, Inc.*...............      33,700            1,857,712
  PMC - Sierra, Inc.*...................      36,100            2,569,869
  Qlogic Corp.*.........................      51,400            3,450,225
  SDL, Inc.*............................      35,700            3,239,775
  Transwitch Corp.*.....................      39,200            1,773,800
  Triumph Group, Inc.*..................      38,700              909,450
                                                          ---------------
                                                               33,021,344
                                                          ---------------
ELECTRONICS -- 2.2%
  Cymer, Inc.*..........................      50,400            1,001,700
  DII Group, Inc.*......................      16,600              485,550
  Flextronics International, Ltd.*......      87,600            4,467,600
  Genesis Microchip, Inc.*..............      20,800              494,000
  Uniphase Corp.*.......................      41,000            4,720,125
                                                          ---------------
                                                               11,168,975
                                                          ---------------
ENGINEERING & CONSTRUCTION -- 0.8%
  Dycom Industries, Inc.*...............      86,850            3,777,975
                                                          ---------------
ENTERTAINMENT -- 1.2%
  Championship Auto Racing Teams*.......      17,000              495,125
  Cinar Corp. Cl. B*....................      49,600            1,140,800
  Image Entertainment, Inc.*............      22,900              134,537
  Macrovision Corp.*....................      29,900            1,106,300
  SFX Entertainment, Inc. Cl. A*........      41,200            2,659,975
  Sunterra Corp.*.......................      74,200              723,450
                                                          ---------------
                                                                6,260,187
                                                          ---------------
ENTERTAINMENT SOFTWARE -- 0.1%
  Acclaim Entertainment, Inc.*..........      68,700              614,006
                                                          ---------------
ENVIRONMENTAL CONTROL -- 0.8%
  Casella Waste Systems, Inc. Cl. A*....      69,000            1,556,812
  Superior Services, Inc.*..............      71,300            1,412,631
  Tetra Tech, Inc.*.....................      47,156              993,223
                                                          ---------------
                                                                3,962,666
                                                          ---------------
FOOD -- 0.4%
  Hain Food Group, Inc.*................      47,800              788,700
  Merkert America Corp.*................      41,700              453,488
  Michael Foods, Inc....................      49,500              943,594
                                                          ---------------
                                                                2,185,782
                                                          ---------------
HEALTH CARE -- 1.2%
  Apria Healthcare Group*...............     171,100            2,037,159
  Covance, Inc.*........................      55,500            1,390,969
  Novoste Corp.*........................      11,000              264,000

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SMALL CAP GROWTH FUND

                                             NUMBER
                                            OF SHARES          VALUE
-------------------------------------------------------------------------

COMMON STOCK (Continued)
---------------------------------------------------------
HEALTH CARE (CONTINUED)

  Oxford Health Plans*..................      80,000      $     1,250,000
  Perclose, Inc.*.......................      31,900              988,900
                                                          ---------------
                                                                5,931,028
                                                          ---------------
HOME BUILDING -- 0.8%
  Crossmann Communities, Inc.*..........      35,400              705,787
  M/I Schottenstein Homes, Inc..........      46,700              828,925
  MDC Holdings, Inc.....................      41,400              595,125
  National RV Holdings, Inc.*...........      41,550              919,294
  Ryland Group, Inc.....................      32,500              822,656
                                                          ---------------
                                                                3,871,787
                                                          ---------------
HOME FURNISHINGS -- 0.0%
  Select Comfort Corp.*.................       7,500              209,062
                                                          ---------------
HOSPITALS -- 0.2%
  Province Healthcare Co.*..............      49,700              919,450
                                                          ---------------
INTERNET SOFTWARE -- 15.9%
  AboveNet Communications, Inc.*........      49,300            6,452,138
  Broadcast.com, Inc.*..................       6,800              803,675
  CMGI, Inc.*...........................      39,900            7,304,194
  CNET, Inc.*...........................      70,000            6,448,750
  Concentric Network Corp.*.............      49,400            3,692,650
  Critical Path, Inc.*..................      11,000              847,000
  Excite, Inc.*.........................      29,900            4,186,000
  Exodus Communications, Inc.*..........      77,300           10,396,850
  Go2net, Inc.*.........................      52,800            7,002,600
  Infoseek Corp.*.......................      64,300            4,758,200
  Infospace.com, Inc.*..................      61,300            5,428,881
  InterVU, Inc.*........................      26,600            1,180,375
  iVillage, Inc.*.......................      12,800            1,286,400
  Lycos, Inc.*..........................      19,600            1,686,825
  Mindspring Enterprises, Inc.*.........      43,400            3,735,113
  OneMain.com, Inc.*....................       7,000              253,750
  PCOrder.com, Inc.*....................       5,500              311,438
  Prodigy Communications Corp.*.........      31,300            1,201,138
  RealNetworks, Inc.*...................      36,000            4,398,750
  Security First Technologies Co.*......      32,700            2,403,450
  Sportsline USA, Inc.*.................      32,700            1,491,938
  Verio, Inc.*..........................      33,400            1,540,575
  VerticalNet, Inc.*....................       4,500              467,437
  XOOM.com, Inc.*.......................      47,000            3,151,938
                                                          ---------------
                                                               80,430,065
                                                          ---------------
INVESTMENT COMPANIES -- 0.4%
  American Capital Strategies...........      33,900              580,537
  SEI Investments Co....................      16,600            1,535,500
                                                          ---------------
                                                                2,116,037
                                                          ---------------
LEISURE/GAMING -- 0.3%
  American Classic Voyages Co.*.........      36,100              582,156
                                             NUMBER
                                            OF SHARES          VALUE
-------------------------------------------------------------------------

LEISURE/GAMING (CONTINUED)

  Family Golf Centers, Inc.*............      93,000      $       691,687
  Travel Services International,
    Inc.*...............................      30,000              315,000
                                                          ---------------
                                                                1,588,843
                                                          ---------------
MACHINERY-CONSTRUCTION & MINING -- 0.4%
  Terex Corp.*..........................      91,100            2,197,787
                                                          ---------------
MACHINERY-DIVERSIFIED -- 0.7%
  Motivepower Industries, Inc.*.........      98,377            2,471,722
  PRI Automation, Inc.*.................      52,400            1,093,793
                                                          ---------------
                                                                3,565,515
                                                          ---------------
MEDICAL PRODUCTS -- 0.1%
  Hanger Orthopedic Group, Inc.*........      31,600              426,600
                                                          ---------------
MEDICAL SUPPLIES/EQUIPMENT -- 1.9%
  Laser Vision Centers, Inc.*...........      25,000              953,125
  Minimed, Inc.*........................      50,100            5,091,412
  Molecular Devices Corp.*..............      59,800            1,614,600
  Osteotech, Inc.*......................      41,400            1,423,125
  Xomed Surgical Products, Inc.*........      16,800              659,400
                                                          ---------------
                                                                9,741,662
                                                          ---------------
METAL FABRICATION/HARDWARE -- 0.4%
  Johnstown America Industries, Inc.*...      74,400            1,106,700
  Mueller Industries, Inc.*.............      46,800            1,047,150
                                                          ---------------
                                                                2,153,850
                                                          ---------------
NETWORK SOFTWARE -- 1.2%
  Concord Communications, Inc.*.........      61,500            3,505,500
  Legato Systems, Inc.*.................      49,500            2,555,438
                                                          ---------------
                                                                6,060,938
                                                          ---------------
OFFICE FURNISHINGS -- 0.0%
  Compx International, Inc.*............      14,700              187,622
                                                          ---------------
OIL & GAS PRODUCERS -- 0.6%
  Barrett Resources Corp.*..............      46,400            1,162,900
  Pride International, Inc.*............     106,100              875,325
  Stone Energy Corp.*...................      18,500              592,000
  Unit Corp.*...........................      34,300              175,787
                                                          ---------------
                                                                2,806,012
                                                          ---------------
OIL & GAS SERVICES -- 1.0%
  CAL Dive International, Inc.*.........      47,800              997,825
  Dril-Quip*............................      21,200              467,725
  Global Industries, Ltd.*..............      86,400              874,800
  Smith International, Inc.*............      36,900            1,476,000
  Tuboscope, Inc.*......................      87,100              783,900
  Varco International, Inc.*............      37,000              411,625
                                                          ---------------
                                                                5,011,875
                                                          ---------------
OPTICAL RECOGNITION SOFTWARE -- 0.0%
  Optimal Robotics Corp.*...............      10,100               74,487
                                                          ---------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                             NUMBER
                                            OF SHARES          VALUE
-------------------------------------------------------------------------

COMMON STOCK (Continued)
---------------------------------------------------------

OPTICAL SUPPLIES -- 0.3%
  Ocular Sciences, Inc.*................      46,100      $     1,322,494
                                                          ---------------
OTHER COMMERCIAL SERVICES -- 5.0%
  Career Education Corp.*...............       4,000              138,500
  Century Business Services, Inc.*......     125,200            1,369,375
  Forrester Research, Inc.*.............      20,800              631,800
  Hooper Holmes, Inc....................      27,300              426,563
  International Telecommunications Data
    Systems*............................      33,000              408,375
  ITT Educational Services, Inc.*.......      10,000              375,625
  Kendle International, Inc.*...........      40,000              805,000
  Korn-Ferry International*.............      70,000              918,750
  Lason, Inc.*..........................      61,700            3,470,625
  National Equipment Services*..........      25,000              231,250
  NCO Group, Inc.*......................      60,800            2,249,600
  NOVA Corp.*...........................     132,510            3,478,388
  Novacare Employee Services*...........      80,000              625,000
  On Assignment, Inc.*..................      63,200            1,619,500
  Personnel Group Of America, Inc.*.....      11,100               79,781
  Prepaid Legal Services, Inc.*.........      46,100            1,129,450
  Probusiness Services, Inc.*...........      32,300            1,356,600
  Profit Recovery Group International*..      23,200              916,400
  Quanta Services, Inc.*................      39,100              994,606
  S M & A Corp.*........................      34,600              397,900
  Select Appointments Holdings--ADR.....      16,900              451,019
  Service Corp. International...........      16,200              230,850
  United Road Services, Inc.*...........      41,500              215,281
  USWeb Corp.*..........................      68,400            2,821,500
                                                          ---------------
                                                               25,341,738
                                                          ---------------
OTHER CONSUMER SERVICES -- 0.1%
  Global Vacation Group, Inc.*..........      20,000              237,500
  MiningCo.com, Inc.*...................       4,000              358,000
                                                          ---------------
                                                                  595,500
                                                          ---------------
OTHER HEALTH SERVICES -- 0.0%
  Mede America Corp.*...................       7,000              139,125
                                                          ---------------
PRINTING-COMMERCIAL -- 1.3%
  Consolidated Graphics, Inc.*..........      71,400            4,123,350
  Mail-Well, Inc.*......................     197,800            2,645,575
                                                          ---------------
                                                                6,768,925
                                                          ---------------
PUBLISHING -- 0.2%
  Big Flower Holdings, Inc.*............      32,900            1,024,012
                                                          ---------------
REAL ESTATE -- 0.3%
  Jones Lang LaSalle, Inc.*.............      57,600            1,728,000
                                                          ---------------
RECREATIONAL CENTERS -- 0.3%
  Bally Total Fitness Holdings*.........      61,700            1,473,088
                                                          ---------------
                                             NUMBER
                                            OF SHARES          VALUE
-------------------------------------------------------------------------
REGIONAL/COMMERCIAL BANKS -- 0.6%
  Peoples Heritage Financial Group......      72,100      $     1,297,800
  Provident Bankshares Corp.............      73,175            1,911,697
                                                          ---------------
                                                                3,209,497
                                                          ---------------
REITS -- 0.5%
  Golf Trust Of America, Inc............      48,600            1,087,425
  Kilroy Realty Corp....................      75,525            1,548,263
                                                          ---------------
                                                                2,635,688
                                                          ---------------
RENTAL AUTO/EQUIPMENT -- 0.5%
  Rental Services Corp.*................     123,300            2,157,750
  United Rentals, Inc.*.................      18,400              524,400
                                                          ---------------
                                                                2,682,150
                                                          ---------------
RETAIL-APPAREL -- 1.9%
  AnnTaylor Stores Corp.*...............      79,700            3,521,744
  Bebe Stores, Inc.*....................      59,700            2,447,700
  Men's Wearhouse, Inc.*................      81,200            2,344,650
  Pacific Sunwear Of California*........      33,400            1,160,650
                                                          ---------------
                                                                9,474,744
                                                          ---------------
RETAIL-AUTOMOBILE -- 0.6%
  O'Reilly Automotive, Inc.*............      57,100            2,555,225
  Sonic Automotive, Inc.*...............      41,400              641,700
                                                          ---------------
                                                                3,196,925
                                                          ---------------
RETAIL-BEDDING -- 0.4%
  Linens 'N Things, Inc.*...............      44,900            2,037,338
                                                          ---------------
RETAIL-BUILDING PRODUCTS -- 0.1%
  White Cap Industries, Inc.*...........      35,700              392,700
                                                          ---------------
RETAIL-CATALOG SHOPPING -- 0.1%
  Genesis Direct, Inc.*.................      69,000              295,406
                                                          ---------------
RETAIL-COMPUTER EQUIPMENT -- 0.4%
  Creative Computers, Inc.*.............      69,500            2,093,687
                                                          ---------------
RETAIL-DEPARTMENT STORES -- 0.1%
  Elder-Beerman Stores Corp.*...........      57,100              492,487
                                                          ---------------
RETAIL-DISCOUNT -- 0.7%
  Ames Department Stores, Inc.*.........      99,100            3,679,087
                                                          ---------------
RETAIL-DIVERSIFIED -- 0.0%
  Cheap Tickets, Inc.*..................       2,000               67,250
                                                          ---------------
RETAIL-INTERNET -- 0.8%
  Beyond.com Corp.*.....................      34,500              903,469
  CDnow, Inc.*..........................      34,200              551,475
  Cyberian Outpost, Inc.*...............      19,400              383,150
  Fatbrain.com, Inc.*...................      10,000              228,750
  IMALL, Inc.*..........................      28,500              459,563
  Onsale, Inc.*.........................      33,700            1,131,056
  Ubid, Inc.*...........................       1,900              117,650
                                                          ---------------
                                                                3,775,113
                                                          ---------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SMALL CAP GROWTH FUND

                                             NUMBER
                                            OF SHARES          VALUE
-------------------------------------------------------------------------

COMMON STOCK (Continued)
---------------------------------------------------------

RETAIL-JEWELRY -- 0.1%
  Whitehall Jewellers, Inc.*............      30,900      $       475,087
                                                          ---------------
RETAIL-MAIL ORDER -- 0.4%
  Micro Warehouse, Inc.*................     113,600            1,831,800
                                                          ---------------
RETAIL-MUSIC STORE -- 0.4%
  Musicland Stores Corp.*...............      75,400              664,462
  Trans World Entertainment*............     131,000            1,441,000
                                                          ---------------
                                                                2,105,462
                                                          ---------------
RETAIL-PET FOOD & SUPPLIES -- 0.1%
  Petsmart, Inc.*.......................      85,900              689,884
                                                          ---------------
RETAIL-RESTAURANTS -- 1.1%
  Dave & Buster's, Inc.*................      57,700            1,182,850
  Foodmaker, Inc.*......................      66,800            1,703,400
  Sonic Corp.*..........................      91,250            2,458,047
                                                          ---------------
                                                                5,344,297
                                                          ---------------
RETAIL-SUNGLASSES -- 0.2%
  Sunglass Hut International, Inc.*.....      75,700              794,850
                                                          ---------------
RETAIL-VARIETY STORES -- 0.6%
  99 Cents Only Stores*.................      67,881            2,880,700
                                                          ---------------
RETAIL-VIDEO RENTAL -- 0.4%
  Hollywood Entertainment Corp.*........     102,900            1,916,513
                                                          ---------------
RETIREMENT/AGED CARE -- 0.5%
  Carematric Corp.*.....................      46,500              883,500
  Sunrise Assisted Living, Inc.*........      31,200            1,421,550
                                                          ---------------
                                                                2,305,050
                                                          ---------------
SAVINGS & LOANS -- 0.7%
  First Washington Bancorp, Inc.........      33,550              652,128
  MAF Bancorp, Inc......................      45,825            1,019,606
  Net.B@nk, Inc.*.......................      28,000            1,904,000
                                                          ---------------
                                                                3,575,734
                                                          ---------------
TELECOMMUNICATIONS -- 3.4%
  Echostar Communications Corp. Cl.
    A*..................................      82,900            6,766,713
  Gilat Satellite Networks, Ltd.*.......      49,300            2,958,000
  GST Telecommunications, Inc.*.........      99,100            1,083,906
  Transaction Network Services, Inc.*...      10,500              171,937
  US LEC Corp. Cl. A*...................      39,600              678,150
  Western Wireless Corp. Cl. A*.........      51,300            1,859,625
  Winstar Communications, Inc.*.........      97,200            3,532,613
                                                          ---------------
                                                               17,050,944
                                                          ---------------
TELECOMMUNICATIONS EQUIPMENT -- 6.9%
  American Tower Corp. Cl. A*...........      82,900            2,031,050
                                             NUMBER
                                            OF SHARES          VALUE
-------------------------------------------------------------------------

TELECOMMUNICATIONS EQUIPMENT (CONTINUED)

  Antec Corp.*..........................      26,400      $       579,017
  Aware, Inc.*..........................      26,000            1,222,000
  Carrier Access Corp.*.................      41,100            3,177,544
  Com21, Inc.*..........................      47,300            1,241,625
  Geotel Communications Corp.*..........      74,700            3,426,863
  International Network Services*.......      63,100            4,413,056
  Metromedia Fiber Network, Inc.*.......     135,200            7,005,050
  Pinnacle Holdings, Inc.*..............      61,300              927,163
  Powerwave Technologies, Inc.*.........      68,900            1,955,038
  Proxim, Inc.*.........................      27,700              796,375
  RF Micro Devices, Inc.*...............      42,000            4,018,875
  SkyTel Communications, Inc.*..........      85,600            1,423,100
  Stanford Telecommunications*..........      47,300              733,150
  Terayon Corp.*........................      50,500            2,020,000
                                                          ---------------
                                                               34,969,906
                                                          ---------------
TEXTILES -- 0.2%
  G & K Services, Inc. Cl. A............      22,950            1,060,003
                                                          ---------------
TOYS/GAMES/HOBBIES -- 0.5%
  Action Performance Cos., Inc.*........      85,900            2,587,738
                                                          ---------------
TRANSPORTATION-AIR FREIGHT -- 0.4%
  Expeditors International, Inc.........      33,500            1,809,000
                                                          ---------------
TRANSPORTATION-OTHER -- 0.3%
  Varlen Corp...........................      67,187            1,478,114
                                                          ---------------
TRANSPORTATION-TRUCKS -- 0.2%
  Knight Transportation, Inc.*..........      16,350              316,781
  Swift Transportation Co., Inc.*.......      29,800              771,075
                                                          ---------------
                                                                1,087,856
                                                          ---------------
TOTAL COMMON STOCK
  (Cost: $341,234,228).................................       505,043,007
                                                          ---------------

                                             NUMBER
                                           OF WARRANTS
-------------------------------------------------------------------------
WARRANTS -- 0.0%
-------------------------------------------------------------------------
  Iwerks Entertainment, Inc.*
    (Cost: $0)..........................       2,787                    0
                                                          ---------------
TOTAL INVESTMENTS -- 99.7%
  (Cost: $341,234,228)............................     505,043,007
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.3%.....       1,378,150
                                                    --------------
NET ASSETS -- 100.0%..............................  $  506,421,157
                                                    --------------
                                                    --------------
---------------

* Non-income producing securities.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

MINI CAP GROWTH FUND
------------------------------------------------------------------------

  MANAGEMENT TEAM: CATHERINE SOMHEGYI, Partner, Chief Investment Officer, Global Equity Management; THOMAS BLEAKLEY, Partner, Portfolio Manager; JOHN C. MCCRAW, Portfolio Manager; PAUL E. CLUSKEY, Investment Analyst; AARON HARRIS, Portfolio Manager.

  GOAL: The Mini Cap Growth Fund seeks to maximize long-term capital appreciation by investing primarily in US companies with market capitalizations corresponding to the bottom 5% of the Russell 2000 Growth Index at time of purchase.

  MARKET OVERVIEW: During the 12-month period ending March 31, 1999, the market environment was characterized by extreme volatility. After climbing to record highs in mid-July, US stocks tumbled in late summer and the fund lost more than 25% in August. Following a rebound of more than 25% in November and December, rising interest rates in the first quarter spooked investors and contributed to a sharp sell-off that dragged the fund down 11.9% in February.

  A variety of factors triggered stocks' decline in late July, including:

  - expectations for dwindling corporate profits

  - increasing global economic and currency turmoil

  - evidence of a slowing US economy

  In this environment, mini-cap stocks were especially vulnerable as investors preferred the liquidity and perceived safety of larger caps.

  PERFORMANCE: For the 12-month period ending March 31, 1999, the fund and the Russell 2000 Growth Index declined 13.8% and 11.0%, respectively.

  PORTFOLIO SPECIFICS: Stock-specific gains among holdings in the commercial/industrial services and consumer durables sectors helped the fund rebound in November and December. Among the best-performing holdings late in 1998 were DA Consulting and Cognizant Technology Solutions. Strong sales among furniture companies we owned such as Craftmade International and WinsLoew Furniture also helped returns.

  In the first quarter of 1999, slumping demand for investment technology-related services in the face of Y2K spending hurt returns for holdings such as Tier Technologies. Technology stocks, which delivered strong gains late in 1998, negatively affected returns in the first quarter of 1999.

  MARKET OUTLOOK: While the crisis of confidence and the liquidity concerns that gripped investors in the summer of 1998 adversely affected returns, evidence of continued economic strength, low inflation and low interest rates have improved investor mettle. We continue to find promising mini-cap stocks demonstrating compelling traits that include:

  - attractive valuations relative to large caps

  - superior earnings growth rates versus large caps

  - limited exposure to volatile overseas markets

  As a result, we remain optimistic on the growth prospects for our Mini Cap Growth Fund.

--------------------------------------------------------------------------------

MINI CAP GROWTH FUND
------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN MINI CAP GROWTH FUND WITH THE RUSSELL 2000 GROWTH INDEX.

                          ANNUALIZED TOTAL RETURNS
                               As of 03/31/99                       SINCE
  1 YEAR                          3 YEARS                         INCEPTION
 -13.78%                           14.80%                           19.14%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            MINI CAP GROWTH
                  FUND          RUSSELL 2000 GROWTH INDEX
7/12/95            $10,000.00                   $10,000.00
9/95               $11,024.00                   $10,729.62
12/95              $11,480.00                   $10,889.86
3/96               $12,680.00                   $11,515.40
6/96               $14,864.00                   $12,188.22
9/96               $14,384.00                   $12,084.01
12/96              $14,778.33                   $12,116.39
3/97               $13,174.86                   $10,837.22
6/97               $16,356.99                   $12,739.14
9/97               $20,911.16                   $14,893.82
12/97              $19,239.91                   $13,672.62
3/98               $22,251.14                   $15,297.78
6/98               $21,682.65                   $14,419.24
9/98               $16,117.63                   $11,195.80
12/98              $20,861.57                   $13,843.21
3/31/99            $19,183.92                   $13,610.37

This graph compares a $10,000 investment in the Mini Cap Growth Fund with the Russell 2000 Growth Index, on a cumulative and average annual total return basis. All return calculations reflect the reinvestment of income dividends and capital gains distributions, if any, as well as all fees and expenses.

The total returns reflect the fact that the Investment Adviser has agreed to waive or defer its management fees and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a five year period. Total return results may have been lower had there been no waiver or deferral.

The Russell 2000 Growth Index is an unmanaged index containing those securities in the Russell 2000 Index with a greater-than-average growth orientation. Companies in this index generally have higher price-to-book and price-earnings ratios. The Russell 2000 Index is an unmanaged index and is a widely regarded small-cap index of the 2,000 smallest securities in the Russell 3000 Index which comprises the 3,000 largest U.S. securities as determined by total market capitalization.

Index returns reflect the reinvestment of income dividends and capital gains distributions, if any, but do not reflect fees, brokerage commissions, or other expenses of investing.

Past performance is no guarantee of future performance. Investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1999
------------------------------------------------------------------------
MINI CAP GROWTH FUND

                                           NUMBER
                                          OF SHARES      VALUE
------------------------------------------------------------------
COMMON STOCK -- 102.0%
------------------------------------------------------------------
ADVERTISING -- 0.5%
  Valuevision International, Inc. Cl.
    A*..................................    24,000    $    295,500
                                                      ------------
AEROSPACE/DEFENSE -- 1.4%
  Aeroflex, Inc.*.......................    32,000         456,000
  Kellstrom Industries, Inc.*...........    19,000         301,625
                                                      ------------
                                                           757,625
                                                      ------------
AIRLINES -- 1.9%
  Atlantic Coast Airlines Holdings*.....    26,200         736,875
  Mesaba Holdings, Inc.*................    19,800         265,444
                                                      ------------
                                                         1,002,319
                                                      ------------
APPAREL -- 4.4%
  Cutter & Buck, Inc.*..................    22,400         716,800
  K-Swiss, Inc. Cl. A...................    22,200         560,550
  Quiksilver, Inc.*.....................    26,000       1,098,500
                                                      ------------
                                                         2,375,850
                                                      ------------
APPLICATIONS SOFTWARE -- 7.1%
  Ardent Software, Inc.*................    17,800         285,913
  Clarify, Inc.*........................    30,400         811,300
  Mysoftware Co.*.......................    25,700         449,750
  Omega Research, Inc.*.................    44,600         476,663
  SS&C Technologies, Inc.*..............    43,300         535,838
  Symix Systems, Inc.*..................    26,500         404,125
  Timberline Software Corp..............    23,300         265,038
  Webtrends Corp.*......................    11,800         573,775
                                                      ------------
                                                         3,802,402
                                                      ------------
BIOTECHNOLOGY -- 0.3%
  Invitrogen Corp.*.....................    11,100         142,912
                                                      ------------
CHEMICALS -- 0.9%
  Ecosoil Systems, Inc.*................    68,100         472,444
                                                      ------------
COMMUNICATIONS SOFTWARE -- 0.8%
  AVT Corp.*............................    17,400         415,425
                                                      ------------
COMPUTER SOFTWARE -- 4.3%
  Actuate Software Corp.*...............     8,400         277,200
  Brio Technology, Inc.*................    32,700         690,788
  OnHealth Network Co.*.................    27,500         374,688
  Peerless Systems Corp.*...............     5,900          50,150
  Pervasive Software, Inc.*.............    25,200         450,450
  Verity, Inc.*.........................    14,300         479,050
                                                      ------------
                                                         2,322,326
                                                      ------------
COMPUTERS -- 6.4%
  Apex PC Solutions, Inc.*..............    27,700         386,069
  Cybex Computer Products Corp.*........    32,350         580,278
  Echelon Corp.*........................    16,700         167,000
  Ecsoft Group PLC -- ADR*..............    22,800         726,750
  Globix Corp.*.........................    28,100       1,048,481

                                           NUMBER
                                          OF SHARES      VALUE
------------------------------------------------------------------

COMPUTERS (CONTINUED)

  Intelligroup, Inc.*...................    30,900    $    198,919
  Tier Technologies, Inc. Cl. B*........    38,700         336,206
                                                      ------------
                                                         3,443,703
                                                      ------------
DATA PROCESSING/MANAGEMENT SOFTWARE -- 3.8%
  Best Software, Inc.*..................    27,500         371,250
  Catalyst International, Inc.*.........    38,300         397,363
  Fundtech, Ltd.*.......................    19,000         572,375
  Information Advantage Software*.......    25,200         166,950
  SOFTWORKS, Inc.*......................    35,500         505,875
                                                      ------------
                                                         2,013,813
                                                      ------------
DISTRIBUTION/WHOLESALE -- 0.3%
  Tech Squared, Inc.*...................    36,200         149,325
                                                      ------------
DIVERSIFIED FINANCIAL SERVICES -- 0.6%
  MicroFinancial, Inc...................    23,600         342,200
                                                      ------------
DRUGS/PHARMACEUTICALS -- 2.2%
  Abgenix, Inc.*........................    11,000         166,375
  Anesta Corp.*.........................    17,000         383,562
  Chirex, Inc.*.........................    12,600         308,700
  Trimeris, Inc.*.......................    25,900         330,225
                                                      ------------
                                                         1,188,862
                                                      ------------
ELECTRONIC COMPONENTS/SEMICONDUCTORS -- 4.4%
  American Xtal Technology, Inc.*.......    30,700         690,750
  HI/FN, Inc.*..........................    23,200         870,000
  Transwitch Corp.*.....................     7,600         343,900
  Zoran Corp.*..........................    27,800         455,225
                                                      ------------
                                                         2,359,875
                                                      ------------
ELECTRONICS -- 1.6%
  Genesis Microchip, Inc.*..............    27,900         662,625
  OYO Geospace Corp.*...................    21,400         171,200
                                                      ------------
                                                           833,825
                                                      ------------
ENTERTAINMENT -- 2.1%
  Cinar Corp. Cl. B*....................    17,600         404,800
  Image Entertainment, Inc.*............    44,600         262,025
  Macrovision Corp.*....................    13,100         484,700
                                                      ------------
                                                         1,151,525
                                                      ------------
ENVIRONMENTAL CONTROL -- 1.3%
  Casella Waste Systems, Inc. Cl. A*....     7,600         171,475
  Waste Connections, Inc.*..............    21,500         513,312
                                                      ------------
                                                           684,787
                                                      ------------
FOOD -- 0.7%
  Hain Food Group, Inc.*................    21,400         353,100
                                                      ------------
HEALTH CARE -- 2.8%
  Eclipse Surgical Technologies,
    Inc.*...............................    18,300         192,150

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MINI CAP GROWTH FUND

                                           NUMBER
                                          OF SHARES      VALUE
------------------------------------------------------------------

COMMON STOCK (Continued)
---------------------------------------------------------
HEALTH CARE (CONTINUED)

  Novoste Corp.*........................    32,900    $    789,600
  Perclose, Inc.*.......................    17,100         530,100
                                                      ------------
                                                         1,511,850
                                                      ------------
HOME FURNISHINGS -- 1.9%
  American Woodmark Corp................    17,000         537,625
  Craftmade International, Inc..........    30,500         457,500
                                                      ------------
                                                           995,125
                                                      ------------
INTERNET SOFTWARE -- 7.5%
  AboveNet Communications, Inc.*........    10,000       1,308,750
  Autoweb.com, Inc.*....................    17,500         623,437
  Flashnet Communications, Inc.*........     5,900         242,637
  InterVU, Inc.*........................    12,600         559,125
  Netgravity, Inc.*.....................    31,100       1,286,762
                                                      ------------
                                                         4,020,711
                                                      ------------
LEISURE/GAMING -- 0.6%
  Travis Boats & Motors, Inc.*..........    17,900         322,200
                                                      ------------
MACHINERY-DIVERSIFIED -- 1.5%
  Brooks Automation, Inc.*..............    36,400         814,450
                                                      ------------
MEDICAL PRODUCTS -- 1.0%
  Hanger Orthopedic Group, Inc.*........    41,100         554,850
                                                      ------------
MEDICAL SUPPLIES/EQUIPMENT -- 5.9%
  Laser Vision Centers, Inc.*...........    14,200         541,375
  Lifecore Biomedical, Inc.*............    12,400         107,725
  Osteotech, Inc.*......................    37,950       1,304,531
  Xomed Surgical Products, Inc.*........    30,300       1,189,275
                                                      ------------
                                                         3,142,906
                                                      ------------
METAL FABRICATE/HARDWARE -- 0.4%
  Johnstown America Industries, Inc.*...    16,000         238,000
                                                      ------------
MISCELLANEOUS MANUFACTURING -- 0.4%
  Denali, Inc.*.........................    22,300         197,913
                                                      ------------
NETWORK SOFTWARE -- 1.2%
  Concur Technologies, Inc.*............    14,200         640,775
                                                      ------------
OFFICE FURNISHINGS -- 1.5%
  Winsloew Furniture, Inc.*.............    27,700         825,806
                                                      ------------
OIL & GAS PRODUCERS -- 1.3%
  Basin Exploration, Inc.*..............    30,700         425,962
  Unit Corp.*...........................    48,100         246,512
                                                      ------------
                                                           672,474
                                                      ------------
OPTICAL RECOGNITION SOFTWARE -- 0.3%
  Optimal Robotics Corp.*...............    21,600         159,300
                                                      ------------
OTHER COMMERCIAL SERVICES -- 6.3%
  Albany Molecular Research, Inc.*......     5,100         127,500
                                           NUMBER
                                          OF SHARES      VALUE
------------------------------------------------------------------

OTHER COMMERCIAL SERVICES (CONTINUED)

  Automobile Protection Corp.*..........    50,900    $    407,200
  Bright Horizons Family Solutions,
    Inc.*...............................    15,338         335,519
  Corporate Executive Board Co.*........    12,200         321,775
  Gilman & Ciocia, Inc.*................    22,500         281,250
  Headway Corporate Resources*..........    34,300         150,062
  Hooper Holmes, Inc....................    47,400         740,625
  Kroll-O'Gara Co.*.....................    23,500         637,438
  Market Facts, Inc.*...................    16,200         356,400
                                                      ------------
                                                         3,357,769
                                                      ------------
OTHER CONSUMER SERVICES -- 1.2%
  GP Strategies Corp.*..................    36,200         642,550
                                                      ------------
RECREATIONAL PRODUCTS -- 2.3%
  Monaco Coach Corp.*...................    36,250         836,016
  The First Years, Inc..................    27,800         387,463
                                                      ------------
                                                         1,223,479
                                                      ------------
REGIONAL/COMMERCIAL BANKS -- 1.1%
  Sterling Bancorp-NY...................    29,800         582,963
                                                      ------------
RENTAL AUTO/EQUIPMENT -- 1.8%
  Rent-Way, Inc.*.......................    41,100         986,400
                                                      ------------
RETAIL -- 1.4%
  RoweCom, Inc.*........................    17,700         772,162
                                                      ------------
RETAIL-APPAREL -- 0.8%
  Catherines Stores Corp.*..............    26,400         184,800
  Shoe Carnival, Inc.*..................    21,500         268,750
                                                      ------------
                                                           453,550
                                                      ------------
RETAIL-AUTOMOBILE -- 2.3%
  Lithia Motors, Inc. Cl. A*............    12,100         192,087
  Sonic Automotive, Inc.*...............    66,600       1,032,300
                                                      ------------
                                                         1,224,387
                                                      ------------
RETAIL-BUILDING PRODUCTS -- 0.2%
  White Cap Industries, Inc.*...........     8,500          93,500
                                                      ------------
RETAIL-GARDENING PRODUCTS -- 1.1%
  Tractor Supply Co.*...................    22,500         575,156
                                                      ------------
RETAIL-INTERNET -- 1.3%
  Fatbrain.com, Inc.*...................    22,600         516,975
  IMALL, Inc.*..........................    11,200         180,600
                                                      ------------
                                                           697,575
                                                      ------------
RETAIL-MAIL ORDER -- 1.4%
  DM Management Co.*....................    48,400         756,250
                                                      ------------
RETAIL-MUSIC STORE -- 0.6%
  Musicland Stores Corp.*...............    18,900         166,556
  Trans World Entertainment*............    13,500         148,500
                                                      ------------
                                                           315,056
                                                      ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                           NUMBER
                                          OF SHARES      VALUE
------------------------------------------------------------------

COMMON STOCK (Continued)
---------------------------------------------------------

RETAIL-RESTAURANTS -- 0.4%
  Taco Cabana Cl. A*....................    26,000    $    229,125
                                                      ------------
SAVINGS & LOANS -- 3.5%
  Net.B@nk, Inc.*.......................    15,900       1,081,200
  Telebanc Financial Corp.*.............    10,000         797,500
                                                      ------------
                                                         1,878,700
                                                      ------------
TELECOMMUNICATIONS -- 0.3%
  Transaction Network Services, Inc.*...     9,300         152,287
                                                      ------------
TELECOMMUNICATIONS EQUIPMENT -- 3.4%
  Com21, Inc.*..........................    19,400         509,250
  Metro One Telecommunications*.........    13,900         198,075
  Microwave Power Devices, Inc.*........    30,200         241,600
  Northeast Optic Network, Inc.*........    36,200         511,325
  P-Com, Inc.*..........................    49,500         377,438
                                                      ------------
                                                         1,837,688
                                                      ------------
                                           NUMBER
                                          OF SHARES      VALUE
------------------------------------------------------------------
TOYS/GAMES/HOBBIES -- 0.7%
  Jakks Pacific, Inc.*..................    19,300    $    357,050
                                                      ------------
TRANSPORTATION-TRUCKS -- 0.6%
  Forward Air Corp.*....................    23,800         312,375
                                                      ------------
TOTAL COMMON STOCK
  (Cost: $40,366,953)..............................     54,652,200
                                                      ------------

TOTAL INVESTMENTS -- 102.0%
  (Cost: $40,366,953).............................      54,652,200
LIABILITIES IN EXCESS OF OTHER ASSETS -- (2.0%)...      (1,059,160)
                                                    --------------
NET ASSETS -- 100.0%..............................  $   53,593,040
                                                    --------------
                                                    --------------
---------------

* Non-income producing securities.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

BALANCED GROWTH FUND
ADVISORY SHARES
------------------------------------------------------------------------

  MANAGEMENT TEAM: CATHERINE SOMHEGYI, Partner, Chief Investment Officer, Global Equity Management; FRED S. ROBERTSON, Partner, Chief Investment Officer, Fixed Income; LAWRENCE S. SPEIDELL, CFA, Partner, Director of Global/ Systematic Portfolio Management and Research; JOHN J. KANE, Partner, Portfolio Manager; SUSAN MALONE, Portfolio Manager.

  GOAL: The Balanced Growth Fund seeks to provide capital appreciation and current income by investing approximately 60% of total assets in equity securities of primarily US companies and 40% of total assets in debt securities issued by US corporations, the US Government and its agencies.

  MARKET OVERVIEW: US stocks and bonds delivered solid gains during the 12-month period ending March 31, 1999. US equity markets recovered from a crisis of confidence in August, triggered by fears of spreading currency woes and a liquidity crunch highlighted by the near collapse of US-based hedge fund Long-Term Capital Management. Continued evidence of economic growth, low inflation and three reductions in short-term interest rates by the Federal Reserve Board over a six-week period between the end of September and mid-November restored investor resolve.

  Among bonds, strong money growth, relatively low interest rates and benign inflation helped offset risks posed by currency and economic turmoil emanating from a number of emerging markets for much of the period. In August, when these fears were greatest, investors worldwide sought the safety of US Treasury bonds. Other sectors of the fixed income market, such as mortgage-backed securities, were overlooked, resulting in their underperformance versus Treasuries. The US Federal Reserve Board's decision to lower short-term interest rates helped restore confidence and liquidity to the world's financial markets. In February, evidence of a robust US economy pushed interest rates higher and fears of inflation spread. Those fears diminished in March and US bonds closed the period with gains.

  PERFORMANCE: During the 12-month period ending March 31, 1999, the fund's Advisory shares gained 17.5% versus 14.2% for a balanced index comprised of 60% of the S&P 500 Index and 40% of the Lehman Government/ Corporate Index.

  PORTFOLIO SPECIFICS: The greatest contributor to the fund's outperformance in the period was superior stock selection in the technology sector. Stocks such as Dell Computer, Microsoft and Intel were among the fund's best performers. America Online also did well. Gains among tech stocks helped lift the allocation to the sector to 11% from approximately 8% at the beginning of the period. Our overweight positions in mortgage-backed and corporate bonds hindered relative returns early in the period, but helped returns in the first quarter of 1999.

  MARKET OUTLOOK: We continue to find promising stocks meeting our criteria of positive change, sustainability and timeliness of investment. We have positioned the fixed income portion of the fund with a neutral interest-rate exposure and seek to add value through allocations to mortgages and corporate bonds. Mortgages and corporate bonds remain attractive due to significant yield premiums.

--------------------------------------------------------------------------------

BALANCED GROWTH FUND ADVISORY SHARES
------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN BALANCED GROWTH FUND ADVISORY SHARES WITH A MODEL INDEX CONSISTING OF 60% S&P 500 INDEX/40% LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX.

                           ANNUALIZED TOTAL RETURNS
                                As of 03/31/99                         SINCE
 1 YEAR                            5 YEARS                           INCEPTION
 17.49%                             17.13%                            16.02%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               BALANCED GROWTH       BALANCED 60/40
            FUND ADVISORY SHARES          INDEX
4/19/93                 $10,000.00         $10,000.00
6/93                    $11,052.07         $10,167.89
9/93                    $11,689.69         $10,460.54
12/93                   $11,360.26         $10,593.91
3/94                    $10,977.68         $10,220.09
6/94                    $10,329.44         $10,196.47
9/94                    $10,871.41         $10,516.10
12/94                   $10,680.13         $10,533.05
3/95                    $11,370.88         $11,358.01
6/95                    $12,422.95         $12,302.76
9/95                    $13,417.64         $12,982.35
12/95                   $13,229.45         $13,694.89
3/96                    $13,695.05         $14,001.13
6/96                    $14,508.36         $14,403.65
9/96                    $15,057.97         $14,779.90
12/96                   $15,459.66         $15,701.27
3/97                    $14,689.94         $15,904.46
6/97                    $16,693.11         $17,775.90
9/97                    $19,071.71         $18,834.70
12/97                   $18,781.21         $19,411.09
3/98                    $20,596.14         $21,139.22
6/98                    $21,119.96         $21,782.89
9/98                    $20,265.56         $20,935.35
12/98                   $23,198.86         $23,554.47
3/31/99                 $24,198.50         $24,142.44

This graph compares a $10,000 investment in the Balanced Growth Fund Advisory Shares with a model index consisting of 60% Standard & Poor's ("S&P") 500 Index and 40% Lehman Brothers Government/Corporate Bond Index, on a cumulative and average annual total return basis. The Advisory Shares calculate their performance based upon the historical performance of their corresponding series ("Fund") of Pilgrim Mutual Funds, adjusted to reflect sales charges and operating expenses. The Fund's Advisory Shares were first available on 8/31/95. All return calculations reflect the reinvestment of income dividends and capital gains distributions, if any, as well as all fees and expenses.

The total returns reflect the fact that the Investment Adviser has agreed to waive or defer its management fees and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a five year period. Total return results may have been lower had there been no waiver or deferral.

The S&P 500 Index is an unmanaged index containing 500 industrial, transportation, utility and financial companies regarded as generally representative of the U.S. stock market.

The Lehman Brothers Government/Corporate Bond Index is an unmanaged market-weighted index consisting of all public obligations of the U.S. Government, its agencies and instrumentalities and all corporation issuers of fixed rate, non-convertible, investment grade U.S. dollar denominated bonds having maturities of greater than one year. It is generally regarded as representative of the market for domestic bonds.

Each index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

Past performance is no guarantee of future performance. Investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1999
------------------------------------------------------------------------
BALANCED GROWTH FUND

                                           NUMBER
                                          OF SHARES     VALUE
----------------------------------------------------------------
COMMON STOCK -- 57.3%
----------------------------------------------------------------
AEROSPACE/DEFENSE -- 2.1%
  General Dynamics Corp.................        300  $    19,275
  United Technologies Corp..............      5,700      771,994
                                                     -----------
                                                         791,269
                                                     -----------
AUTO MANUFACTURERS -- 1.0%
  Ford Motor Co.........................      6,700      380,225
                                                     -----------
BEVERAGES-ALCOHOLIC -- 0.2%
  Anheuser-Busch Cos., Inc..............      1,200       91,425
                                                     -----------
BEVERAGES-NON-ALCOHOLIC -- 0.9%
  Pepsico, Inc..........................      8,700      340,931
                                                     -----------
BIOTECHNOLOGY -- 0.7%
  Amgen, Inc.*..........................      3,600      269,550
                                                     -----------
BROADCASTING -- 0.6%
  Comcast Corp. Cl. A...................        800       50,350
  Time Warner, Inc......................      2,300      163,444
                                                     -----------
                                                         213,794
                                                     -----------
BUILDING MATERIALS -- 0.6%
  Centex Construction Products..........      6,200      215,837
                                                     -----------
CHEMICALS -- 1.1%
  DOW Chemical Co.......................      4,500      419,344
                                                     -----------
COMPUTER SOFTWARE -- 2.6%
  Microsoft Corp.*......................     10,800      967,950
                                                     -----------
COMPUTERS -- 3.7%
  Cisco Systems, Inc.*..................      3,500      383,469
  Dell Computer Corp.*..................      6,600      269,775
  EMC Corp.*............................      2,200      281,050
  International Business Machines
    Corp................................      2,000      354,500
  Seagate Technology, Inc.*.............      3,700      109,381
                                                     -----------
                                                       1,398,175
                                                     -----------
COSMETICS/PERSONAL CARE -- 1.8%
  The Procter & Gamble Co...............      6,700      656,181
                                                     -----------
DIVERSIFIED FINANCIAL SERVICES -- 2.4%
  Charles Schwab Corp...................      1,050      100,931
  Citigroup, Inc........................      2,700      172,462
  Federal National Mortgage
    Association.........................      8,000      554,000
  MBNA Corp.............................      2,700       64,462
                                                     -----------
                                                         891,855
                                                     -----------
DRUGS/PHARMACEUTICALS -- 3.7%
  Abbott Laboratories...................      4,000      187,250
  Bristol-Myers Squibb Co...............      1,800      115,762
  Schering-Plough Corp..................     14,400      796,500
  Warner-Lambert Co.....................      4,500      297,844
                                                     -----------
                                                       1,397,356
                                                     -----------

                                           NUMBER
                                          OF SHARES     VALUE
----------------------------------------------------------------
ELECTRIC -- 0.7%
  FPL Group, Inc........................      5,100  $   271,575
                                                     -----------
ELECTRONIC COMPONENTS/SEMICONDUCTORS -- 2.1%
  Intel Corp............................      6,500      774,312
                                                     -----------
ENTERTAINMENT -- 1.8%
  Viacom, Inc. Cl. B*...................      7,800      654,712
                                                     -----------
FOOD -- 0.8%
  General Mills, Inc....................        400       30,225
  Heinz (H.J.) Co.......................      1,300       61,587
  Interstate Bakeries...................      7,600      163,875
  Quaker Oats Co........................        800       50,050
                                                     -----------
                                                         305,737
                                                     -----------
HOUSEHOLD PRODUCTS/WARES -- 0.1%
  Clorox Co.............................        300       35,156
                                                     -----------
INSURANCE -- 3.6%
  Allstate Corp.........................     11,000      407,687
  American International Group..........      2,646      319,174
  Lincoln National Corp.................      6,300      622,912
                                                     -----------
                                                       1,349,773
                                                     -----------
INTERNET SOFTWARE -- 4.1%
  America Online, Inc.*.................     10,600    1,547,600
                                                     -----------
MACHINERY/EQUIPMENT -- 0.3%
  Illinois Tool Works...................      1,800      111,375
                                                     -----------
METALS-DIVERSIFIED -- 0.1%
  Reynolds Metals Co....................        700       33,819
                                                     -----------
MISCELLANEOUS MANUFACTURING -- 2.4%
  Carlisle Cos., Inc....................      4,500      210,375
  Crane Co..............................      6,450      156,009
  General Electric Co...................      3,500      387,187
  Tyco International, Ltd...............      2,200      157,850
                                                     -----------
                                                         911,421
                                                     -----------
OFFICE SUPPLIES & FORMS -- 0.3%
  Avery-Dennison Corp...................      2,100      120,750
                                                     -----------
OIL & GAS PRODUCERS -- 3.7%
  Exxon Corp............................      8,500      599,781
  Mobil Corp............................      5,500      484,000
  Phillips Petroleum Co.................      6,000      283,500
                                                     -----------
                                                       1,367,281
                                                     -----------
REGIONAL/COMMERCIAL BANKS -- 4.2%
  Amsouth Bancorporation................     13,300      605,150
  Comerica, Inc.........................      2,700      168,581
  First Union Corp......................      3,000      160,312
  Fleet Financial Group, Inc............      3,400      127,925
  Mellon Bank Corp......................      7,400      520,775
                                                     -----------
                                                       1,582,743
                                                     -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                           NUMBER
                                          OF SHARES     VALUE
----------------------------------------------------------------

COMMON STOCK (Continued)
---------------------------------------------------------

RETAIL-BUILDING PRODUCTS -- 0.6%
  Home Depot, Inc.......................      3,500  $   217,875
                                                     -----------
RETAIL-DISCOUNT -- 1.4%
  Wal-Mart Stores, Inc..................      5,600      516,250
                                                     -----------
RETAIL-REGIONAL DEPARTMENT STORES -- 0.2%
  Federated Department Stores...........      2,200       88,275
                                                     -----------
RETAIL-RESTAURANTS -- 0.4%
  McDonald's Corp.......................      3,400      154,062
                                                     -----------
SAVINGS & LOANS -- 0.6%
  Greenpoint Financial Corp.............      7,000      243,250
                                                     -----------
TELECOMMUNICATIONS -- 1.1%
  Airtouch Communications, Inc..........      4,200      405,825
                                                     -----------
TELECOMMUNICATIONS EQUIPMENT -- 1.1%
  Lucent Technologies, Inc..............      3,800      409,450
                                                     -----------
TELEPHONE -- 4.8%
  Ameritech Corp........................     11,100      642,412
  AT&T Corp.............................      7,000      558,687
  Bellsouth Corp........................     14,400      576,900
                                                     -----------
                                                       1,777,999
                                                     -----------
TOBACCO -- 0.6%
  Philip Morris Cos., Inc...............      6,000      211,125
                                                     -----------
TRANSPORTATION-RAIL -- 0.9%
  Burlington Northern/Santa Fe..........      9,800      322,175
                                                     -----------
TOTAL COMMON STOCK
  (Cost: $15,017,499)..............................   21,446,432
                                                     -----------
----------------------------------------------------------------
PREFERRED STOCK -- 0.1%
----------------------------------------------------------------
TELECOMMUNICATIONS -- 0.1%
  IXC Communications, Inc.
    (cost: $29,725).....................        300       32,799
                                                     -----------
----------------------------------------------------------------
MUTUAL FUNDS -- 3.0%
----------------------------------------------------------------
INVESTMENT COMPANIES
  Blackrock 2001 Term Trust.............     60,000      540,000
  Blackrock Strategic Term Trust........     65,800      604,538
TOTAL MUTUAL FUNDS
  (Cost: $1,054,536)...............................    1,144,538
                                                     -----------
----------------------------------------------------------------

                                          PRINCIPAL
                                           AMOUNT
----------------------------------------------------------------
CORPORATE BONDS -- 13.7%
----------------------------------------------------------------
AEROSPACE/DEFENSE -- 0.4%
  Rockwell International Corp.
    5.200%, 01/15/49....................  $ 200,000      147,094
                                                     -----------
                                          PRINCIPAL
                                           AMOUNT       VALUE
----------------------------------------------------------------
AIRLINES -- 0.5%
  Atlas Air, Inc. 144A
    9.375%, 11/15/06....................  $ 100,000  $   100,875
  Continental Airlines, Inc.
    6.465%, 10/15/04....................     70,000       69,797
  Trans World Airlines
    11.375%, 03/01/06...................     50,000       26,375
                                                     -----------
                                                         197,047
                                                     -----------
BROADCASTING -- 1.3%
  Echostar DBS Corp. 144A
    9.375%, 02/01/09....................    100,000      103,750
  Fox Family Worldwide, Inc.
    9.250%, 11/01/07....................     50,000       47,375
  Fox Family Worldwide, Inc.
    0.000% (until 11/01/02, thereafter
    10.250% to maturity), 11/01/07......     50,000       32,063
  News America Holdings
    8.875%, 04/26/23....................    195,000      229,737
  Source Media, Inc. 144A
    12.000%, 11/01/04...................     75,000       60,000
                                                     -----------
                                                         472,925
                                                     -----------
COMPUTERS -- 0.4%
  Unisys Corp.
    12.000%, 04/15/03...................    150,000      165,938
                                                     -----------
CREDIT CARDS -- 0.3%
  Salton, Inc. 144A
    10.750%, 12/15/05...................    100,000      104,250
                                                     -----------
DISTRIBUTION/WHOLESALE -- 0.2%
  United Stationer Supply
    12.750%, 05/01/05...................     50,000       55,500
                                                     -----------
DIVERSIFIED FINANCIAL SERVICES -- 1.4%
  Amresco, Inc.
    9.875%, 03/15/05....................     20,000       15,750
  GS Escrow Corp.
    7.000%, 08/01/03....................    125,000      122,188
  MCII Holdings 144A
    12.000% (until 11/15/99,
    thereafter 15.000% to maturity),
    11/15/02............................     50,000       44,000
  Merrill Lynch & Co.
    6.875%, 11/15/18....................    160,000      159,099
  Px Escrow Corp. 144A
    0.000% (until 02/01/02,
    thereafter 9.625% to maturity),
    02/01/06............................     75,000       44,344
  Resource America, Inc.
    12.000%, 08/01/04...................    150,000      133,313
                                                     -----------
                                                         518,694
                                                     -----------
ENGINEERING & CONSTRUCTION -- 0.3%
  Mcdermott, Inc.
    9.375%, 03/15/02....................    100,000      105,190
                                                     -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BALANCED GROWTH FUND

                                          PRINCIPAL
                                           AMOUNT       VALUE
----------------------------------------------------------------

CORPORATE BONDS (Continued)
---------------------------------------------------------

ENTERTAINMENT -- 0.5%
  Argosy Gaming Co.
    13.250%, 06/01/04...................  $ 150,000  $   169,875
  Ascent Entertainment Group
    0.000% (until 12/01/02,
    thereafter 11.875% to maturity),
    12/15/04............................     50,000       32,000
                                                     -----------
                                                         201,875
                                                     -----------
ENVIRONMENTAL CONTROL -- 0.5%
  U.S. Filter Corp.
    6.500%, 05/15/03....................    110,000      109,990
  Waste Management, Inc.
    7.100%, 08/01/26....................     90,000       93,326
                                                     -----------
                                                         203,316
                                                     -----------
HEALTH CARE -- 0.3%
  Apria Healthcare Group
    9.500%, 11/01/02....................    100,000       99,375
                                                     -----------
INSURANCE -- 0.6%
  Allmerica Financial Corp.
    7.625%, 10/15/25....................    110,000      114,488
  Liberty Financial Co.
    7.625%, 11/15/28....................     50,000       52,255
  Liberty Mutual Insurance 144A
    7.697%, 10/15/49....................     75,000       72,122
                                                     -----------
                                                         238,865
                                                     -----------
INVESTMENT COMPANIES -- 0.5%
  Dryden Investor Trust 144A
    7.157%, 07/23/08....................    207,917      203,841
                                                     -----------
LEISURE/GAMING -- 0.3%
  Circus Circus Enterprises
    9.250%, 12/01/05....................    100,000      104,500
                                                     -----------
MANUFACTURING-OTHER -- 0.2%
  Tyco International Group S.A.
    7.000%, 06/15/28....................     85,000       84,677
                                                     -----------
OIL & GAS PRODUCERS -- 0.6%
  Deeptech International, Inc.
    12.000%, 12/15/00...................    100,000      108,125
  Union Oil Co. Of California
    7.500%, 02/15/29....................    110,000      112,105
                                                     -----------
                                                         220,230
                                                     -----------
PIPELINES -- 0.5%
  KN Energy, Inc.
    6.450%, 03/01/03....................    170,000      172,341
                                                     -----------
RECREATIONAL CENTERS -- 0.2%
  Bally Total Fitness Holdings 144A
    9.875%, 10/15/07....................     75,000       74,250
                                                     -----------
                                          PRINCIPAL
                                           AMOUNT       VALUE
----------------------------------------------------------------
REGIONAL/COMMERCIAL BANKS -- 0.5%
  Amsouth Bank Of Alabama
    6.450%, 02/01/18....................  $ 200,000  $   198,256
                                                     -----------
RENTAL AUTO/EQUIPMENT -- 0.1%
  United Rentals, Inc.
    9.500%, 06/01/08....................     50,000       52,250
                                                     -----------
RETAIL-BUILDING PRODUCTS -- 0.4%
  Lowe's Cos., Inc. 144A
    6.500%, 03/15/29....................    160,000      152,107
                                                     -----------
RETAIL-DISCOUNT -- 0.3%
  K Mart Corp.
    6.780%, 08/02/99....................    100,000      100,375
                                                     -----------
TELECOMMUNICATIONS -- 0.8%
  Global Telesystems Group, Inc.
    9.875%, 02/15/05....................     50,000       48,375
  NTL, Inc.
    0.000% (until 04/15/00,
    thereafter 12.750% to maturity),
    04/15/05............................    100,000       95,625
  Orbcomm Global LP
    14.000%, 08/15/04...................     75,000       73,500
  Pac-West Telecommunications, Inc. 144A
    13.500%, 02/01/09...................    100,000       99,000
                                                     -----------
                                                         316,500
                                                     -----------
TELECOMMUNICATIONS EQUIPMENT -- 0.7%
  Covad Communications Group
    0.000% (until 03/15/03, thereafter
    13.500% to maturity), 03/15/08......    100,000       54,625
  Motorola, Inc.
    5.220%, 10/01/47....................    250,000      182,633
  Northeast Optic Network
    12.750%, 08/15/08...................     25,000       26,063
                                                     -----------
                                                         263,321
                                                     -----------
TELEPHONE -- 0.6%
  MCI Worldcom, Inc.
    6.950%, 08/15/28....................    100,000      101,560
  Sprint Capital Corp.
    6.875%, 11/15/28....................    110,000      108,763
                                                     -----------
                                                         210,323
                                                     -----------
TRANSPORTATION-AIR FREIGHT -- 0.4%
  Federal Express Corp.
    6.720%, 01/15/22....................    139,958      141,479
                                                     -----------
TRANSPORTATION-OTHER -- 0.9%
  Railcar Leasing LLC 144A
    7.125%, 01/15/13....................    300,000      318,300
                                                     -----------
TOTAL CORPORATE BONDS
  (Cost: $5,247,608)...............................    5,122,819
                                                     -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                          PRINCIPAL
                                           AMOUNT       VALUE
----------------------------------------------------------------
FOREIGN CORPORATE BONDS -- 4.3%
----------------------------------------------------------------
BERMUDA -- 0.3%
  Sea Containers
    12.500%, 12/01/04...................  $ 100,000  $   108,000
                                                     -----------
CHILE -- 0.6%
  Empresa Nacional de Electricidad
    8.125%, 02/01/97....................     50,000       40,960
  Empresa Nacional de Electricidad
    8.500%, 04/01/09....................     50,000       49,875
  Inversiones CMPC S.A. 144A
    7.375%, 06/15/05....................    125,000      116,711
                                                     -----------
                                                         207,546
                                                     -----------
DENMARK -- 0.5%
  NYKREDIT
    5.000%, 10/01/29....................  1,400,000      188,571
                                                     -----------
HONG KONG -- 0.1%
  Hutchison Whampoa Financial 144A
    7.500%, 08/01/27....................     45,000       38,177
                                                     -----------
LUXEMBOURG -- 0.2%
  Tyco International Group S.A.
    6.250%, 06/15/03....................     75,000       75,263
                                                     -----------
MEXICO -- 0.2%
  Pemex Finance, Ltd. 144A
    6.300%, 05/15/10....................     30,000       29,200
  Pemex Finance, Ltd. 144A
    9.150%, 11/15/18....................     55,000       51,619
                                                     -----------
                                                          80,819
                                                     -----------
SCOTLAND -- 0.3%
  Bank Of Scotland
    7.000%, 11/29/49....................    125,000      124,190
                                                     -----------
UNITED KINGDOM -- 1.3%
  Abbey National PLC
    6.700%, 06/29/49....................    150,000      148,122
  Amvescap PLC
    6.375%, 05/15/03....................    160,000      158,821
  United Utilities PLC
    6.875%, 08/15/28....................    200,000      191,140
                                                     -----------
                                                         498,083
                                                     -----------
VENEZUELA -- 0.8%
  Cerro Negro Finance, Ltd. 144A
    7.330%, 12/01/09....................    100,000       83,799
  Fertinitro Financial 144A
    8.290%, 04/01/20....................    170,000      113,900
                                          PRINCIPAL
                                           AMOUNT       VALUE
----------------------------------------------------------------

VENEZUELA (CONTINUED)

  PDVSA Finance, Ltd.
    7.500%, 11/15/28....................  $ 110,000  $    78,844
                                                     -----------
                                                         276,543
                                                     -----------
TOTAL FOREIGN CORPORATE BONDS
  (Cost: $1,731,834)...............................    1,597,192
                                                     -----------
----------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 3.3%
----------------------------------------------------------------
U.S. TREASURY BONDS -- 2.5%
  8.500%, 02/15/20......................    710,000      927,991
                                                     -----------
U.S. TREASURY NOTES -- 0.8%
  3.625%, 01/15/08......................    300,000      298,017
                                                     -----------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost: $1,227,792)...............................    1,226,008
                                                     -----------
----------------------------------------------------------------
AGENCY OBLIGATIONS -- 5.7%
----------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORP. -- 3.7%
  Pool # 2127 TD
    6.000%, 01/15/11....................    230,000      230,934
  Pool # E74572
    5.500%, 01/01/14....................  1,190,870    1,160,717
                                                     -----------
                                                       1,391,651
                                                     -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 2.0%
  Pool # 1994 27 PJ
    6.500%, 06/25/23....................    350,000      352,296
  Pool # 1996 59 K
    6.500%, 07/25/23....................    400,000      388,625
                                                     -----------
                                                         740,921
                                                     -----------
TOTAL AGENCY OBLIGATIONS
  (Cost: $2,093,608)...............................    2,132,572
                                                     -----------
----------------------------------------------------------------
FOREIGN GOVERNMENT BONDS -- 1.8%
----------------------------------------------------------------
GERMANY -- 0.9%
  German Unity Fund
    8.000%, 01/21/02....................    263,315      321,113
                                                     -----------
NEW ZEALAND -- 0.6%
  Federal National Mortgage Association
    7.250%, 06/20/02....................    425,000      236,711
                                                     -----------
SWEDEN -- 0.3%
  Swedish Government
    5.500%, 04/12/02....................    800,000      103,493
                                                     -----------
TOTAL FOREIGN GOVERNMENT BONDS
  (Cost: $641,512).................................      661,317
                                                     -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BALANCED GROWTH FUND

                                          PRINCIPAL
                                           AMOUNT       VALUE
----------------------------------------------------------------
CMO'S AND ASSET-BACKED SECURITIES -- 5.6%
----------------------------------------------------------------
MORTGAGE-COMMERCIAL -- 4.8%
  Asset Securitization Corp 144A
    1996 D3 A1C
    7.400%, 10/13/26....................  $ 170,000  $   179,563
  Comed Transitional Funding Trust
    1998 1 A7
    5.740%, 12/25/10....................     70,000       67,698
  CRIIMI MAE CMBS Corp. 144A
    1998 1 A1
    5.697%, 10/20/01....................    253,579      250,409
  CRIIMI MAE Commercial Mortgage 144A
    1998 C1 A2
    7.000%, 03/02/11....................    170,000      154,275
  DLJ Commercial Mortgage Corp
    1998 CF2 A1B
    6.240%, 11/12/31....................    260,000      257,563
  GS Mortgage Securities Corp.
    1998 GLII A2
    6.562%, 04/13/31....................    160,000      159,763
  Morgan Stanley Capital I
    1997 XL1 A1
    6.590%, 10/03/30....................    278,313      283,422
  Morgan Stanley Capital I
    1998 XL2 A2
    6.170%, 10/03/08....................    150,000      147,094
  Nomura Asset Securities Corp.
    1998 D6 A1B
    6.590%, 03/17/28....................    165,000      166,341
  Sunlife Commercial Mortgage Trust
    1997 C1 A
    6.875%, 07/25/04....................    126,277      128,330
                                                     -----------
                                                       1,794,458
                                                     -----------
                                          PRINCIPAL
                                           AMOUNT       VALUE
----------------------------------------------------------------
MORTGAGE-RESIDENTIAL -- 0.8%
  Amresco Residential Securities
    1997 3 A9
    6.960%, 03/25/27....................  $ 170,000  $   173,214
  Residential Asset Securities Corp.
    1998 KS2 AI9
    6.415%, 07/25/29....................    125,000      124,805
                                                     -----------
                                                         298,019
                                                     -----------
TOTAL CMO'S AND ASSET-BACKED SECURITIES
  (Cost: $2,129,644)...............................    2,092,477
                                                     -----------
----------------------------------------------------------------
COMMERCIAL PAPER -- 4.6%
----------------------------------------------------------------
  Associates First Capital Corp.
    5.000%, 04/01/99
    (Cost: $1,729,000)..................  1,729,000    1,729,000
                                                     -----------

TOTAL INVESTMENTS -- 99.4%
  (Cost: $30,902,758).............................      37,185,154
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.6%.....         212,757
                                                    --------------
NET ASSETS -- 100.0%..............................  $   37,397,911
                                                    --------------
                                                    --------------
---------------

* Non-income producing securities.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

CONVERTIBLE FUND
ADVISORY SHARES
------------------------------------------------------------------------

  MANAGEMENT TEAM: CATHERINE SOMHEGYI, Partner, Chief Investment Officer, Global Equity Management; DOUGLAS FORSYTH, CFA, Portfolio Manager.

  GOAL: The Convertible Fund seeks to maximize total return by investing primarily in convertible and equity securities of US companies.

  MARKET OVERVIEW: For much of the 12-month period ending March 31, 1999, a variety of factors contributed to a favorable environment for convertible bonds including:

  - low inflation

  - stable interest rates

  - moderate economic growth

  In late July and throughout August, however, the environment was highly turbulent. Investors feared that the economic and currency turmoil in emerging countries would spread worldwide, crimping economic growth and corporate profits.

  Rising yield spreads, falling stock prices and mass liquidations by broker/dealers and convertible arbitrage funds caused extreme volatility for convertible bonds. August was the second-worst performing month ever experienced by the convertibles market behind October 1987. After climbing to record highs in mid-July, US stocks and convertible securities alike fell sharply over the next several weeks.

  Investor confidence reappeared in September. The Federal Reserve Board cut short-term interest rates late in September and two more times over the next six weeks helping to restore liquidity and contributing to continued economic growth.

  PERFORMANCE: The Convertible Fund's Advisory shares posted a gain for the 12-month period ending March 31, 1999 of 19.7% versus 2.3% for the CS First Boston Convertible Index. Returns for the fund matched the S&P 500 Index, which was up 18.5% in the period.

  PORTFOLIO SPECIFICS: Early in the period, concerns over acquisitions and market volatility caused the convertible securities of broadcast companies, such as Chancellor Media, to negatively affect the fund's performance.

  However, issue selection, especially within the technology sector, contributed to strong returns in the second half of the 12-month period. Among the fund's top-performing holdings were Safeguard Scientifics and Qualcomm. Other strong performers included America Online and Exodus Communications.

  MARKET OUTLOOK: Applying our bottom-up approach, we continue to uncover attractive convertible issues with the potential to deliver strong gains with limited downside exposure. The environment remains positive given:

  - solid corporate profits

  - long-term interest rates near 30-year lows

  - benign inflation

  Following the liquidity crisis in late July and August, convertible bonds continue to trade at discounts from what we believe to be their fair values.

--------------------------------------------------------------------------------

CONVERTIBLE FUND ADVISORY SHARES
------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN CONVERTIBLE FUND ADVISORY SHARES WITH THE CS FIRST BOSTON CONVERTIBLE INDEX.

                           ANNUALIZED TOTAL RETURNS
                                As of 03/31/99
 1 YEAR                            5 YEARS                           10 YEARS
 19.66%                             17.29%                            17.07%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                CONVERTIBLE           FIRST BOSTON
            FUND ADVISORY SHARES   CONVERTIBLE INDEX
12/31/86                10,000.00           10,000.00
12/31/87                 9,663.34            9,977.54
12/31/88                11,555.86           11,315.70
12/31/89                14,800.62           12,872.89
12/31/90                15,035.31           11,986.43
12/31/91                20,751.97           15,476.19
12/31/92                22,736.76           18,196.62
12/31/93                28,832.16           21,571.50
12/31/94                26,576.63           20,554.30
12/31/95                32,416.92           25,429.45
12/31/96                39,126.25           28,949.79
12/31/97                48,155.46           33,848.68
12/31/98                58,459.38           36,064.59
3/31/99                 62,483.08           37,468.63

This graph compares a $10,000 investment in the Convertible Fund Advisory Shares with a similar investment in the CS First Boston Convertible ("First Boston Convertible") Index, on a cumulative and average annual total return basis. All return calculations reflect the reinvestment of income dividends and capital gains distributions, if any, as well as all fees and expenses. Performance results reflect the total returns of a predecessor limited partnership managed by Nicholas-Applegate Capital Management prior to the effective date of the Fund's registration statement on 4/19/93. Limited partnership returns are restated to reflect all fees and expenses applicable to the Fund. If the limited partnership had been registered as an investment company under the federal securities laws, its performance might have been adversely affected because of the additional restrictions applicable to registered investment companies. The Advisory shares calculate their performance based upon the historical performance of their corresponding series ("Fund") of Pilgrim Mutual Funds, adjusted to reflect sales charges and operating expenses. The Fund's Advisory shares were first available on 8/31/95.

The total returns reflect the fact that the Investment Adviser has agreed to waive or defer its management fees and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a five year period. Total return results may have been lower had there been no waiver or deferral.

The First Boston Convertible Index is an unmanaged market weighted index representing the universe of convertible securities whether they are convertible preferred stocks or convertible bonds.

The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

Past performance is no guarantee of future performance. Investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1999
------------------------------------------------------------------------
CONVERTIBLE FUND

                                            NUMBER
                                           OF SHARES      VALUE
-------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK -- 31.0%
-------------------------------------------------------------------
ADVERTISING -- 0.7%
  Snyder Communications, Inc. 6.500%
    (STRYPES)...........................       83,310  $  2,171,267
                                                       ------------
BROADCASTING -- 3.1%
  Chancellor Media Corp. $3.00..........       17,300     1,652,150
  CSC Holdings, Inc. I 8.500%...........       39,250     4,376,375
  Evergreen Media Corp. $3.00 144A......       41,310     3,945,105
                                                       ------------
                                                          9,973,630
                                                       ------------
DIVERSIFIED FINANCIAL SERVICES -- 14.2%
  Big Flower Trust 6.000%...............       49,630     3,089,467
  Finova Finace Trust 5.500% (TOPRS)....       31,320     2,255,040
  K Mart Financing I 7.750%.............       75,790     4,585,295
  Merrill Lynch & Co. CIBER 7.875%
    (STRYPES)...........................       36,800     1,600,800
  Merrill Lynch & Co. Cox Communications
    6.000% (STRYPES)....................       94,700     5,835,887
  Morgan Stanley Dean Witter Discover &
    Co. 6.000% (PERQS)*.................       34,165     3,847,833
  Morgan Stanley Group, Inc. WCOM Reset
    (PERQS)*............................      660,900     5,782,875
  Protective Life Capital Trust II
    6.500% (PRIDES).....................       48,100     2,997,231
  Qualcomm Financial Trust 5.750%.......       57,800     5,252,575
  Qwest Trends Trust 5.750%.............       89,000     5,818,375
  United Rentals Trust I 6.500%.........       26,900     1,197,050
  United Rentals Trust I 6.500% (QUIPS)
    144A................................       66,100     2,941,450
                                                       ------------
                                                         45,203,878
                                                       ------------
DRUGS/PHARMACEUTICALS -- 0.5%
  Mckesson Financing Trust 5.000%.......       19,115     1,744,244
                                                       ------------
ELECTRIC -- 3.5%
  Houston Industries, Inc. (ACES).......       43,900     5,289,950
  Texas Utilities Co. 9.250% (PRIDES)...      108,200     5,768,412
                                                       ------------
                                                         11,058,362
                                                       ------------
HOME BUILDING -- 0.3%
  Kaufman & Broad Home 8.250%
    (PRIDES)............................      120,600       964,800
                                                       ------------
INSURANCE -- 1.4%
  American General Corp. 6.000%
    (MIPS)..............................       49,100     4,394,450
                                                       ------------
MEDIA -- 2.1%
  Mediaone Group, Inc. 4.500%...........       50,900     6,543,831
                                                       ------------
OIL & GAS SERVICES -- 1.0%
  EVI, Inc. 5.000%......................      102,647     3,143,564
                                                       ------------
PIPELINES -- 1.8%
  Williams Cos., Inc. $3.50.............       30,300     5,650,950
                                                       ------------

                                            NUMBER
                                           OF SHARES      VALUE
-------------------------------------------------------------------
TELECOMMUNICATIONS -- 2.0%
  Airtouch Communications, Inc.
    C 4.250%............................       33,382  $  4,489,879
  Winstar Communications, Inc.
    D 7.000%............................       38,000     1,743,250
                                                       ------------
                                                          6,233,129
                                                       ------------
TELECOMMUNICATIONS EQUIPMENT -- 0.4%
  LM Erriccson Telephone Co. 4.250%.....      209,220     1,340,316
                                                       ------------
TOTAL CONVERTIBLE PREFERRED STOCK
  (Cost: $76,343,701)................................    98,422,421
                                                       ------------

                                           PRINCIPAL
                                            AMOUNT
-------------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS -- 61.2%
-------------------------------------------------------------------
ADVERTISING -- 4.1%
  Doubleclick, Inc.
    4.750%, 03/15/06 144A...............  $ 2,970,000     3,749,625
  Omnicom Group, Inc.
    4.250%, 01/03/07 144A...............      718,000     1,847,055
  Omnicom Group, Inc.
    2.250%, 01/06/13....................    4,313,000     7,493,838
                                                       ------------
                                                         13,090,518
                                                       ------------
AEROSPACE/DEFENSE -- 0.7%
  Kellstrom Industries, Inc.
    5.500%, 06/15/03....................    1,617,000     1,273,387
  Orbital Sciences Corp.
    5.000%, 10/01/02....................      750,000       892,500
                                                       ------------
                                                          2,165,887
                                                       ------------
APPLICATIONS SOFTWARE -- 0.5%
  Citrix Systems, Inc. 144A*
    0.000%, 03/22/19....................    5,010,000     1,722,188
                                                       ------------
BIOTECHNOLOGY -- 1.0%
  Centocor, Inc.
    4.750%, 02/15/05....................    3,230,000     3,149,250
                                                       ------------
BROADCASTING -- 2.7%
  CBS Radio, Inc. 144A
    7.000%, 06/30/11....................    1,555,000     2,514,241
  Clear Channel Communications
    2.625%, 04/01/03....................    4,829,000     5,939,670
                                                       ------------
                                                          8,453,911
                                                       ------------
COMPUTER SOFTWARE -- 1.1%
  Veritas Software Corp. 144A
    5.250%, 11/01/04....................    1,751,000     3,530,454
                                                       ------------
COMPUTERS -- 7.1%
  Affiliated Computer Services, Inc.
    144A
    4.000%, 03/15/05....................    2,288,000     2,819,960
  Apple Computer, Inc.
    6.000%, 06/01/01....................    3,341,000     4,343,300

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CONVERTIBLE FUND

                                           PRINCIPAL
                                            AMOUNT        VALUE
-------------------------------------------------------------------

CONVERTIBLE CORPORATE BONDS (Continued)
---------------------------------------------------------
COMPUTERS (CONTINUED)

  Comverse Technology, Inc.
    4.500%, 07/01/05....................  $    55,000  $     79,956
  Comverse Technology, Inc. 144A
    4.500%, 07/01/05....................    4,415,000     6,418,306
  EMC Corp. 144A
    3.250%, 03/15/02....................    1,042,000     5,979,777
  Safeguard Scientifics, Inc. 144A
    6.000%, 02/01/06....................    1,245,000     2,947,537
                                                       ------------
                                                         22,588,836
                                                       ------------
DATA PROCESSING/MANAGEMENT SOFTWARE -- 1.7%
  Automatic Data Processing*
    0.000%, 02/20/12....................    4,942,000     5,300,295
                                                       ------------
DIVERSIFIED FINANCIAL SERVICES -- 4.9%
  Allianze Finance BV
    3.000%, 02/04/03....................    2,390,000     1,367,065
  Merrill Lynch & Co.
    1.000%, 02/08/06....................    4,120,000     3,975,800
  Swiss Life Finance, Ltd. 144A
    2.000%, 05/20/03....................    5,122,000     5,813,470
  Xerox Credit Corp.
    2.875%, 07/01/02....................    3,808,000     4,464,880
                                                       ------------
                                                         15,621,215
                                                       ------------
DRUGS/PHARMACEUTICALS -- 3.4%
  Alpharma, Inc.
    5.750%, 04/01/05....................    1,040,000     1,565,200
  Alpharma, Inc. 144A
    5.750%, 04/01/05....................    2,200,000     3,311,000
  Sepracor, Inc. 144A
    7.000%, 12/15/05....................    5,000,000     5,831,250
                                                       ------------
                                                         10,707,450
                                                       ------------
ELECTRONIC COMPONENTS/SEMICONDUCTORS -- 2.5%
  LSI Logic Corp. 144A
    4.250%, 03/15/04....................    2,390,000     2,876,963
  Micron Technology, Inc.
    7.000%, 07/01/04....................    4,615,000     4,961,125
                                                       ------------
                                                          7,838,088
                                                       ------------
ELECTRONICS -- 1.8%
  Solectron Corp. 144A*
    0.000%, 01/27/19....................   11,665,000     5,759,594
                                                       ------------
ENVIRONMENTAL CONTROL -- 1.7%
  Waste Management, Inc.
    4.000%, 02/01/02....................    4,553,000     5,361,158
                                                       ------------
HOME BUILDING -- 0.9%
  Lennar Corp.*
    0.000%, 07/29/18....................    6,592,000     2,892,240
                                                       ------------
                                           PRINCIPAL
                                            AMOUNT        VALUE
-------------------------------------------------------------------
INSURANCE -- 1.3%
  Mutual Risk Management*
    0.000%, 10/30/15....................  $ 5,071,000  $  4,139,204
                                                       ------------
INTERNET SOFTWARE -- 7.8%
  America Online, Inc. 144A
    4.000%, 11/15/02....................      487,000     5,453,791
  America Online, Inc.
    4.000%, 11/15/02....................    1,650,000     1,847,794
  At Home Corp. 144A
    0.525%, 12/28/18....................    8,058,000     8,561,625
  Exodus Communications, Inc. 144A
    5.000%, 03/15/06....................    2,930,000     4,691,663
  Sportsline USA, Inc. 144A
    5.000%, 04/01/06....................    4,560,000     4,178,100
                                                       ------------
                                                         24,732,973
                                                       ------------
MISCELLANEOUS MANUFACTURING -- 1.4%
  ADT Operations*
    0.000%, 07/06/10....................    2,213,000     4,345,779
                                                       ------------
OIL & GAS PRODUCERS -- 3.4%
  Diamond Offshore Drilling
    3.750%, 02/15/07....................    6,546,000     6,791,475
  Pennzenergy Co.
    4.900%, 08/15/08....................    4,000,000     4,000,000
                                                       ------------
                                                         10,791,475
                                                       ------------
OTHER COMMERCIAL SERVICES -- 0.9%
  Quintiles Transnational
    4.250%, 05/31/00....................    2,792,000     2,966,500
                                                       ------------
PRINTING-COMMERCIAL -- 1.8%
  Mail-Well, Inc.
    5.000%, 11/01/02....................    1,982,000     1,922,540
  World Color Press, Inc.
    6.000%, 10/01/07....................    4,242,000     3,881,430
                                                       ------------
                                                          5,803,970
                                                       ------------
RETAIL-BUILDING PRODUCTS -- 1.7%
  Home Depot, Inc.
    3.250%, 10/01/01....................    1,892,000     5,266,855
                                                       ------------
RETAIL-HYPERMARKETS -- 2.2%
  Costco Cos., Inc.*
    0.000%, 08/19/17....................    6,664,000     7,155,469
                                                       ------------
RETAIL-INTERNET -- 1.7%
  Amazon.Com, Inc. 144A
    4.750%, 02/01/09....................    4,305,000     5,435,063
                                                       ------------
RETAIL-OFFICE SUPPLIES -- 1.7%
  Office Depot, Inc.*
    0.000%, 11/01/08....................    6,250,000     5,523,438
                                                       ------------
RETIREMENT/AGED CARE -- 1.0%
  Sunrise Assisted Living, Inc.
    5.500%, 06/15/02....................    2,289,000     3,078,705
                                                       ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                           PRINCIPAL
                                            AMOUNT        VALUE
-------------------------------------------------------------------

CONVERTIBLE CORPORATE BONDS (Continued)
---------------------------------------------------------

TELECOMMUNICATIONS -- 2.2%
  Global Telesystems Group, Inc.
    5.750%, 07/01/10....................  $ 1,190,000  $  1,410,150
  NTL, Inc. 144A
    7.000%, 12/15/08....................    3,650,000     5,529,750
                                                       ------------
                                                          6,939,900
                                                       ------------
TOTAL CONVERTIBLE CORPORATE BONDS
  (Cost: $151,174,336)...............................   194,360,415
                                                       ------------

                                            NUMBER
                                           OF SHARES
-------------------------------------------------------------------
COMMON STOCK -- 3.1%
-------------------------------------------------------------------
ELECTRONIC COMPONENTS/SEMICONDUCTORS -- 1.3%
  Analog Devices*.......................      140,939     4,192,935
                                                       ------------
MONEY CENTER BANKS -- 0.9%
  BankAmerica Corp......................       41,000     2,895,625
                                                       ------------
REITS -- 0.5%
  Reckson Associates Realty Corp........       78,000     1,603,875
                                                       ------------
TELECOMMUNICATIONS -- 0.0%
  Winstar Communications, Inc.*.........          971        35,290
                                                       ------------
TELECOMMUNICATIONS EQUIPMENT -- 0.4%
  American Tower Corp. Cl. A*...........       52,900     1,296,050
                                                       ------------
TOTAL COMMON STOCK
  (Cost: $9,645,606).................................    10,023,775
                                                       ------------

                                           PRINCIPAL
                                            AMOUNT        VALUE
-------------------------------------------------------------------
COMMERCIAL PAPER -- 5.0%
-------------------------------------------------------------------
  Central Illinois Public Utilities
    5.030%, 04/01/99
    (Cost: $15,868,000).................  $15,868,000  $ 15,868,000
                                                       ------------
-------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 0.7%
-------------------------------------------------------------------
  J.P. Morgan & Co., Inc. $2,270,000 at
    4.900%, (Agreement dated 03/31/99;
    to be repurchased at $2,270,309 on
    04/01/99; collateralized by
    $2,310,000 FNMA Notes, 5.340% due
    01/24/02 (Value $2,337,895))
    (Cost: $2,270,000)..................    2,270,000     2,270,000
                                                       ------------

TOTAL INVESTMENTS -- 101.0%
  (Cost: $255,301,643)............................     320,944,611
LIABILITIES IN EXCESS OF OTHER
ASSETS -- (1.0%)..................................      (3,136,965)
                                                    --------------
NET ASSETS -- 100.0%..............................  $  317,807,646
                                                    --------------
                                                    --------------
---------------

* Non-income producing securities.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

HIGH QUALITY BOND FUND
ADVISORY SHARES
------------------------------------------------------------------------

  MANAGEMENT TEAM: FRED S. ROBERTSON, III, Partner, Chief Investment Officer, Fixed Income; JAMES E. KELLERMAN, Partner, Portfolio Manager; MALCOM S. DAY, CFA, Portfolio Manager; SUSAN MALONE, Portfolio Manager.

  GOAL: The High Quality Bond Fund seeks to maximize long-term total return from a portfolio utilizing multiple sectors of the bond market including a broad range of investment-grade issues, as well as, on an opportunistic basis, developed international bonds and below-investment grade corporate issues.

  MARKET OVERVIEW: Strong money growth, relatively low interest rates and benign inflation largely offset risks posed by currency and economic turmoil among a number of emerging markets during the 12-month period ending March 31, 1999. Early in the period, the US bond market remained stretched between conflicting economic signals. For example, although building wage pressure triggered fears of rising prices, inflation remained low. Amid such contradictory signs, yields were mired in a narrow trading range.

  In August, however, the environment changed significantly. The Russian currency crisis and concerns that devaluations and defaults would spread worldwide prompted investors to seek safety. US Treasury bonds were the primary beneficiary. Other sectors of the fixed income market, such as mortgage-backed securities and high yield bonds were overlooked, resulting in their underperformance versus Treasuries. The US Federal Reserve Board's decision to lower short-term interest rates three times over a six-week period between late September and mid November helped restore confidence and liquidity to the world's financial markets. In February, evidence of a robust US economy pushed interest rates higher and fears of inflation spread. In this environment, Treasury issues were most severely affected while non-Treasury issues delivered better relative returns. Investor fears diminished in March and US bonds closed the period with gains.

  PERFORMANCE: During the period, the High Quality Bond Fund's Advisory shares were up 5.8%. The Lipper General Bond Fund Index gained 1.4% and the Lehman Aggregate Bond Index was up 6.5%.

  PORTFOLIO SPECIFICS: Fund returns were affected by two primary factors -- interest-rate position and sector selection. In August, we anticipated an easing of monetary policy and extended the duration of the portfolio. Our changes proved beneficial as the Federal Reserve Board did indeed lower interest rates late in the quarter. Later in the period, amid signs of near-term economic acceleration, we adjusted our interest rate position to neutral. A modest allocation to international developed market and high yield bonds had a positive affect on returns both early and later in the period. During August, amid investors' flight to quality, our underweight position in US Treasuries negatively affected performance.

  MARKET OUTLOOK: While the longer-term outlook for bonds remains positive, near-term risks exist. With leading indicators suggesting a continuing surge in economic growth, higher interest rates may eventually be necessary to slow the economy to a less inflationary rate. In this environment, we believe a neutral stance on interest rates is appropriate.

--------------------------------------------------------------------------------

HIGH QUALITY BOND FUND ADVISORY SHARES
------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN HIGH QUALITY BOND FUND ADVISORY SHARES WITH THE LEHMAN AGGREGATE BOND INDEX.

                           ANNUALIZED TOTAL RETURNS
                                As of 03/31/99                         SINCE
 1 YEAR                            3 YEARS                           INCEPTION
  5.78%                             7.37%                              7.63%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             HIGH QUALITY       LEHMAN
              BOND FUND        AGGREGATE
           ADVISORY SHARES    BOND INDEX
8/31/95          $10,000.00     $10,000.00
9/95             $10,303.03     $10,097.00
12/95            $10,858.59     $10,527.03
3/96             $10,515.15     $10,339.24
6/96             $10,555.56     $10,398.27
9/96             $10,737.37     $10,589.74
12/96            $11,050.51     $10,907.54
3/97             $10,979.80     $10,846.95
6/97             $11,383.84     $11,246.51
9/97             $11,747.47     $11,621.48
12/97            $12,040.40     $11,963.85
3/98             $12,303.03     $12,148.46
6/98             $12,505.05     $12,432.43
9/98             $12,856.19     $12,957.89
12/98            $13,025.05     $13,001.57
3/31/99          $13,014.03     $12,935.49

This graph compares a $10,000 investment in the High Quality Bond Fund Advisory Shares with the Lehman Aggregate Bond Index, on a cumulative and average annual total return basis. All return calculations reflect the reinvestment of income dividends and capital gains distributions, if any, as well as all fees and expenses.

The Fund's Advisory Shares calculate their performance based on the historical performance of their corresponding series ("Fund") of Pilgrim Mutual Funds, adjusted to reflect sales charges and operating expenses. The Fund's Advisory Shares were first available on 7/27/98.

The total returns reflect the fact that the Investment Adviser has agreed to waive or defer its management fees and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a five year period. Total return results may have been lower had there been no waiver or deferral.

The Lehman Brothers Aggregate Bond Index is composed of securities from Lehman Brothers Government/Corporate Bond Index. Mortgage-Backed Securities Index, and Asset-Backed Securities Index.

Index returns reflect the reinvestment of income dividends and capital gains distributions, if any, but do not reflect fees, brokerage commissions, or other expenses of investing.

Past performance is no guarantee of future performance. Investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1999
------------------------------------------------------------------------
HIGH QUALITY BOND FUND

                                          PRINCIPAL
                                            AMOUNT       VALUE
-----------------------------------------------------------------
CORPORATE BONDS -- 35.8%
-----------------------------------------------------------------
AEROSPACE/DEFENSE -- 0.9%
  Rockwell International Corp.
    5.200%, 01/15/98....................  $  440,000  $   323,607
                                                      -----------
AIRLINES -- 2.5%
  Atlas Air, Inc.
    9.375%, 11/15/06....................     150,000      151,313
  Continental Airlines, Inc. 991A
    6.545%, 08/02/20....................     400,000      396,976
  Continental Airlines, Inc. 1998-3 A-2
    6.320%, 11/01/08....................     325,000      322,455
  Trans World Airlines
    11.375%, 03/01/06...................      50,000       26,375
                                                      -----------
                                                          897,119
                                                      -----------
APPAREL -- 1.2%
  Jones Apparel
    6.250%, 10/01/01....................     460,000      454,296
                                                      -----------
BEVERAGES-ALCOHOLIC -- 0.5%
  J Seagram & Sons
    7.500%, 12/15/18....................     180,000      181,307
                                                      -----------
BROADCASTING -- 2.2%
  CD Radio, Inc.
    0.000% (until 12/01/02, thereafter
    15.000% to maturity), 12/01/07......     100,000       54,875
  Echostar DBS Corp.
    9.375%, 02/01/09....................     250,000      259,375
  Fox Family Worldwide, Inc.
    9.250%, 11/01/07....................     100,000       94,750
  Fox Family Worldwide, Inc.
    0.000% (until 11/01/02, thereafter
    10.250% to maturity), 11/01/07......     150,000       96,188
  News America Holdings
    8.875%, 04/26/23....................     210,000      247,409
  Source Media, Inc.
    12.000%, 11/01/04...................      75,000       60,000
                                                      -----------
                                                          812,597
                                                      -----------
CHEMICALS -- 0.4%
  NL Industries
    11.750%, 10/15/03...................     150,000      157,500
                                                      -----------
COMPUTER SOFTWARE -- 0.9%
  Computer Associates International
    6.375%, 04/15/05....................     330,000      324,225
                                                      -----------
COMPUTERS -- 0.7%
  Apple Computer, Inc.
    6.500%, 02/15/04....................     100,000       92,750
  Unisys Corp.
    12.000%, 04/15/03...................     150,000      165,938
                                                      -----------
                                                          258,688
                                                      -----------

                                          PRINCIPAL
                                            AMOUNT       VALUE
-----------------------------------------------------------------
CREDIT CARDS -- 0.4%
  Salton, Inc.
    10.750%, 12/15/05...................  $  150,000  $   156,375
                                                      -----------
DISTRIBUTION/WHOLESALE -- 0.3%
  United Stationer Supply
    12.750%, 05/01/05...................     100,000      111,000
                                                      -----------
DIVERSIFIED FINANCIAL SERVICES -- 4.4%
  Amresco, Inc.
    9.875%, 03/15/05....................      15,000       11,813
  AON Capital Trust A
    8.205%, 01/01/27....................     360,000      398,455
  Countrywide Capital III
    8.050%, 06/15/27....................     100,000      104,820
  Donaldson, Lufkin & Jenrette
    6.280%, 05/15/03....................     100,000       99,778
  GS Escrow Corp.
    6.750%, 08/01/01....................     250,000      247,813
  GS Escrow Corp.
    7.000%, 08/01/03....................     250,000      244,375
  Household Finance Corp.
    6.500%, 11/15/08....................     100,000      100,500
  MCII Holdings
    12.000% (until 11/15/99, thereafter
    15.000% to maturity), 11/15/02......      50,000       44,000
  Px Escrow Corp.
    0.000% (until 02/01/02, thereafter
    9.625% to maturity), 02/01/06.......     150,000       88,688
  U.S. West Captial Funding, Inc.
    6.875%, 07/15/28....................     260,000      260,718
                                                      -----------
                                                        1,600,960
                                                      -----------
ENGINEERING & CONSTRUCTION -- 0.9%
  McDermott, Inc.
    9.375%, 03/15/02....................     300,000      315,570
                                                      -----------
ENTERTAINMENT -- 1.8%
  Argosy Gaming Co.
    13.250%, 06/01/04...................     450,000      509,625
  Ascent Entertainment Group
    0.000% (until 12/01/02, thereafter
    11.875% to maturity), 12/15/04......     200,000      128,000
                                                      -----------
                                                          637,625
                                                      -----------
ENVIRONMENTAL CONTROL -- 0.5%
  U.S. Filter Corp.
    6.500%, 05/15/03....................     195,000      194,982
                                                      -----------
HEALTH CARE -- 0.7%
  Abbey Healthcare Group
    9.500%, 11/01/02....................     250,000      248,438
                                                      -----------
HOME BUILDING -- 0.6%
  Lennar Corp.
    7.625%, 03/01/09....................     225,000      220,887
                                                      -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                          PRINCIPAL
                                            AMOUNT       VALUE
-----------------------------------------------------------------

CORPORATE BONDS (Continued)
---------------------------------------------------------

INSURANCE -- 3.2%
  Florida Windstorm Under
    7.125%, 02/25/19....................  $  200,000  $   200,650
  Liberty Financial Co.
    7.625%, 11/15/28....................     560,000      585,250
  Lumbermens Mutual Casualty
    8.300%, 12/01/37....................     135,000      135,444
  Reliastar Financial Corp.
    6.500%, 11/15/08....................     255,000      256,063
                                                      -----------
                                                        1,177,407
                                                      -----------
INTERNET SOFTWARE -- 0.1%
  IDT Corp.
    8.750%, 02/15/06....................      50,000       50,875
                                                      -----------
INVESTMENT COMPANIES -- 0.5%
  Dryden Investor Trust
    7.157%, 07/23/08....................     183,740      180,139
                                                      -----------
LEISURE/GAMING -- 0.3%
  Circus Circus Enterprises
    9.250%, 12/01/05....................     100,000      104,500
                                                      -----------
MANUFACTURING-OTHER -- 0.6%
  Tyco International Group S.A.
    7.000%, 06/15/28....................     230,000      229,126
                                                      -----------
MEDICAL SUPPLIES/EQUIPMENT -- 1.0%
  Guidant Corp.
    6.150%, 02/15/06....................     375,000      365,363
                                                      -----------
METALS-DIVERSIFIED -- 1.0%
  Scotia Pacific Co. LLC
    6.550%, 01/20/07....................     386,658      363,512
                                                      -----------
OIL & GAS PRODUCERS -- 0.6%
  Deeptech International, Inc.
    12.000%, 12/15/00...................     200,000      216,250
                                                      -----------
OTHER COMMERCIAL SERVICES -- 0.6%
  Cendant Corp.
    7.750%, 12/01/03....................     200,000      205,284
                                                      -----------
PIPELINES -- 0.3%
  KN Energy, Inc.
    6.450%, 03/01/03....................     120,000      121,652
                                                      -----------
PUBLISHING -- 0.1%
  American Lawyer Media
    9.750%, 12/15/07....................      50,000       51,875
                                                      -----------
REAL ESTATE -- 0.2%
  Bluegreen Corp.
    10.500%, 04/01/08...................     100,000       87,750
                                                      -----------
                                          PRINCIPAL
                                            AMOUNT       VALUE
-----------------------------------------------------------------
RECREATIONAL CENTERS -- 0.2%
  Bally Total Fitness Holdings
    9.875%, 10/15/07....................  $   75,000  $    74,250
                                                      -----------
RENTAL AUTO/EQUIPMENT -- 0.1%
  United Rentals, Inc.
    9.500%, 06/01/08....................      50,000       52,250
                                                      -----------
RETAIL-DISCOUNT -- 0.7%
  K Mart Corp.
    6.780%, 08/02/99....................     250,000      250,938
                                                      -----------
RETAIL-INTERNET -- 0.4%
  Amazon.Com, Inc.
    0.000% (until 05/01/03, thereafter
    10.000% to maturity), 05/01/08......     200,000      135,750
                                                      -----------
RETAIL-MUSIC STORE -- 0.3%
  Musicland Stores Corp.
    9.875%, 03/15/08....................     100,000      101,500
                                                      -----------
TELECOMMUNICATIONS -- 2.6%
  Crown Castle International Corp.
    0.000% (until 11/15/02, thereafter
    12.750% to maturity), 11/15/07......     200,000      141,250
  Global Telesystems Group, Inc.
    9.875%, 02/15/05....................     200,000      193,500
  International Cabletel, Inc.
    0.000% (until 04/15/00, thereafter
    12.750% to maturity), 04/15/05......     250,000      239,062
  Orbcomm Global LP
    14.000%, 08/15/04...................     175,000      171,500
  Pac-West Telecommunications, Inc.
    13.500%, 02/01/09...................     200,000      198,000
                                                      -----------
                                                          943,312
                                                      -----------
TELECOMMUNICATIONS EQUIPMENT -- 1.2%
  Covad Communications Group
    0.000% (until 03/15/03, thereafter
    13.500% to maturity), 03/15/08......     250,000      136,563
  Motorola, Inc.
    6.500%, 11/15/28....................     280,000      268,579
  Northeast Optic Network
    12.750%, 08/15/08...................      25,000       26,063
                                                      -----------
                                                          431,205
                                                      -----------
TELEPHONE -- 2.5%
  AT&T Corp.
    6.500%, 03/15/29....................     180,000      175,961
  GTE Corp.
    6.940%, 04/15/28....................     220,000      224,154
  MCI Worldcom, Inc.
    6.950%, 08/15/28....................     230,000      233,588
  Sprint Capital Corp.
    6.875%, 11/15/28....................     270,000      266,962
                                                      -----------
                                                          900,665
                                                      -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HIGH QUALITY BOND FUND

                                          PRINCIPAL
                                            AMOUNT       VALUE
-----------------------------------------------------------------

CORPORATE BONDS (Continued)
---------------------------------------------------------

TRANSPORTATION-AIR FREIGHT -- 0.4%
  Federal Express Corp.
    7.600%, 07/01/97....................  $  150,000  $   146,692
                                                      -----------
TOTAL CORPORATE BONDS
  (Cost: $13,253,979)...............................   13,085,471
                                                      -----------
-----------------------------------------------------------------
FOREIGN CORPORATE BONDS -- 7.7%
-----------------------------------------------------------------
BERMUDA -- 0.7%
  Sea Containers
    12.500%, 12/01/04...................     225,000      243,000
                                                      -----------
CANADA -- 0.5%
  Russell Metals
    10.250%, 06/15/00...................     170,000      173,400
                                                      -----------
CHILE -- 1.3%
  Empresa Nacional de Electricidad
    7.875%, 02/01/27....................      70,000       60,329
  Empresa Nacional de Electricidad
    8.125%, 02/01/97....................     240,000      196,608
  Endesa
    7.200%, 04/01/06....................     100,000       94,745
  Enersis S.A.
    7.400%, 12/01/16....................      80,000       73,182
  Enersis S.A.
    6.600%, 12/01/26....................      40,000       38,697
                                                      -----------
                                                          463,561
                                                      -----------
DENMARK -- 1.1%
  NYKREDIT
    5.000%, 10/01/29....................   3,050,000      410,815
                                                      -----------
HONG KONG -- 0.2%
  Hutchison Whampoa Financial
    7.500%, 08/01/27....................     100,000       84,838
                                                      -----------
MEXICO -- 0.9%
  Pemex Finance, Ltd.
    6.300%, 05/15/10....................     350,000      340,669
                                                      -----------
SWEDEN -- 0.8%
  Foreningssparbanken AB
    7.500%, 09/29/49....................     300,000      291,594
                                                      -----------
UNITED KINGDOM -- 0.5%
  United Utilities PLC
    6.875%, 08/15/28....................     180,000      172,026
                                                      -----------
VENEZUELA -- 1.7%
  Cerro Negro Finance, Ltd.
    7.330%, 12/01/09....................     110,000       92,179
  Fetinitro Financial
    8.290%, 04/01/20....................     185,000      123,950
  PDVSA Finance, Ltd.
    6.800%, 11/15/08....................     365,000      303,651
                                          PRINCIPAL
                                            AMOUNT       VALUE
-----------------------------------------------------------------

VENEZUELA (CONTINUED)

  PDVSA Finance, Ltd.
    7.500%, 11/15/28....................  $  145,000  $   103,930
                                                      -----------
                                                          623,710
                                                      -----------
TOTAL FOREIGN CORPORATE BONDS
  (Cost: $3,033,968)................................    2,803,613
                                                      -----------
-----------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 3.3%
-----------------------------------------------------------------
U.S. TREASURY BONDS -- 0.9%
  8.500%, 02/15/20......................     260,000      339,828
                                                      -----------
U.S. TREASURY INFLATION INDEX -- 1.9%
  3.625%, 01/15/08......................     710,000      705,306
                                                      -----------
U.S. TREASURY NOTES -- 0.5%
  6.375%, 05/15/99......................     165,000      165,284
                                                      -----------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost: $1,213,146)................................    1,210,418
                                                      -----------
-----------------------------------------------------------------
AGENCY OBLIGATIONS -- 5.8%
-----------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORP. -- 2.7%
  Pool # 200112
    9.500%, 11/01/05....................     142,200      147,877
  Pool # 380032
    10.000%, 10/01/03...................      51,170       53,085
  Pool # 43 PG
    6.500%, 12/17/22....................     145,000      146,087
  Pool # B00623
    9.000%, 06/01/06....................      57,714       59,357
  Pool # E74572
    5.500%, 01/01/14....................     396,956      386,906
  Pool # E74614
    5.500%, 02/01/14....................     196,236      191,267
                                                      -----------
                                                          984,579
                                                      -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 2.3%
  Pool # 1994 27 PJ
    6.500%, 06/25/23....................     255,000      256,673
  Pool # 1996 59 K
    6.500%, 07/25/23....................      80,000       77,725
  Pool # 273114
    6.500%, 02/01/09....................     225,665      227,911
  Pool # 303262
    9.500%, 05/01/07....................      77,461       80,882
  Pool # 303481
    10.000%, 10/01/05...................      66,041       69,382
  Pool # 303758
    9.500%, 07/01/06....................      62,919       65,699
  Pool # 363503
    9.500%, 06/01/05....................      75,863       78,627
                                                      -----------
                                                          856,899
                                                      -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                          PRINCIPAL
                                            AMOUNT       VALUE
-----------------------------------------------------------------

AGENCY OBLIGATIONS (Continued)
---------------------------------------------------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 0.1%
  Pool # 141741
    11.000%, 11/15/15...................  $    2,428  $     2,709
  Pool # 299705
    8.500%, 02/15/21....................       8,159        8,637
  Pool # 50700
    11.500%, 02/15/12...................       2,676        2,999
  Pool # 64054
    11.500%, 02/15/13...................       3,574        3,983
  Pool # 68958
    11.500%, 07/15/13...................       4,665        5,229
                                                      -----------
                                                           23,557
                                                      -----------
TENNESSEE VALLEY AUTHORITY -- 0.7%
  Tennessee Valley Authority -
    Global Series A
    6.375%, 06/15/05....................     250,000      258,165
                                                      -----------
TOTAL AGENCY OBLIGATIONS
  (Cost: $2,075,681)................................    2,123,200
                                                      -----------
-----------------------------------------------------------------
FOREIGN GOVERNMENT BONDS -- 3.4%
-----------------------------------------------------------------
GERMANY -- 1.4%
  German Unity Fund
    8.000%, 01/21/02....................     403,920      492,582
                                                      -----------
NEW ZEALAND -- 1.3%
  Federal National Mortgage Association
    7.250%, 06/20/02....................     860,000      478,992
                                                      -----------
SWEDEN -- 0.7%
  Swedish Government
    5.500%, 04/12/02....................   2,000,000      258,733
                                                      -----------
TOTAL FOREIGN GOVERNMENT BONDS
  (Cost: $1,193,122)................................    1,230,307
                                                      -----------
-----------------------------------------------------------------
CMO'S AND ASSET-BACKED SECURITIES -- 26.0%
-----------------------------------------------------------------
FINANCIAL SERVICES -- 0.7%
  Captiva CBO 1997 1A A
    6.860%, 11/30/09....................     250,000      242,367
                                                      -----------
MORTGAGE-COMMERCIAL -- 21.0%
  Allied Capital Commercial Mortgage
    1998 1 C
    6.710%, 12/25/04....................     400,000      385,687
  ARG Funding Corp. 1999 1A A3
    6.020%, 05/20/05....................     370,000      368,728
  Asset Securitization Corp. 1996 D2 A1
    6.920%, 02/14/29....................     387,024      396,276
  Comed Transitional Funding Trust
    1998 1 A6
    5.630%, 06/25/09....................     310,000      301,548
                                          PRINCIPAL
                                            AMOUNT       VALUE
-----------------------------------------------------------------

MORTGAGE-COMMERCIAL (CONTINUED)

  Comed Transitional Funding Trust
    1998 1 A7
    5.740%, 12/25/10....................  $  170,000  $   164,409
  CRIIMI MAE Commercial Mortgage
    1998 C1 A2
    7.000%, 03/02/11....................     180,000      163,350
  DLJ Commercial Mortgage Corp
    1998 CF1 CP
    0.608%, 04/15/05....................   7,000,000      306,250
  DLJ Commercial Mortgage Corp
    1998 CF2 A1B
    6.240%, 11/12/31....................     750,000      742,969
  DLJ Mortgage Acceptance Corp.
    1996 CF1 S
    0.727%, 03/12/06....................   8,692,266      198,292
  DLJ Mortgage Acceptance Corp.
    1998 A A2
    7.116%, 05/28/28....................     225,901      224,631
  Federal National Mortgage Association-
    Aces 1996 M5 XS
    0.537%, 01/25/13....................  12,541,373      329,211
  Federal National Mortgage Association-
    Aces 1997 M8 X1
    0.654%, 10/25/02....................  18,000,000      362,812
  Global Franchise Trust 1998 1 A1
    6.349%, 04/10/04....................     406,636      407,399
  GMAC Commercial Mortgage Securities,
    Inc. 1998 C2 A2
    6.420%, 08/15/08....................     260,000      260,812
  GS Mortgage Securities Corp.
    1998 C1 A1
    6.060%, 10/18/30....................     368,084      363,024
  GS Mortgage Securities Corp.
    1998 GLII A2
    6.562%, 04/13/31....................     470,000      469,302
  JP Morgan Commercial Mortgage 1998 C6
    A2
    6.533%, 01/15/30....................     690,000      697,763
  Merrill Lynch Mortgage Investors, Inc.
    1995 C2 IO
    1.158%, 06/15/21....................   7,038,926      215,567
  Morgan Stanley Capital I 1998 XL2 A2
    6.170%, 10/03/08....................     410,000      402,056
  Morgan Stanley Capital I 1999 RM1 A2
    6.710%, 12/15/31....................     340,000      346,694
  Mortgage Capital Funding, Inc.
    1998 MC3 A1
    6.001%, 11/18/31....................     285,104      283,100
  Nomura Asset Securities Corp.
    1998 D6 A1B
    6.590%, 03/17/28....................     300,000      302,438
                                                      -----------
                                                        7,692,318
                                                      -----------
MORTGAGE-RESIDENTIAL -- 4.3%
  Amresco Residential Securities 1996 3
    A5
    7.550%, 02/25/23....................     320,000      323,700

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HIGH QUALITY BOND FUND

                                          PRINCIPAL
                                            AMOUNT       VALUE
-----------------------------------------------------------------

CMO'S AND ASSET-BACKED SECURITIES (Continued)
---------------------------------------------------------
MORTGAGE-RESIDENTIAL (CONTINUED)

  Amresco Residential Securities 1997 3
    A9
    6.960%, 03/25/27....................  $  410,000  $   417,752
  Bankboston Home Equity Loan Trust 1998
    2 A4
    6.110%, 09/25/13....................     840,000      833,437
                                                      -----------
                                                        1,574,889
                                                      -----------
TOTAL CMO'S AND ASSET-BACKED SECURITIES
  (Cost: $9,666,290)................................    9,509,574
                                                      -----------
                                            NUMBER
                                          OF SHARES
-----------------------------------------------------------------
PREFERRED STOCK -- 0.0%
-----------------------------------------------------------------
TELECOMMUNICATIONS -- 0.0%
  IXC Communications, Inc.*
    (Cost: $10,000).....................         100       10,925
                                                      -----------

                                            NUMBER
                                          OF SHARES      VALUE
-----------------------------------------------------------------
MUTUAL FUNDS -- 7.1%
-----------------------------------------------------------------
INVESTMENT COMPANIES -- 7.1%
  Blackrock 2001 Term Trust.............     142,200  $ 1,279,800
  Blackrock Strategic Term Trust........     143,900    1,322,081
                                                      -----------
TOTAL MUTUAL FUNDS
  (Cost: $2,409,688)................................    2,601,881
                                                      -----------

                                          PRINCIPAL
                                            AMOUNT
-----------------------------------------------------------------
COMMERCIAL PAPER -- 2.7%
-----------------------------------------------------------------
  Student Loan Marketing Association
    4.800%, 04/01/99
    (Cost: $1,001,000)..................  $1,001,000    1,001,000
                                                      -----------

TOTAL INVESTMENTS -- 91.8%
  (Cost: $33,856,874).............................      33,576,389
OTHER ASSETS IN EXCESS OF LIABILITIES -- 8.2%.....       2,988,934
                                                    --------------
NET ASSETS -- 100.0%..............................  $   36,565,323
                                                    --------------
                                                    --------------
---------------

* Non-income producing securities.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

HIGH YIELD BOND FUND
ADVISORY SHARES
------------------------------------------------------------------------

  MANAGEMENT TEAM: FRED S. ROBERTSON, III, Partner, Chief Investment Officer, Fixed Income; DOUGLAS FORSYTH, CFA, Portfolio Manager; SUSAN MALONE, Portfolio Manager.

  GOAL: The High Yield Bond Fund seeks to deliver total return via high current income and long-term capital appreciation from a diversified portfolio consisting primarily of US corporate fixed income securities.

  MARKET OVERVIEW: The environment for high yield investing was favorable at the beginning and end of the 12-month period ending March 31, 1999. However, between late July and October, a number of factors contributed to one of the most difficult periods for high yield bonds in years.

  In July, the devaluation of the Russian ruble and the Russian government's default on short-term debt sparked concerns for additional devaluations and the potential for worldwide recession.

  Because foreign-issued debt, such as Russian bonds, was used as collateral by a number of hedge funds, fears of default caused a wave of near failures among hedge fund managers such as Long-Term Capital Management. The developments among hedge funds created a financial crisis that impacted liquidity-sensitive sectors, particularly high yield bonds.

  Widespread selling among hedge funds to raise capital created a lack of liquidity and caused prices for high yield bonds to drop and yield spreads to widen to seven-year highs. The Federal Reserve Board's decision to cut short-term interest rates and evidence of continued economic strength in the United States helped restore investor confidence later in the period and returns for high yield bonds improved.

  PERFORMANCE: The High Yield Bond Fund Advisory shares posted a 1.4% gain in the 12-month period ending March 31, 1999 versus a decline of 0.8% for the CS First Boston High Yield Index.

  PORTFOLIO SPECIFICS: The extremely difficult environment between late July and October dragged returns for the fund lower. Holdings in the financial sector were among the hardest hit.

  However, the lack of exposure to emerging market debt issues, which generally suffered greater losses than US bonds, helped returns. Another factor contributing to the fund's resilience was the lack of downgrades among holdings. Later in the period, issue selection and an improving backdrop for high yield bonds contributed to strong returns. Among the best-performing issues in the first quarter were technology and telecommunications holdings such as Globix, Metromedia Fiber, PSInet and Northeast Optic.

  MARKET OUTLOOK: The environment for high yield bonds is attractive given robust US economic growth, low inflation and strong demand. New issuance for high yield bonds in the first quarter of 1999 was $28 billion versus $24.5 billion in the fourth quarter of 1998.

  Following the liquidity crisis that developed in late July last year, high yield bonds continue to trade at discounts from what we believe to be their fair values.

--------------------------------------------------------------------------------

HIGH YIELD BOND FUND ADVISORY SHARES
------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN HIGH YIELD BOND FUND ADVISORY SHARES WITH THE CS FIRST BOSTON HIGH YIELD INDEX.

                                                                       SINCE
 1 YEAR                    ANNUALIZED TOTAL RETURNS                  INCEPTION
  1.40%                         As of 03/31/99                        15.03%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            HIGH YIELD BOND FUND ADVISORY SHARES   FIRST BOSTON HIGH YIELD INDEX
 7/31/96                 $10,000.00                          $10,000.00
  9/96                   $10,619.37                          $10,282.87
12/96                                  $11,114.86                      $10,736.37
3/97                                   $11,362.61                      $10,894.66
6/97                                   $12,195.95                      $11,365.04
9/97                                   $13,209.46                      $11,899.69
12/97                                  $13,457.21                      $12,092.03
3/98                                   $14,324.32                      $12,455.48
6/98                                   $14,565.88                      $12,612.97
9/98                                   $13,542.69                      $11,837.66
12/98                                  $14,134.30                      $12,162.28
3/31/99                                $14,524.94                      $12,362.31

This graph compares a $10,000 investment in the High Yield Bond Fund with the CS First Boston High Yield Index, on a cumulative return basis. All return calculations reflect the reinvestment of income dividends and capital gains distributions, if any, as well as all fees and expenses. The Fund's Advisory Shares calculate their performance based upon the historical performance of their corresponding series ("Fund") of Pilgrim Mutual Funds, adjusted to reflect sales charges and operating expenses. The Fund's Advisory Shares were first available on 3/27/98.

Total returns reflect the fact that the Investment Adviser has agreed to waive or defer its management fees and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a five year period. Total return results may have been lower had there been no waiver or deferral.

The CS First Boston High Yield Index includes over 180 U.S. domestic issues with an average maturity range of seven to ten years and with a minimum issues size of $100 million.

The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

Past performance is no guarantee of future performance. Investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1999
------------------------------------------------------------------------
HIGH YIELD BOND FUND

                                          PRINCIPAL
                                            AMOUNT       VALUE
-----------------------------------------------------------------
CORPORATE BONDS -- 91.8%
-----------------------------------------------------------------
AIRLINES -- 5.8%
  Atlas Air, Inc.
    9.250%, 04/15/08....................  $1,500,000  $ 1,515,000
  Atlas Air, Inc.
    9.375%, 11/15/06....................   1,500,000    1,513,125
  Trans World Airlines
    12.000%, 04/01/02...................   1,500,000    1,413,750
  Trans World Airlines
    11.500%, 12/15/04...................   1,000,000      777,500
  Trans World Airlines
    11.375%, 03/01/06...................   1,000,000      527,500
                                                      -----------
                                                        5,746,875
                                                      -----------
APPAREL -- 1.7%
  Supreme International Corp.
    12.250%, 04/01/06...................   1,750,000    1,729,910
                                                      -----------
BROADCASTING -- 8.5%
  CD Radio, Inc. 0.000% (until 12/01/02,
    thereafter 15.000% to maturity),
    12/01/07............................   2,000,000    1,097,500
  Echostar DBS Corp. 144A
    9.375%, 02/01/09....................     500,000      518,750
  Fox Family Worldwide, Inc.
    9.250%, 11/01/07....................   1,750,000    1,658,125
  Fox Family Worldwide, Inc. 0.000%
    (until 11/01/02, thereafter 10.250%
    to maturity), 11/01/07..............   2,500,000    1,603,125
  Fox/Liberty Networks LLC
    8.875%, 08/15/07....................   1,450,000    1,497,125
  Source Media, Inc.
    12.000%, 11/01/04...................   1,375,000    1,100,000
  United International Holdings
    0.000%, 02/15/08....................   1,500,000    1,016,250
                                                      -----------
                                                        8,490,875
                                                      -----------
COMPUTERS -- 7.5%
  Apple Computer, Inc.
    6.500%, 02/15/04....................   2,000,000    1,855,000
  Globix Corp.
    13.000%, 05/01/05...................   1,800,000    1,845,000
  Rhythms Netconnections
    0.000%, 05/15/08....................   1,500,000      819,375
  Unisys Corp.
    11.750%, 10/15/04...................   1,575,000    1,785,656
  Unisys Corp.
    12.000%, 04/15/03...................   1,050,000    1,161,563
                                                      -----------
                                                        7,466,594
                                                      -----------
CREDIT CARDS -- 1.6%
  Salton, Inc. 144A
    10.750%, 12/15/05...................   1,500,000    1,563,750
                                                      -----------

                                          PRINCIPAL
                                            AMOUNT       VALUE
-----------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES -- 7.3%
  Amresco, Inc.
    8.750%, 07/01/99....................  $1,000,000  $ 1,001,250
  Amresco, Inc.
    9.875%, 03/15/05....................     400,000      315,000
  GS Escrow Corp.
    6.750%, 08/01/01....................   1,050,000    1,040,812
  Indah Kiat International Finance
    11.375%, 06/15/99...................   1,050,000    1,008,000
  MCII Holdings 12.000% (until 11/15/99,
    thereafter 15.000% to maturity),
    11/15/02............................     250,000      220,000
  Px Escrow Corp. 0.000% (until
    02/01/02, thereafter 9.625% to
    maturity),
    02/01/06............................   2,075,000    1,226,844
  Resource America, Inc.
    12.000%, 08/01/04...................   2,550,000    2,266,313
  United Cos. Financial
    8.375%, 07/01/05....................   1,500,000      225,000
                                                      -----------
                                                        7,303,219
                                                      -----------
DRUGS/PHARMACEUTICALS -- 0.4%
  Twin Laboratories, Inc.
    10.250%, 05/15/06...................     357,000      380,651
                                                      -----------
ENGINEERING & CONSTRUCTION -- 1.6%
  McDermott, Inc.
    9.375%, 03/15/02....................   1,500,000    1,577,850
                                                      -----------
ENTERTAINMENT -- 4.2%
  Argosy Gaming Co.
    13.250%, 06/01/04...................   1,000,000    1,132,500
  Ascent Entertainment Group 0.000%
    (until 12/01/02, thereafter 11.875%
    to maturity), 12/15/04..............   2,108,000    1,349,120
  SFX Entertainment, Inc.
    9.125%, 02/01/08....................   1,650,000    1,683,000
                                                      -----------
                                                        4,164,620
                                                      -----------
HEALTH CARE -- 2.0%
  Apria Healthcare Group
    9.500%, 11/01/02....................   2,000,000    1,987,500
                                                      -----------
HOME BUILDING -- 0.4%
  K Hovnanian Enterprise
    11.250%, 04/15/02...................     345,000      351,900
                                                      -----------
INTERNET SOFTWARE -- 2.4%
  IDT Corp.
    8.750%, 02/15/06....................   1,450,000    1,475,375
  PSInet, Inc.
    10.000%, 02/15/05...................     850,000      903,125
                                                      -----------
                                                        2,378,500
                                                      -----------
LEISURE/GAMING -- 0.1%
  Hollywood Casino Corp.
    12.750%, 11/01/03...................      79,000       86,308
                                                      -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HIGH YIELD BOND FUND

                                          PRINCIPAL
                                            AMOUNT       VALUE
-----------------------------------------------------------------

CORPORATE BONDS (Continued)
---------------------------------------------------------

MACHINERY-CONSTRUCTION & MINING -- 0.7%
  Terex Corp. 144A
    8.875%, 04/01/08....................  $  750,000  $   738,750
                                                      -----------
PACKAGING & CONTAINERS -- 1.6%
  Stone Container
    10.750%, 10/01/02...................   1,500,000    1,565,625
                                                      -----------
PUBLISHING -- 3.3%
  American Lawyer Media
    9.750%, 12/15/07....................     250,000      259,375
  American Lawyer Media
    0.000%, 12/15/08....................   1,600,000    1,032,000
  Big Flower Press Holdings 144A
    8.625%, 12/01/08....................   2,000,000    2,015,000
                                                      -----------
                                                        3,306,375
                                                      -----------
REAL ESTATE -- 1.6%
  Bluegreen Corp.
    10.500%, 04/01/08...................   1,750,000    1,535,625
                                                      -----------
RECREATIONAL CENTERS -- 1.4%
  Bally Total Fitness Holdings
    9.875%, 10/15/07....................   1,450,000    1,435,500
                                                      -----------
RENTAL AUTO/EQUIPMENT -- 1.3%
  United Rentals, Inc.
    9.500%, 06/01/08....................   1,250,000    1,306,250
                                                      -----------
RETAIL-ARTS & CRAFTS -- 1.3%
  Michaels Stores, Inc.
    10.875%, 06/15/06...................   1,249,000    1,336,430
                                                      -----------
RETAIL-DISCOUNT -- 1.5%
  Tuesday Morning Corp.
    11.000%, 12/15/07...................   1,400,000    1,517,250
                                                      -----------
RETAIL-INTERNET -- 1.7%
  Amazon.Com, Inc. 0.000% (until
    05/01/03, thereafter 10.000% to
    maturity), 05/01/08.................   2,550,000    1,730,813
                                                      -----------
RETAIL-MAIL ORDER -- 2.1%
  Shop At Home, Inc.
    11.000%, 04/01/05...................   2,000,000    2,105,000
                                                      -----------
RETAIL-MUSIC STORE -- 1.8%
  Musicland Stores Corp.
    9.000%, 06/15/03....................     750,000      751,875
  Musicland Stores Corp.
    9.875%, 03/15/08....................   1,000,000    1,015,000
                                                      -----------
                                                        1,766,875
                                                      -----------
RETAIL-RESTAURANTS -- 1.8%
  Foodmaker, Inc.
    8.375%, 04/15/08....................   1,750,000    1,741,250
                                                      -----------
                                          PRINCIPAL
                                            AMOUNT       VALUE
-----------------------------------------------------------------
RETAIL-VIDEO RENTAL -- 1.4%
  Hollywood Entertainment Corp.
    10.625%, 08/15/04...................  $1,400,000  $ 1,400,000
                                                      -----------
TELECOMMUNICATIONS -- 17.4%
  Caprock Communications
    12.000%, 07/15/08...................     750,000      766,875
  Colt Telecom Group PLC
    0.000%, 12/15/06....................   2,100,000    1,779,750
  Crown Castle International Corp.
    0.000% (until 11/15/02, thereafter
    12.750% to maturity), 11/15/07......   1,800,000    1,271,250
  Global Telesystems Group, Inc.
    9.875%, 02/15/05....................   1,725,000    1,668,937
  ICG Holdings, Inc.
    0.000%, 09/15/05....................   1,000,000      877,500
  ITC Deltacom, Inc.
    9.750%, 11/15/08....................   1,000,000    1,050,000
  NTL, Inc. 0.000% (until 04/15/000,
    thereafter 12.750% to maturity),
    04/15/05............................   1,400,000    1,338,750
  Orbcomm Global LP
    14.000%, 08/15/04...................   2,000,000    1,960,000
  Pac-West Telecommunications, Inc. 144A
    13.500%, 02/01/09...................   2,200,000    2,178,000
  Telesystem International Wireless
    0.000%, 06/30/07....................   1,025,000      553,500
  Winstar Communications, Inc.
    0.000%, 10/15/05....................   1,800,000    2,018,250
  Winstar Communications, Inc.
    0.000%, 03/01/07....................   2,100,000    1,842,750
                                                      -----------
                                                       17,305,562
                                                      -----------
TELECOMMUNICATIONS EQUIPMENT -- 6.3%
  Completel Europe N.V. 144A
    0.000%, 02/15/09....................   2,000,000    1,050,000
  Covad Communications Group 0.000%
    (until 03/15/03, thereafter 13.500%
    to maturity), 03/15/08..............   2,600,000    1,420,250
  Metromedia Fiber Network, Inc. 144A
    10.000%, 11/15/08...................   2,250,000    2,413,125
  Northeast Optic Network
    12.750%, 08/15/08...................   1,300,000    1,355,250
                                                      -----------
                                                        6,238,625
                                                      -----------
TELEPHONE -- 2.3%
  Viatel, Inc.
    11.250%, 04/15/08...................   2,200,000    2,271,500
                                                      -----------
TOYS/GAMES/HOBBIES -- 0.8%
  Marvel Enterprises, Inc. 144A
    12.000%, 06/15/09...................     750,000      759,375
                                                      -----------
TOTAL CORPORATE BONDS
  (Cost: $93,953,485)...............................   91,289,357
                                                      -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                          PRINCIPAL
                                            AMOUNT       VALUE
-----------------------------------------------------------------
FOREIGN CORPORATE BONDS -- 2.6%
-----------------------------------------------------------------
AUSTRALIA -- 0.8%
  Bulong Operations 144A
    12.500%, 12/15/08...................  $  750,000  $   768,750
                                                      -----------
BERMUDA -- 1.8%
  Sea Containers
    12.500%, 12/01/04...................   1,675,000    1,809,000
                                                      -----------
TOTAL FOREIGN CORPORATE BONDS
  (Cost: $2,600,375)................................    2,577,750
                                                      -----------
                                            NUMBER
                                          OF SHARES
-----------------------------------------------------------------
COMMON STOCK -- 1.1%
-----------------------------------------------------------------
INTERNET SOFTWARE -- 1.1%
  Concentric Network Corp.
    (Cost: $1,035,000)..................      10,000    1,080,000
                                                      -----------
                                            NUMBER
                                          OF SHARES      VALUE
-----------------------------------------------------------------

PREFERRED STOCK -- 1.8%
-----------------------------------------------------------------
BROADCASTING -- 1.7%
  Capstar Broadcasting*.................      14,045  $ 1,660,821
                                                      -----------
TELECOMMUNICATIONS -- 0.0%
  Dobson Communications*................          70        6,710
                                                      -----------
TELEPHONE -- 0.1%
  Viatel, Inc...........................         521       93,780
                                                      -----------
TOTAL PREFERRED STOCK
  (Cost: $1,671,100)................................    1,761,311
                                                      -----------

                                            NUMBER
                                              OF
                                           WARRANTS
-----------------------------------------------------------------
WARRANTS -- 0.0%
-----------------------------------------------------------------
  Bell Technology*
    (Cost: $0)..........................  $    1,800           18
                                                      -----------

                                          PRINCIPAL
                                            AMOUNT
-----------------------------------------------------------------
COMMERCIAL PAPER -- 2.6%
-----------------------------------------------------------------
  Associates First Capital Corp.
    5.000%, 04/01/99
    (Cost: $2,547,000)..................  $2,547,000    2,547,000
                                                      -----------

TOTAL INVESTMENTS -- 99.9%
  (Cost: $101,806,960)............................      99,255,436
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.1%.....         141,674
                                                    --------------
NET ASSETS -- 100.0%..............................  $   99,397,110
                                                    --------------
                                                    --------------
---------------

* Non-income producing securities.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

INTERNATIONAL CORE GROWTH FUND
ADVISORY SHARES
------------------------------------------------------------------------

  MANAGEMENT TEAM: CATHERINE SOMHEGYI, Partner, Chief Investment Officer, Global Equity Management; LARRY SPEIDELL, CFA, Partner, Director of Global/Systematic Portfolio Management and Research; LORETTA J. MORRIS, Partner, Portfolio Manager; ALEX MUROMCEW, Portfolio Manager; ERNESTO RAMOS, PH.D., Senior Portfolio Manager; MELISA A. GRIGOLITE, Portfolio Manager; JOHN TRIBOLET, Portfolio Manager.

  GOAL: The International Core Growth Fund seeks to maximize long-term capital appreciation through investments primarily in companies located outside the United States corresponding to the top 75% in market capitalization within each country.

  MARKET OVERVIEW: The 12-month period ending March 31, 1999 was characterized by:

  - an enthusiastic pace of merger and acquisition activity

  - concerted efforts by central banks globally to cut interest rates

  - a continuing trend of privatization and deregulation

  Many stock markets around the world climbed to record highs in the second quarter of 1998 only to see those gains erased the following quarter. Worries of a global economic slowdown, a currency devaluation in Russia and a pessimistic outlook for the financial sector caused markets to fall in August and September.

  However, investor confidence was restored by the fourth quarter and markets recouped earlier losses and climbed toward record highs. A number of developments soothed concerns and contributed to gains in both developed and emerging markets during the period including the strengthening of the Japanese yen and interest-rate reductions by a number of the world's central banks. In Asia, the lingering effects of economic problems from 1997 continued to weigh on investors throughout much of 1998. However, prospects improved amid currency stabilization, strong corporate earnings and declining interest rates.

  PERFORMANCE: For the 12-month period ending March 31, 1999, the fund's Advisory shares returned 6.1% versus 6.0% for the MSCI EAFE Index.

  PORTFOLIO SPECIFICS: Among the factors contributing to the fund's gains:

  - superior stock selection, especially in the United Kingdom, Spain, Denmark and France

  - outstanding performance from holdings such as Global Crossing, Colt Telecom, Telepizza, Mannesmann and Nokia

  - an overweight position and stock selection in the retail trade, technology and commercial/ industrial sectors

  Concurrently, pricing concerns for health technology holdings and declining energy prices hurt returns for energy stocks early in the period.

  MARKET OUTLOOK: Given government reform measures and corporate restructuring plans in Japan, we are cautiously optimistic on the country's prospects. Accelerating earnings projections for a number of companies has resulted in an increased weighting. In Europe, recent rate cuts, corporate restructuring and merger and acquisition activity bode well for company profits.

--------------------------------------------------------------------------------

INTERNATIONAL CORE GROWTH FUND ADVISORY SHARES
------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN INTERNATIONAL CORE GROWTH FUND ADVISORY SHARES WITH THE MSCI EAFE INDEX.

                                                                      SINCE
 1 YEAR                   ANNUALIZED TOTAL RETURNS                  INCEPTION
  6.11%                        As of 03/31/99                        24.45%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           INTERNATIONAL CORE GROWTH
              FUND ADVISORY SHARES       MSCI EAFE INDEX
12/27/96                   $10,000.00           $10,000.00
1/97                       $10,984.04            $9,629.74
2/97                       $11,081.56            $9,787.66
3/97                       $11,303.19            $9,822.90
4/97                       $11,462.77            $9,874.96
5/97                       $12,526.60           $10,517.82
6/97                       $13,244.68           $11,097.35
7/97                       $14,095.74           $11,277.13
8/97                       $13,351.06           $10,434.73
9/97                       $14,335.11           $11,019.07
10/97                      $13,147.16           $10,171.71
11/97                      $12,996.45           $10,067.95
12/97                      $13,164.89           $10,155.54
1/98                       $13,643.62           $10,619.65
2/98                       $14,574.47           $11,301.12
3/98                       $15,443.26           $11,649.19
4/98                       $15,886.52           $11,741.45
5/98                       $16,276.60           $11,684.51
6/98                       $16,462.77           $11,773.31
7/98                       $17,195.71           $11,892.22
8/98                       $14,723.88           $10,418.77
9/98                       $14,018.92           $10,098.92
10/98                      $14,268.78           $11,151.22
11/98                      $15,127.81           $11,722.17
12/98                      $15,957.83           $12,184.02
1/99                       $16,573.65           $12,147.47
2/99                       $15,886.43           $11,858.36
3/31/99                    $16,386.23           $12,338.62

This graph compares a $10,000 investment in the International Core Growth Fund Advisory Shares with the MSCI EAFE Index, on a cumulative and average annual total return basis. All return calculations reflect the reinvestment of income dividends and capital gains distributions, if any, as well as all fees and expenses. The Fund's Advisory Shares calculate their performance based upon the historical performance of their corresponding series ("Fund") of Pilgrim Mutual Funds, adjusted to reflect sales charges and operating expenses. The Fund's Advisory Shares were first available on 2/28/97.

The total returns reflect the fact that the Investment Adviser has agreed to waive or defer its management fees and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a five year period. Total return results may have been lower had there been no waiver or deferral.

The Morgan Stanley Capital International ("MSCI") Europe, Australia, Far East ("EAFE") Index is an unmanaged index that is a generally accepted benchmark for major overseas markets included in the index on a U.S. dollar adjusted basis.

Index returns reflect the reinvestment of income dividends and capital gains distributions, if any, but do not reflect fees, brokerage commissions, or other expenses of investing.

Past performance is no guarantee of future performance. Investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Investments in overseas markets pose special risks, including currency fluctuation and political risks, and the Fund's Share price is expected to be more volatile than that of a U.S. only fund.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1999
------------------------------------------------------------------------
INTERNATIONAL CORE GROWTH FUND

                                            NUMBER
                                          OF SHARES      VALUE
------------------------------------------------------------------
COMMON STOCK -- 97.7%
------------------------------------------------------------------
AUSTRALIA -- 1.2%
  Suncorp-Metway, Ltd...................     130,700  $    792,356
  Telstra Corp., Ltd....................     234,000     1,219,850
                                                      ------------
                                                         2,012,206
                                                      ------------
BELGIUM -- 1.9%
  Fortis (B)............................      41,600     1,535,950
  Mobistar S.A.*........................      24,900     1,572,581
                                                      ------------
                                                         3,108,531
                                                      ------------
BERMUDA -- 1.0%
  Global Crossing, Ltd.*................      34,100     1,577,125
                                                      ------------
BRAZIL -- 1.6%
  Aracruz Celulose S.A. -- ADR..........      61,700       894,650
  Tele Norte Leste Participacoes --
    ADR*................................     115,000     1,768,125
                                                      ------------
                                                         2,662,775
                                                      ------------
CANADA -- 2.1%
  ATI Technology, Inc.*.................     104,400     1,601,068
  Rogers Communications Cl. B*..........      53,600       970,816
  Talisman Energy, Inc.*................      38,200       826,982
                                                      ------------
                                                         3,398,866
                                                      ------------
FINLAND -- 2.7%
  Nokia OYJ -- ADR......................      20,400     3,177,300
  Sonera Group OYJ......................      75,800     1,260,224
                                                      ------------
                                                         4,437,524
                                                      ------------
FRANCE -- 12.0%
  Banque Nationale de Paris.............      18,000     1,566,265
  Banque Paribas........................      14,800     1,652,114
  Canal Plus............................       6,800     1,993,134
  Cap Gemini S.A........................       8,300     1,389,785
  Casino Guichard Perrachon.............      18,400     1,632,854
  Castorama Dubois Investissements SCA..       9,800     2,052,511
  Elf Aquitaine.........................      12,000     1,629,745
  Michelin (CGDE) Cl. B.................      44,800     2,009,587
  Societe Television Francaise 1........       6,100     1,145,215
  Suez Lyonnaise des Eaux...............       9,500     1,757,892
  Synthelabo............................       5,600     1,218,206
  Vivendi (EX-Generale des Eaux)........       5,600     1,377,812
                                                      ------------
                                                        19,425,120
                                                      ------------
GERMANY -- 5.7%
  DaimlerChrysler AG....................      17,100     1,487,952
  Dresdner Bank AG......................      53,000     2,117,070
  Mannesmann AG.........................      21,000     2,604,936
  Muenchener Rueckversicher AG..........       7,500     1,496,308
  Veba AG...............................      29,200     1,536,792
                                                      ------------
                                                         9,243,058
                                                      ------------
GREECE -- 1.2%
  National Bank Of Greece S.A...........      17,200     1,162,853

                                            NUMBER
                                          OF SHARES      VALUE
------------------------------------------------------------------

GREECE (CONTINUED)

  Panafon Hellenic Telecommunications
    co. 144A S.A. -- GDR*...............      30,900  $    781,770
                                                      ------------
                                                         1,944,623
                                                      ------------
HONG KONG -- 1.3%
  HSBC Holdings PLC.....................      40,800     1,279,352
  Sun Hung Kai Properties...............     108,000       808,305
                                                      ------------
                                                         2,087,657
                                                      ------------
IRELAND -- 1.1%
  CRH PLC...............................      49,200       849,320
  ESAT Telecom Group PLC -- ADR*........      22,600       946,375
                                                      ------------
                                                         1,795,695
                                                      ------------
ISRAEL -- 0.6%
  Gilat Satellite Networks, Ltd.*.......      16,300       978,000
                                                      ------------
ITALY -- 4.9%
  Alleanza Assicurazioni SpA............     127,400     1,519,810
  Banca Commerciale Italiana............     205,500     1,686,099
  Mediaset SpA..........................     149,900     1,409,540
  Seat-Pagine Gialle SpA................   1,125,900     1,318,825
  Telecom Italia SpA....................     193,800     2,058,764
                                                      ------------
                                                         7,993,038
                                                      ------------
JAPAN -- 16.9%
  Advantest Corp........................      17,300     1,322,004
  Bank of Tokyo-Mitsubishi, Ltd.........     120,000     1,653,635
  Fuji Soft ABC, Inc....................      29,900     1,956,641
  Fujitsu, Ltd..........................      88,000     1,413,290
  Honda Motor Co., Ltd..................      37,000     1,671,451
  Hoya Corp.............................      30,000     1,702,271
  KAO Corp..............................      41,000       905,303
  Mitsui Fudosan Co., Ltd...............     188,000     1,693,793
  Nomura Securities Co., Ltd............     111,000     1,162,205
  NTT Mobile Communications.............          39     1,926,454
  Olympus Optical Co., Ltd..............      75,000       987,925
  Ryohin Keikaku Co., Ltd...............      16,300     2,587,519
  Shohkoh Fund & Co., Ltd...............       3,920     1,985,983
  Softbank Corp.........................      32,900     3,689,199
  Sony Corp.............................      20,500     1,895,423
  Tokyo Electron, Ltd...................      18,000       931,689
                                                      ------------
                                                        27,484,785
                                                      ------------
MEXICO -- 2.8%
  Corparcion Interamericana de
    Entretenmiento S.A. Cl. B*..........     228,882       677,560
  Corparcion Interamericana de
    Entretenmiento S.A. Cl. L*..........      91,000       243,595
  Fomento Economico Mexicano S.A. --
    ADR.................................      33,700     1,042,594
  Grupo Carso Global Telecom S.A........     238,000     1,232,966
  Grupo Financiero Bancomer S.A. Cl. O..   3,903,000     1,331,586
                                                      ------------
                                                         4,528,301
                                                      ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                            NUMBER
                                          OF SHARES      VALUE
------------------------------------------------------------------

COMMON STOCK (Continued)
---------------------------------------------------------

NETHERLANDS -- 7.4%
  ASM Lithography Holding N.V.*.........      44,800  $  2,016,000
  Equant N.V.*..........................      33,100     2,490,775
  Koninklijke Ahold N.V.................      35,700     1,368,215
  Royal Dutch Petroleum Co..............      31,000     1,612,000
  STMicroelectronics N.V.*..............      16,700     1,621,988
  TNT Post Group N.V....................      47,900     1,442,771
  Wolters Kluwer N.V....................       7,900     1,432,828
                                                      ------------
                                                        11,984,577
                                                      ------------
PORTUGAL -- 0.9%
  Banco Comercial Portugues Cl. R.......      26,100       788,962
  Brisa Autostradas.....................      15,100       699,346
                                                      ------------
                                                         1,488,308
                                                      ------------
SINGAPORE -- 1.6%
  City Developments, Ltd................     108,000       562,341
  Natsteel Electronics, Ltd.............     126,000       344,069
  Oversea-Chinese Banking Corp..........     112,000       758,118
  Singapore Tech Engineering, Ltd.......   1,050,000       947,648
                                                      ------------
                                                         2,612,176
                                                      ------------
SOUTH KOREA -- 0.5%
  Samsung Electronics -- GDR*...........      21,700       886,445
                                                      ------------
SPAIN -- 4.1%
  Acciona S.A...........................      25,500     1,307,375
  Banco Santander S.A...................      76,000     1,558,924
  Centros Comerciales Continente S.A....      41,300     1,148,560
  Fomentos de Construcciones y Contratas
    S.A.................................      20,600     1,267,651
  Telefonica S.A. -- ADR................      10,200     1,303,050
                                                      ------------
                                                         6,585,560
                                                      ------------
SWEDEN -- 0.9%
  Europolitan Holdings AB...............      15,000     1,382,705
                                                      ------------
SWITZERLAND -- 4.3%
  Julius Baer Holding AG Cl. B..........         600     1,945,343
  Roche Holding AG......................         140     1,707,259
  Swisscom AG...........................       5,000     1,952,505
  United Bank Switzerland AG............       4,100     1,288,045
                                                      ------------
                                                         6,893,152
                                                      ------------
TAIWAN -- 1.6%
  Taiwan Semiconductor -- ADR*..........      79,000     1,866,375
  Winbond Electronics Corp. -- GDR*.....      61,400       716,845
                                                      ------------
                                                         2,583,220
                                                      ------------
                                            NUMBER
                                          OF SHARES      VALUE
------------------------------------------------------------------
UNITED KINGDOM -- 18.0%
  ARM Holdings PLC*.....................      55,700  $  2,427,761
  Barclays PLC..........................      74,000     2,127,564
  Barratt Developments PLC..............     314,000     1,495,335
  BP Amoco PLC..........................     132,900     2,265,561
  British Telecom PLC...................     115,200     1,880,142
  Cable & Wireless Communications PLC*..      92,200     1,045,597
  Capita Group PLC......................      98,400     1,134,175
  Colt Telecom Group PLC*...............     119,800     2,158,281
  Dixons Group PLC......................      97,400     2,064,480
  Emap PLC..............................      41,800       818,510
  GKN PLC...............................     108,100     1,643,855
  Lloyds TSB Group PLC..................      72,500     1,096,641
  Pearson PLC...........................      50,200     1,143,451
  Penninsular & Orient Steam
    Navigation..........................      70,800     1,030,924
  Sema Group PLC........................     146,300     1,652,034
  Smithkline Beecham PLC................     128,900     1,859,236
  Telewest Communications PLC*..........     266,200     1,154,898
  Vodafone Group PLC....................     118,014     2,192,784
                                                      ------------
                                                        29,191,229
                                                      ------------
UNITED STATES -- 1.4%
  Flextronics International, Ltd.*......      19,400       989,400
  Global Telesystems Group, Inc.*.......      21,600     1,208,250
                                                      ------------
                                                         2,197,650
                                                      ------------
TOTAL COMMON STOCK
  (Cost: $135,964,342)..............................   158,482,326
                                                      ------------

                                          PRINCIPAL
                                            AMOUNT
------------------------------------------------------------------
COMMERCIAL PAPER -- 4.0%
------------------------------------------------------------------
  Smithkline Beecham PLC
    5.000%, 04/01/99
    (Cost: $6,567,000)..................  $6,567,000     6,567,000
                                                      ------------

TOTAL INVESTMENTS -- 101.7%
  (Cost: $142,531,342)............................     165,049,326
LIABILITIES IN EXCESS OF OTHER ASSETS -- (1.7%)...      (2,831,724)
                                                    --------------
NET ASSETS -- 100.0%..............................  $  162,217,602
                                                    --------------
                                                    --------------
---------------

* Non-income producing securities.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS BY INDUSTRY AS OF MARCH 31, 1999
------------------------------------------------------------------------

INTERNATIONAL CORE GROWTH FUND

                                              PERCENTAGE OF
INDUSTRY                                       NET ASSETS
--------------------------------------------  -------------
Audio/Video Products........................         1.2%
Auto Manufacturers..........................         1.9
Auto Parts - Equipment......................         2.3
Broadcasting................................         4.1
Building Materials..........................         0.5
Computer Graphics Software..................         1.0
Computer Software...........................         2.2
Computers...................................         4.5
Cosmetics/Personal Care.....................         0.6
Distribution/Wholesale......................         2.3
Diversified Financial Services..............         2.8
Drugs/Pharmaceuticals.......................         7.0
Electrical Components - Equipment...........         0.5
Electric....................................         0.9
Electronics.................................         1.6
Engineering - Construction..................         4.6
Electronic Components/Semiconductors........         4.7
Entertainment...............................         0.6
Food........................................         2.5
Insurance...................................         2.8
Machinery - Diversified.....................         1.6

                                              PERCENTAGE OF
INDUSTRY                                       NET ASSETS
--------------------------------------------  -------------
Money Center Banks..........................        12.0%
Oil - Gas Producers.........................         3.9
Optical Supplies............................         1.0
Other Commercial Services...................         1.5
Paper & Related Products....................         0.6
Photo Equipment - Supplies..................         0.6
Publishing..................................         2.9
Real Estate.................................         1.9
Regional/Commercial Banks...................         1.2
Retail - Building Products..................         1.3
Retail - Consumer Electronics...............         1.3
Retail - Hypermarkets.......................         0.7
Retail - Miscellaneous/Diversified..........         1.6
Telecommunications Equipment................         2.8
Telecommunications..........................         9.6
Telephone...................................         7.1
Transportation - Marine.....................         0.6
Transportation - Other......................         0.9
Liabilities in Excess of Other Assets.......        (1.7)
                                                   -----
NET ASSETS..................................       100.0%
                                                   -----

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

INTERNATIONAL SMALL CAP GROWTH FUND
ADVISORY SHARES
------------------------------------------------------------------------

  MANAGEMENT TEAM: CATHERINE SOMHEGYI, Partner, Chief Investment Officer, Global Equity Management; LARRY SPEIDELL, CFA, PARTNER, Director of Global/Systematic Portfolio Management and Research; LORETTA J. MORRIS, Partner, Portfolio Manager; ALEX MUROMCEW, Portfolio Manager; ERNESTO RAMOS, PH.D., Senior Portfolio Manager; MELISA A. GRIGOLITE,Portfolio Manager; JOHN TRIBOLET, Portfolio Manager.

  GOAL: The International Small Cap Growth Fund seeks to maximize long-term capital appreciation through investments primarily in companies located outside the United States corresponding to the lower 25% market capitalization within each country, with a maximum market cap of $5 billion.

  MARKET OVERVIEW: The 12-month period ending March 31, 1999 was characterized by an enthusiastic pace of merger and acquisition activity, concerted efforts by central banks globally to cut interest rates and a continuing trend of privatization and deregulation.

  Many stock markets around the world climbed to record highs in the second quarter of 1998 only to see those gains erased the following quarter. Worries of a global economic slowdown, a currency devaluation in Russia and a pessimistic outlook for the financial sector caused markets to fall in August and September.

  However, investor confidence was restored by the fourth quarter and markets recouped earlier losses and climbed toward record highs. A number of developments soothed concerns and contributed to gains in both developed and emerging markets during the period including the strengthening of the Japanese yen and interest-rate reductions by a number of the world's central banks. In Asia, the lingering effects of economic problems from 1997 continued to weigh on investors throughout much of 1998. However, prospects improved amid currency stabilization, strong corporate earnings and declining interest rates.

  PERFORMANCE: For the 12-month period ending March 31, 1999, the fund's Advisory shares outdistanced the benchmark, the Salomon EPAC/EMI Index. The fund returned 17.6% versus -1.6% for the Index.

  PORTFOLIO SPECIFICS: Among the reasons the fund outperformed:

  - superior stock selection, especially in Japan, the United Kingdom and Italy where we were underweight the benchmark

  - outstanding returns from holdings such as EM TV Merchandising and Kamps in Germany and Kojima, Hikari and BellSystem24 in Japan

  Due to concerns of an economic slowdown and its impact on corporate earnings, we reduced our exposure in Europe from 76% in March of 1998 to 57% at the end of March 1999. We have increased our weighting in Japan on a company-by-company basis from 7.7% in March of last year to 25.0% at the close of the first quarter 1999.

  MARKET OUTLOOK: We are cautiously optimistic on Japan as a number of improvements have led to increased corporate earnings projections. In Europe, recent rate cuts, corporate restructuring and merger and acquisition activity bode well for company profits going forward.

--------------------------------------------------------------------------------

INTERNATIONAL SMALL CAP GROWTH FUND ADVISORY SHARES
------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN INTERNATIONAL SMALL CAP GROWTH FUND ADVISORY SHARES WITH THE SALOMON EPAC EMI INDEX

                           ANNUALIZED TOTAL RETURNS
                                As of 03/31/99                         SINCE
 1 YEAR                            5 YEARS                           INCEPTION
 17.61%                             16.07%                             9.84%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              INTERNATIONAL SMALL CAP           SALOMON
            GROWTH FUND ADVISORY SHARES     EPAC EMI INDEX
6/7/90                         $10,000.00         $10,000.00
6/90                           $10,138.25         $10,135.00
12/90                           $8,239.99          $8,303.82
6/91                            $8,489.88          $8,511.83
12/91                           $9,188.08          $8,857.15
6/92                            $8,702.67          $8,329.44
12/92                           $8,031.98          $7,491.40
6/93                           $10,010.99          $9,479.41
12/93                          $10,097.69          $9,764.47
6/94                           $11,279.40         $11,128.80
12/94                          $10,940.09         $10,685.83
6/95                           $10,836.70         $10,573.78
12/95                          $11,565.32         $11,197.92
6/96                           $13,127.46         $12,376.53
12/96                          $13,649.09         $11,922.57
6/97                           $16,092.95         $12,529.00
12/97                          $15,545.36         $10,697.60
6/98                           $21,041.51         $12,620.75
12/98                          $21,135.84         $12,210.57
3/31/99                        $22,874.87         $12,365.07

This graph compares a $10,000 investment in the International Small Cap Growth Fund Advisory Shares with the Salomon EPAC EMI Index, on a cumulative and average annual total return basis. All return calculations reflect the reinvestment of income dividends and capital gains distributions, if any, as well as all fees and expenses. Performance results reflect the total returns of a predecessor limited partnership managed by Nicholas-Applegate Capital Management prior to the effective date of the Fund's registration statement on 12/31/93. Limited partnership returns are restated to reflect all fees and expenses applicable to the Fund. If the limited partnership had been registered as an investment company under the federal securities laws, its performance might have been adversely affected because of the additional restrictions applicable to registered investment companies. The Advisory shares calculate their performance based upon the historical performance of their corresponding series ("Fund") of Pilgrim Mutual Funds, adjusted to reflect sales charges and operating expenses. The Fund's Advisory shares were first available on 8/31/95.

The total returns reflect the fact that the Investment Adviser has agreed to waive or defer its management fees and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a five year period. Total return results may have been lower had there been no waiver or deferral.

The Salomon EPAC Extended Market Index ("EMI") is an unmanaged index. It is a top-down, float capitalization-weighted index that includes shares of about 2,821 companies in 22 countries excluding Canada and the United States. Companies within the Index are smaller capitalization companies with available float market capitalizations greater than U.S. $100 million. Only issues that are legally and practically available to outside investors are included in the Index.

The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

Past performance is no guarantee of future performance. Investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Investments in overseas markets pose special risks, including currency fluctuation and political risks, and the Fund's Share price is expected to be more volatile than that of a U.S. only fund.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1999
------------------------------------------------------------------------
INTERNATIONAL SMALL CAP GROWTH FUND

                                            NUMBER
                                          OF SHARES      VALUE
------------------------------------------------------------------
COMMON STOCK -- 97.7%
------------------------------------------------------------------
AUSTRALIA -- 2.0%
  AAPT, Ltd.*...........................     447,300  $  1,327,609
  Pacifica Group, Ltd...................     220,800       752,950
  Woodside Petroleum, Ltd...............     176,383     1,062,733
                                                      ------------
                                                         3,143,292
                                                      ------------
BELGIUM -- 1.6%
  Mobistar S.A.*........................      18,200     1,149,436
  Telinfo N.V...........................      10,400     1,406,832
                                                      ------------
                                                         2,556,268
                                                      ------------
BRAZIL -- 0.3%
  Telec DO RIO Janeiro S.A..............  20,540,000       489,233
                                                      ------------
CANADA -- 2.2%
  Celestica, Inc.*......................      15,500       502,781
  Celestica, Inc.*......................      16,600       543,169
  Research In Motion, Ltd.*.............     226,500     2,364,065
                                                      ------------
                                                         3,410,015
                                                      ------------
DENMARK -- 1.0%
  ISS International Service System......      23,000     1,494,818
                                                      ------------
ESTONIA -- 0.5%
  Estonian Telecom -- GDR*..............      37,500       846,750
                                                      ------------
FRANCE -- 8.9%
  Altran Technologies S.A...............       8,800     2,232,586
  Bouygues..............................       7,400     2,053,159
  Business Objects S.A. -- ADR*.........      41,600     1,235,000
  Castorama Dubois Investissements SCA..       5,600     1,172,863
  Cie de Signaux S.A....................      20,672     1,294,399
  Galeries Lafayette....................       1,000     1,036,404
  Havas Advertising.....................       9,884     1,915,380
  Infogrames Entertainment*.............      35,800     2,361,467
  Transgene S.A. -- ADR*................      54,700       683,750
                                                      ------------
                                                        13,985,008
                                                      ------------
GERMANY -- 11.4%
  Aixtron...............................       9,800     2,094,831
  Edel Music AG*........................       3,400     1,233,320
  EM.TV & Merchandising AG..............       4,500     3,813,642
  Ixos Software AG*.....................       7,300     1,875,675
  Kamps AG..............................      23,300     2,439,975
  Kinowelt Medien AG*...................      13,700     2,499,568
  Mobilcom AG...........................       7,032     1,920,689
  Primacom AG*..........................      57,100     1,910,977
                                                      ------------
                                                        17,788,677
                                                      ------------
GREECE -- 0.6%
  Intrasoft S.A.........................      37,400       881,585
                                                      ------------
HONG KONG -- 2.7%
  DAH Sing Financial....................     393,000       968,611
  Johnson Electric Holdings.............     529,000     1,491,525

                                            NUMBER
                                          OF SHARES      VALUE
------------------------------------------------------------------

HONG KONG (CONTINUED)

  Legend Holdings, Ltd..................   2,540,000  $  1,122,581
  Vtech Holdings, Ltd...................     236,000       680,633
                                                      ------------
                                                         4,263,350
                                                      ------------
INDIA -- 1.0%
  Infosys Technologies, Ltd.............      22,200     1,530,402
                                                      ------------
IRELAND -- 0.5%
  ESAT Telecom Group PLC -- ADR*........      19,900       833,313
                                                      ------------
ISRAEL -- 0.6%
  Gilat Satellite Networks, Ltd.*.......      15,200       912,000
                                                      ------------
ITALY -- 1.6%
  Class Editori SpA*....................     169,100     1,500,628
  Ducati Motor Holding SpA*.............     343,300     1,004,386
                                                      ------------
                                                         2,505,014
                                                      ------------
JAPAN -- 25.3%
  Able, Inc.............................      14,000       413,746
  Aiful Corp............................      29,040     1,978,829
  Bellsystem 24, Inc....................       7,200     2,462,213
  Benesse Corp..........................      14,500     1,171,705
  Fancl Corp............................      13,000     1,481,888
  Fuji Heavy Industries, Ltd............     242,000     1,497,813
  Fuji Soft ABC, Inc....................      27,820     1,820,526
  Hikari Tsushin, Inc...................      12,700     2,241,239
  Hino Motors, Ltd......................     224,000       957,055
  Homac Corp............................      61,600     1,144,304
  Japan Business Computer Co............      43,000       609,980
  Kojima Co., Ltd.......................     108,100     2,793,092
  Nichii Gakkan Co......................       5,600       409,018
  Nidec Corp............................      13,300     1,639,618
  Nippon System Development.............      34,600     1,606,856
  Nissin Food Products Co., Ltd.........      20,000       444,144
  Otsuka Kagu, Ltd......................      11,000     1,207,464
  Ryohin Keikaku Co., Ltd...............      15,000     2,381,153
  Saizeriya Co., Ltd....................      22,000     1,140,589
  Sony Chemicals Corp...................      52,000     2,634,468
  Sumitomo Realty & Development.........     273,900     1,038,428
  Suzuken Co., Ltd......................      54,500     1,656,674
  Tenma.................................      61,000       813,814
  Tokyo Seimitsu Co., Ltd...............      20,700       818,002
  Trans Cosmos..........................      31,510     1,383,534
  Trend Micro, Inc......................      18,500     2,124,462
  World Co., Ltd........................      32,400     1,737,228
                                                      ------------
                                                        39,607,842
                                                      ------------
MEXICO -- 1.3%
  Corparcion Interamericana de
    Entretenmiento S.A. Cl. B*..........     214,138       633,913
  Corparcion Interamericana de
    Entretenmiento S.A. Cl. L*..........     182,784       489,289
  Grupo Financiero Inbursa S.A. Cl. B...     336,300       896,701
                                                      ------------
                                                         2,019,903
                                                      ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INTERNATIONAL SMALL CAP GROWTH FUND

                                            NUMBER
                                          OF SHARES      VALUE
------------------------------------------------------------------

COMMON STOCK (Continued)
---------------------------------------------------------

NETHERLANDS -- 4.1%
  Endemol Entertainment Holding.........      38,400  $  1,305,869
  Nutreco Holding N.V...................      32,509     1,338,924
  Prolion Holding N.V.*.................       6,400       594,205
  Unique International N.V..............      55,000     1,588,343
  United Pan-Europe Communications*.....      40,100     1,571,479
                                                      ------------
                                                         6,398,820
                                                      ------------
NEW ZEALAND -- 0.1%
  Sky City, Ltd.*.......................      79,600       182,962
                                                      ------------
NORWAY -- 2.0%
  Elkjob ASA............................      32,300     1,734,371
  Tomra Systems ASA.....................      38,900     1,449,551
                                                      ------------
                                                         3,183,922
                                                      ------------
PORTUGAL -- 0.9%
  Ibersol SGPS S.A......................       7,900       715,049
  SIVA-SGPS.............................      46,800       727,555
                                                      ------------
                                                         1,442,604
                                                      ------------
SINGAPORE -- 2.9%
  Avimo Group, Ltd......................     585,000       768,272
  Datacraft Asia, Ltd...................     714,000     1,670,760
  MMI Holding, Ltd......................   1,105,000       677,643
  Natsteel Electronics, Ltd.............      70,000       191,150
  Venture Manufacturing, Ltd............     260,000     1,173,278
                                                      ------------
                                                         4,481,103
                                                      ------------
SOUTH AFRICA -- 0.5%
  Dimension Data Holdings, Ltd.*........     177,962       788,381
                                                      ------------
SPAIN -- 3.4%
  Acciona S.A...........................      24,660     1,264,308
  Baron de Ley*.........................      43,000     1,580,678
  NH Hoteles S.A.*......................     101,700     1,167,110
  Transportes Azkar S.A.................      99,800     1,239,042
                                                      ------------
                                                         5,251,138
                                                      ------------
SWEDEN -- 1.7%
  Modern Times Group Cl. B*.............     104,000     1,859,173
  Ortivus AB Cl. B*.....................     121,200       825,391
                                                      ------------
                                                         2,684,564
                                                      ------------
SWITZERLAND -- 3.0%
  Julius Baer Holding AG Cl. B..........         460     1,491,430
  Kudelski S.A.*........................         420     1,674,155
  Stratec Holding AG....................         820     1,465,324
                                                      ------------
                                                         4,630,909
                                                      ------------
TAIWAN -- 0.7%
  ASE Test, Ltd.*.......................      27,000     1,066,500
                                                      ------------
                                            NUMBER
                                          OF SHARES      VALUE
------------------------------------------------------------------
UNITED KINGDOM -- 14.8%
  ARM Holdings PLC*.....................      44,000  $  1,917,800
  ARM Holdings PLC -- ADR*..............       8,600     1,139,500
  BBA Group PLC.........................     104,200       711,534
  Beazer Group PLC......................     415,300     1,263,747
  Capita Group PLC......................     188,400     2,171,531
  Capital Radio PLC.....................      66,000       729,830
  CMG PLC...............................       5,200       147,364
  Dixons Group PLC......................     132,800     2,814,814
  F.I. Group PLC........................     281,600     1,511,511
  FKI PLC...............................     618,000     1,566,300
  National Express Group PLC............     117,700     2,213,550
  Nestor Healthcare Group PLC...........     175,900     1,185,522
  Newsquest PLC.........................     372,100     2,327,653
  Powderject Pharmaceuticals*...........     131,174     1,916,387
  Shire Pharmaceuticals PLC -- ADR*.....      34,800       793,875
  Smith (Wh) Group PLC..................      77,700       833,495
                                                      ------------
                                                        23,244,413
                                                      ------------
UNITED STATES -- 2.1%
  Global Telesystems Group, Inc.*.......      18,700     1,046,031
  Mettler Toledo International*.........      55,400     1,371,150
  SCM Microsystems, Inc.*...............      15,000       911,250
                                                      ------------
                                                         3,328,431
                                                      ------------
TOTAL COMMON STOCK
  (Cost: $117,710,965)..............................   152,951,217
                                                      ------------
------------------------------------------------------------------
PREFERRED STOCK -- 1.5%
------------------------------------------------------------------
GERMANY -- 1.5%
  Fielmann AG
    (Cost: $2,483,647)..................      68,000     2,422,594
                                                      ------------

                                          PRINCIPAL
                                            AMOUNT
------------------------------------------------------------------
COMMERCIAL PAPER -- 2.7%
------------------------------------------------------------------
  Associates First Capital Corp.
    5.000%, 04/01/99
    (Cost: $4,243,000)..................  $4,243,000     4,243,000
                                                      ------------

TOTAL INVESTMENTS -- 101.9%
  (Cost: $124,437,612)............................     159,616,811
LIABILITIES IN EXCESS OF OTHER ASSETS -- (1.9%)...      (3,000,020)
                                                    --------------
NET ASSETS -- 100.0%..............................  $  156,616,791
                                                    --------------
                                                    --------------
---------------

* Non-income producing securities.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS BY INDUSTRY AS OF MARCH 31, 1999
------------------------------------------------------------------------

INTERNATIONAL SMALL CAP GROWTH FUND

                                              PERCENTAGE OF
INDUSTRY                                       NET ASSETS
--------------------------------------------  -------------
Advertising.................................         1.2%
Apparel.....................................         1.1
Applications Software.......................         1.2
Audio/Video Products........................         1.7
Auto Manufacturers..........................         1.6
Beverages - Alcoholic.......................         1.0
Biotechnology...............................         0.4
Broadcasting................................         6.9
Chemicals...................................         0.5
Communications Software.....................         1.5
Computer Software...........................         7.2
Computers...................................         3.3
Cosmetics/Personal Care.....................         0.9
Distribution/Wholesale......................         0.5
Diversified Financial Services..............         4.5
Drugs/Pharmaceuticals.......................         2.8
Electronics.................................         2.8
Engineering & Construction..................         3.5
Electronic Components/Semiconductors........         7.3
Entertainment...............................         3.1
Environmental Control.......................         0.9
Food........................................         2.7
Hand/Machine Tools..........................         1.0
Home Building...............................         0.8
Home Furnishings............................         0.4
Investment Companies........................         0.7
Leisure/Gaming..............................         0.1
Machinery - Diversified.....................         0.4

                                              PERCENTAGE OF
INDUSTRY                                       NET ASSETS
--------------------------------------------  -------------
Machinery/Equipment.........................         0.9%
Medical Supplies/Equipment..................         1.5
Miscellaneous Manufacturing.................         1.9
Money Center Banks..........................         1.0
Oil & Gas Producers.........................         0.7
Optical Supplies............................         0.5
Other Commercial Services...................         5.9
Other Consumer Durables.....................         0.8
Other Health Services.......................         0.8
Publishing..................................         2.4
Real Estate.................................         0.9
Recreational Products.......................         0.6
Regional/Commercial Banks...................         0.6
Retail - Building Products..................         0.7
Retail - Consumer Electronics...............         4.7
Retail - Department Stores..................         0.7
Retail - Home Furnishings...................         0.8
Retail - Miscellaneous/Diversified..........         2.3
Retail - Restaurants........................         1.2
Retail - Variety Stores.....................         0.5
Retail - Vision Service Center..............         1.5
Telecommunications Equipment................         1.4
Telecommunications..........................         6.5
Telephone...................................         0.9
Transportation - Other......................         2.2
Liabilities in Excess of Other Assets.......       (1.9)
                                                   -----
NET ASSETS..................................       100.0%
                                                   -----

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

EMERGING COUNTRIES FUND
ADVISORY SHARES
------------------------------------------------------------------------

  MANAGEMENT TEAM: CATHERINE SOMHEGYI, Partner, Chief Investment Officer, Global Equity Management; LARRY SPEIDELL, CFA, Partner, Director of Global/Systematic Portfolio Management and Research; PEDRO V. MARCAL, Partner, Portfolio Manager; ESWAR MENON, Portfolio Manager; ERNESTO RAMOS, PH.D., Senior Portfolio Manager; JON BORCHARDT, Portfolio Manager; JESSICA HILINSKI, Portfolio Manager.

  GOAL: The Emerging Countries Fund seeks to provide long-term capital appreciation through investing in companies of developing countries around the world.

  MARKET OVERVIEW: Economic and currency woes continued to haunt emerging countries for much of the fiscal year as the crisis that started in Southeast Asia spread to Russia and Latin America. Among the factors that weighed on emerging markets:

  - concerns over a global economic slowdown

  - currency devaluations in Russia and Brazil

  - weak commodity prices

  Despite prevailing concerns, many emerging markets bounced back in the fourth quarter of 1998 and the first quarter of 1999 amid improving economic prospects for select countries in Asia and Latin America, as well as those in the Europe, Middle East and Africa (EMEA) region. Latin American and Asian markets benefited from improved liquidity in the first quarter of 1999. Emerging European countries lagged behind amid concerns over slowing export growth to Western Europe and an unstable political environment brought on by events such as the war in Kosovo and elections in Turkey.

  PERFORMANCE: Against the backdrop of continued economic and political uncertainties in developing nations, the Emerging Countries Fund's Advisory shares declined 21.4% in the 12-month period ending March 31, 1999. The MSCI Emerging Markets Free Index fell 21.0%.

  PORTFOLIO SPECIFICS: Our exposure to countries affected by the economic and currency crises in Asia, Russia and Latin America hurt performance in the first six months of the fiscal year. However, stock selection in India and Singapore helped the fund register positive returns between September 1998 and the end of the period. Our bottom-up stock selection helped us uncover promising investments during the period. In India, we own Infosys Technologies, a contract programmer whose client list includes blue-chip companies in the United States. In Poland, we own Softbank, a leading software and systems integration company.

  MARKET OUTLOOK: Despite continued uncertainties surrounding emerging countries, the long-term prospects for the asset class remain compelling. The following factors contribute to our optimism for emerging markets:

  - competitive labor costs

  - rising productivity

  - the spread of free-market capitalism

  We believe the financial crises that affected many emerging countries can be positive factors over the long term, as governments accelerate the pace of reform that will drive economic growth.

--------------------------------------------------------------------------------

EMERGING COUNTRIES FUND ADVISORY SHARES
------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EMERGING COUNTRIES FUND ADVISORY SHARES WITH THE MSCI EMERGING MARKETS FREE INDEX.

                          ANNUALIZED TOTAL RETURN
                               As of 03/31/99                        SINCE
 1 YEAR                           3 YEARS                          INCEPTION
 -21.42%                           2.25%                             4.53%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             EMERGING COUNTRIES      MSCI EMF
            FUND ADVISORY SHARES      INDEX
11/28/94                10,000.00     10,000.00
12/31/94                 9,552.88      9,374.37
3/31/95                  8,804.82      8,211.76
6/30/95                 10,128.98      9,064.06
9/30/95                 10,756.66      9,005.87
12/31/95                10,206.36      8,884.48
3/31/96                 11,332.76      9,437.90
6/30/96                 12,493.55      9,831.83
9/30/96                 12,760.10      9,476.56
12/31/96                13,035.12      9,420.69
3/31/97                 14,198.97     10,217.90
6/30/97                 16,337.00     11,092.35
9/30/97                 16,931.86     10,097.83
12/31/97                14,342.81      8,328.68
3/31/98                 15,419.39      8,844.52
6/30/98                 13,274.91      6,757.42
9/30/98                  9,825.17      5,270.50
12/31/98                11,265.14      6,218.49
3/31/99                 12,116.83      6,972.59

This graph compares a $10,000 investment in the Emerging Countries Fund Advisory Shares with the MSCI Emerging Markets Free Index ("EMF"), on a cumulative and average annual total return basis. All return calculations reflect the reinvestment of income dividends and capital gains distributions, if any, as well as all fees and expenses. The Fund's Advisory Shares calculate their performance based upon the historical performance of their corresponding series ("Fund") of Pilgrim Mutual Funds, adjusted to reflect sales charges and operating expenses. The Fund's Advisory Shares were first available on 8/31/95.

The total returns reflect the fact that the Investment Adviser has agreed to waive or defer its management fees and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a five year period. Total return results may have been lower had there been no waiver or deferral.

The MSCI EMF is a market capitalization weighted index composed of companies representative of the market structure of 22 Emerging Market countries in Europe, Latin America, and the Pacific Basin. The Index excludes closed markets and those shares in otherwise free markets which are not purchasable by foreigners.

Index returns reflect the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

Past performance is no guarantee of future performance. Investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Investments in overseas markets pose special risks, including currency fluctuation and political risks, and the Fund's share price is expected to be more volatile than that of a U.S. only fund. These risks are generally intensified for investments in emerging markets.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1999
------------------------------------------------------------------------
EMERGING COUNTRIES FUND

                                            NUMBER
                                           OF SHARES      VALUE
-------------------------------------------------------------------
COMMON STOCK -- 95.1%
-------------------------------------------------------------------
ARGENTINA -- 4.2%
  Banco de Galicia y Buenos Aires --
    ADR.................................      219,000  $  3,517,687
  Perez Co. S.A.........................      637,900     2,998,310
  Telecom Argentina S.A. -- ADR.........       93,400     2,562,662
  YPF S.A -- ADR........................       88,400     2,790,125
                                                       ------------
                                                         11,868,784
                                                       ------------
BRAZIL -- 10.8%
  Aracruz Celulose S.A. -- ADR..........      246,500     3,574,250
  Banco Estado de Sao Paolo.............   40,000,000     1,819,189
  Companhia Vale do Rio Doce A..........      193,800     2,853,240
  Electropaulo
    Metropolitana-Electricidad de Sao
    Paulo S.A...........................   31,210,000     1,128,259
  Petroleo Brasileiro S.A...............   32,550,000     4,517,011
  Tele Centro Oeste Celular
    Participacoes S.A. -- ADR...........           48           177
  Tele Centro Sul Participacoes --
    ADR*................................       91,600     4,230,775
  Tele Norte Leste Participacoes --
    ADR*................................      265,400     4,080,526
  Telesp Participacoes S.A. -- ADR......      215,400     4,442,625
  Uniao de Bancos Brasileiros -- GDR....      198,400     3,819,200
                                                       ------------
                                                         30,465,252
                                                       ------------
CHINA -- 0.4%
  Zhejiang Expressway Co. Ltd., Cl. H...    5,842,000       995,082
                                                       ------------
CROATIA -- 0.9%
  Pliva D.D. -- GDR.....................      161,400     2,590,470
                                                       ------------
CZECHOSLOVAKIA -- 2.2%
  Ceske Radiokomunikace -- GDR*.........      123,680     4,242,224
  Komercni Banka AS -- GDR*.............      478,100     1,879,698
                                                       ------------
                                                          6,121,922
                                                       ------------
EGYPT -- 1.8%
  Al-Ahram Beverages Co. -- GDR 144A*...       70,000     2,356,535
  OPTD Egypt*...........................       90,443       688,976
  Orascom Hotel Holding*................      710,000     2,036,560
                                                       ------------
                                                          5,082,071
                                                       ------------
ESTONIA -- 0.7%
  Estonian Telecom -- GDR 144A*.........       88,500     1,998,330
                                                       ------------
GREECE -- 6.5%
  Athens Medical Care S.A...............       68,280     1,374,719
  Chipita...............................       26,910       978,610
  Commercial Bank Of Greece.............       19,300     3,011,636
  EFG Eurobank*.........................        3,470        97,511
  Intracom S.A..........................       78,820     4,586,193
  Intrasoft S.A.........................       87,410     2,060,411
  National Bank Of Greece S.A...........       81,060     5,480,285
  Panafon Hellenic Telecommunications
    Co. S.A. -- GDR*....................       34,600       875,380
                                                       ------------
                                                         18,464,745
                                                       ------------

                                            NUMBER
                                           OF SHARES      VALUE
-------------------------------------------------------------------
HONG KONG -- 2.7%
  Cheung Kong Holdings, Ltd.............       95,000  $    723,268
  China Telecom, Ltd....................    2,014,400     3,353,196
  DAH Sing Financial....................      374,900       924,001
  DAO Heng Bank Group, Ltd..............      302,000       997,632
  Li & Fung, Ltd........................      705,300     1,492,593
                                                       ------------
                                                          7,490,690
                                                       ------------
HUNGARY -- 0.5%
  Magyar Tavkoziesi -- ADR..............       56,950     1,523,413
                                                       ------------
INDIA -- 12.1%
  Hindustan Lever, Ltd..................      193,000    10,298,178
  Infosys Technologies, Ltd.............      130,000     8,961,813
  NIIT, Ltd.............................      316,050    13,966,376
  Oriental Bank Of Commerce.............          200           148
  Punjab Tractors, Ltd..................       25,000       821,205
                                                       ------------
                                                         34,047,720
                                                       ------------
ISRAEL -- 3.7%
  Bank Hapoalim, Ltd....................      993,600     2,334,752
  Bezeq Israeli Telecommunication
    Corp.*..............................      791,600     3,265,980
  Gilat Satellite Networks, Ltd.*.......       81,500     4,890,000
                                                       ------------
                                                         10,490,732
                                                       ------------
MEXICO -- 12.3%
  Cemex S.A.............................      340,000     1,386,619
  Corparcion Interamericana de
    Entretenmiento S.A. Cl. B*..........    1,785,430     5,285,415
  Corparcion Interamericana de
    Entretenmiento S.A. Cl. L*..........    1,027,000     2,749,146
  Fomento Economico Mexicano S.A........      981,000     2,996,740
  Grupo Carso Global Telecom S.A........    1,964,900    10,179,226
  Grupo Carso S.A.......................      749,100     3,074,706
  Grupo Financiero Inbursa S.A. Cl. B...      453,800     1,210,000
  Grupo Televisa S.A. -- GDR*...........      204,100     6,403,637
  Kimberly-Clark de Mexico S.A. Cl. A...      345,000     1,298,361
                                                       ------------
                                                         34,583,850
                                                       ------------
PAKISTAN -- 0.0%
  Pakistan State Oil Co., Ltd...........        2,198         3,781
                                                       ------------
PERU -- 1.5%
  Cementos Lima S.A.....................      145,129     1,872,896
  Cementos Lima S.A. -- ADR.............       24,854       320,741
  Ferreyros S.A.........................    2,731,153     1,942,610
                                                       ------------
                                                          4,136,247
                                                       ------------
PHILIPPINES -- 2.3%
  Ayala Land, Inc.......................    4,842,800     1,405,972
  Bank of Philippine Islands............      771,600     1,931,487
  Philippine Long Distance Telephone
    Co..................................       91,100     2,397,984
  SM Prime Holdings, Inc................    3,796,600       783,813
                                                       ------------
                                                          6,519,256
                                                       ------------
POLAND -- 2.0%
  Elektrim S.A..........................      230,200     2,445,270

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                            NUMBER
                                           OF SHARES      VALUE
-------------------------------------------------------------------

COMMON STOCK (Continued)
---------------------------------------------------------
POLAND (CONTINUED)

  Prokom Software S.A...................       70,300  $  1,191,585
  Softbank S.A. -- GDR..................       49,700     1,447,155
  Zaklady Piwowarskie W. Zywcu S.A......        5,747       594,667
                                                       ------------
                                                          5,678,677
                                                       ------------
PORTUGAL -- 2.0%
  Banco Comercial Portugues Cl. R.......       66,100     1,998,100
  Brisa Autostradas.....................       13,690       634,043
  Ibersol SGPS S.A......................       10,128       916,711
  Jeronimo Martins......................       37,600     1,339,552
  Jeronimo Martins new..................       23,333       831,270
                                                       ------------
                                                          5,719,676
                                                       ------------
RUSSIA -- 0.6%
  Lukoil-Holding -- ADR.................       65,600     1,755,653
                                                       ------------
SINGAPORE -- 3.8%
  Datacraft Asia, Ltd...................    1,939,100     4,537,494
  Keppel Tat Lee Bank, Ltd..............      948,000     1,596,006
  Natsteel Electronics, Ltd.............      770,700     2,104,556
  Venture Manufacturing, Ltd............      530,700     2,394,842
                                                       ------------
                                                         10,632,898
                                                       ------------
SOUTH AFRICA -- 4.8%
  ABSA Group, Ltd.......................      542,700     2,588,451
  Anglo American Corp. of S.A., Ltd.....       44,300     1,532,765
  Barlow, Ltd...........................      294,700     1,572,361
  De Beers Consolidated Mines...........       81,900     1,575,756
  Dimension Data Holdings, Ltd.*........      581,217     2,574,821
  Investec Group, Ltd...................       68,300     2,528,799
  Pick'n Pay Stores, Ltd................      945,633     1,093,168
                                                       ------------
                                                         13,466,121
                                                       ------------
SOUTH KOREA -- 2.9%
  Korea Telecom Corp....................       85,400     2,895,387
  Samsung Corp..........................       69,472     5,378,841
                                                       ------------
                                                          8,274,228
                                                       ------------
SRI LANKA -- 0.4%
  John Keells Holdings, Ltd.............      413,500     1,072,092
                                                       ------------
TAIWAN -- 6.1%
  Asustek Computer, Inc.*...............      397,800     3,360,505
  Cathay Life Insurance Co..............      776,500     2,506,727
  Compal Electronics*...................    1,376,820     3,613,917
  Hon Hai Precision Industry*...........      541,100     2,889,565
  Taiwan Semiconductor -- ADR*..........      206,300     4,873,837
                                                       ------------
                                                         17,244,551
                                                       ------------
THAILAND -- 4.5%
  Bangkok Bank Public Co., Ltd.*........    3,121,400     6,398,183
  Thai Farmers Bank.....................    3,120,900     6,314,078
                                                       ------------
                                                         12,712,261
                                                       ------------
                                            NUMBER
                                           OF SHARES      VALUE
-------------------------------------------------------------------
TURKEY -- 3.3%
  Akbank TAS............................   98,202,500  $  3,158,905
  Aksigorta.............................   32,506,600     1,699,178
  Migros Turk TAS.......................    1,626,300     2,136,139
  Milliyet Gazetecilik AS...............   41,642,000       373,946
  Yapi ve Kredi Bankasi.................  108,773,900     2,011,901
                                                       ------------
                                                          9,380,069
                                                       ------------
UNITED KINGDOM -- 1.5%
  South African Breweries, Ltd. PLC.....      500,147     4,326,230
                                                       ------------
UNITED STATES -- 0.0%
  Central Asia Investment Co.*..........       48,567        72,850
                                                       ------------
VENEZUELA -- 0.6%
  Electricidad de Caracas -- ADR........      103,750     1,596,194
                                                       ------------
TOTAL COMMON STOCK
  (Cost: $222,488,981)...............................   268,313,845
                                                       ------------

                                           NUMBER OF
                                            RIGHTS/
                                           WARRANTS
-------------------------------------------------------------------
RIGHTS AND WARRANTS -- 0.7%
-------------------------------------------------------------------
CANADA -- 0.0%
  Sedna Geotech (Warrants)..............      130,900             0
                                                       ------------
CHILE -- 0.0%
  Sociedad Quimica y Minera de Chile
    S.A. (Rights).......................          508         2,286
                                                       ------------
PHILIPPINES -- 0.7%
  Jollibee Foods (Warrants)*............    4,039,700     2,032,879
                                                       ------------
TOTAL RIGHTS AND WARRANTS
  (Cost: $1,874,850).................................     2,035,165
                                                       ------------

                                           PRINCIPAL
                                            AMOUNT
-------------------------------------------------------------------
COMMERCIAL PAPER -- 1.3%
-------------------------------------------------------------------
  Associates First Capital Corp.
    5.000%, 04/01/99
    (Cost: $3,765,000)..................  $ 3,765,000     3,765,000
                                                       ------------
TOTAL INVESTMENTS -- 97.1%
  (Cost: $228,128,831)............................     274,114,010
OTHER ASSETS IN EXCESS OF LIABILITIES -- 2.9%.....       8,092,168
                                                    --------------
NET ASSETS -- 100.0%..............................  $  282,206,178
                                                    --------------
                                                    --------------
---------------

* Non-income producing securities.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS BY INDUSTRY AS OF MARCH 31, 1999
------------------------------------------------------------------------

EMERGING COUNTRIES FUND

                                              PERCENTAGE OF
INDUSTRY                                       NET ASSETS
--------------------------------------------  -------------
Beverages - Alcoholic.......................         2.6%
Broadcasting................................         2.3
Building Materials..........................         1.3
Chemicals...................................         0.0
Computer Software...........................         9.1
Computers...................................         4.1
Distribution/Wholesale......................         0.5
Diversified Financial Services..............         2.7
Drugs/Pharmaceuticals.......................         0.9
Electrical Components & Equipment...........         2.8
Electric....................................         1.0
Electronics.................................         1.6
Engineering & Construction..................         0.2
Electronic Components/Semiconductors........         4.4
Entertainment...............................         2.8
Food........................................         2.9
Hospitals...................................         0.5
Insurance...................................         1.5
Investment Companies........................         0.0
Machinery - Construction & Mining...........         0.7
Machinery/Equipment.........................         0.3
Manufacturing - Other.......................         0.6

                                              PERCENTAGE OF
INDUSTRY                                       NET ASSETS
--------------------------------------------  -------------
Metals......................................         0.5%
Mining......................................         1.6
Money Center Banks..........................         4.3
Oil & Gas Producers.........................         4.3
Other Consumer Services.....................         1.1
Other Commercial Services...................         0.4
Other Consumer Non-Durables.................         3.6
Paper & Related Products....................         1.7
Publishing..................................         0.1
Real Estate.................................         2.0
Regional/Commercial Banks...................        13.3
Retail - Hypermarkets.......................         0.8
Retail - Miscellaneous/Diversified..........         0.4
Retail - Restaurants........................         0.3
Telecommunications Equipment................         1.6
Telecommunications..........................         4.3
Telephone...................................        13.6
Transportation - Other......................         0.4
Other Assets in Excess of Liabilities.......         2.9
                                                   -----
NET ASSETS..................................       100.0%
                                                   -----

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

WORLDWIDE GROWTH FUND
ADVISORY SHARES
------------------------------------------------------------------------

  MANAGEMENT TEAM: CATHERINE SOMHEGYI, Partner, Chief Investment Officer, Global Equity Management; LARRY SPEIDELL, CFA, Partner, Director of Global/Systematic Portfolio Management and Research; ANDREW B. GALLAGHER, Partner, Portfolio Manager; LORETTA J. MORRIS, Partner, Portfolio Manager; ALEX MUROMCEW, Portfolio Manager; ERNESTO RAMOS, PH.D., Senior Portfolio Manager; MELISA A. GRIGOLITE, Portfolio Manager; JOHN TRIBOLET, Portfolio Manager.

  GOAL: The Worldwide Growth Fund seeks to maximize long-term capital appreciation through investments in growth-oriented companies around the world, regardless of geographic location.

  MARKET OVERVIEW: During the 12-month period ending March 31, 1999, world stock markets were characterized by:

  - an enthusiastic pace of mergers and acquisitions

  - surging prices for technology stocks

  - concerted efforts by central banks globally to cut interest rates

  - the outperformance of US large-cap stocks

  Many stock markets around the world climbed to record highs in the third quarter of 1998 only to see those gains erased the following quarter. Worries of a global economic slowing, a currency devaluation in Russia and a pessimistic outlook for the financial sector caused markets to fall in late summer.

  However, investor confidence was restored by the fourth quarter and markets recouped earlier losses and climbed toward record highs. A number of developments soothed concerns and contributed to gains in both developed and emerging markets during the period including the strengthening of the Japanese yen, interest-rate reductions by a number of the world's central banks and surging tech stocks in the United States. In Asia, prospects improved amid currency stabilization, strong corporate earnings and declining interest rates.

  PERFORMANCE: For the 12-month period ending March 31, 1999, the fund's Advisory shares gained 34.0% versus 12.7% for its benchmark, the MSCI World Index.

  PORTFOLIO SPECIFICS: Superior stock selection, especially among telecommunications companies such as Colt Telecom, Nokia, Sprint and MCI WorldCom, contributed to the fund's outperformance. In the United States, technology and Internet-related companies including America Online, At Home, Sun Microsystems and Cisco Systems also added to the fund's solid performance.

  Due to concerns of an economic slowdown and its impact on corporate earnings, we reduced our exposure in Europe from 81% in March of 1998 to 68% at the end of March 1999. We increased our weighting in Japan on a company-by-company basis during the period from 5.2% to approximately 17.0%.

  MARKET OUTLOOK: We are cautiously optimistic on Japan as reforms have led to increased corporate earnings projections. In Europe, recent rate cuts, corporate restructuring and merger and acquisition activity are encouraging. And US economic growth forecasts have been revised upward and the outlook for corporate profits is strong.

--------------------------------------------------------------------------------

WORLDWIDE GROWTH FUND ADVISORY SHARES
------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN WORLDWIDE GROWTH FUND ADVISORY SHARES WITH THE MSCI WORLD INDEX.

                          ANNUALIZED TOTAL RETURNS
                               As of 03/31/99                         SINCE
 1 YEAR                            5 YEARS                          INCEPTION
 33.97%                            19.50%                            19.74%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              WORLDWIDE GROWTH        MSCI WORLD
            FUND ADVISORY SHARES        INDEX
4/19/93                 $10,000.00      $10,000.00
6/93                    $10,532.26      $10,283.06
9/93                    $11,365.59      $10,765.74
12/93                   $11,430.11      $10,940.63
3/94                    $11,978.49      $11,007.30
6/94                    $11,774.19      $11,338.33
9/94                    $12,376.34      $11,581.61
12/94                   $11,741.94      $11,498.33
3/95                    $11,903.23      $12,017.66
6/95                    $12,591.40      $12,530.40
9/95                    $13,774.19      $13,212.41
12/95                   $13,494.62      $13,839.58
3/96                    $14,301.08      $14,402.82
6/96                    $15,290.32      $14,820.99
9/96                    $15,301.08      $15,018.73
12/96                   $15,967.74      $15,705.98
3/97                    $16,129.03      $15,751.02
6/97                    $18,537.64      $18,121.07
9/97                    $20,365.59      $18,639.41
12/97                   $18,783.49      $18,179.79
3/98                    $21,791.96      $20,783.77
6/98                    $23,290.64      $21,206.57
9/98                    $20,186.93      $18,663.41
12/98                   $25,906.57      $22,603.07
3/31/99                 $29,195.35      $23,412.04

This graph compares a $10,000 investment in the Worldwide Growth Fund Advisory Shares with the Morgan Stanley Capital International ("MSCI") World Index, on a cumulative and average annual total return basis. The Fund's Advisory Shares calculate their performance based upon the historical performance of their corresponding series ("Fund") of Pilgrim Mutual Funds, adjusted to reflect sales charges and operating expenses. The Fund's Advisory Shares were first available 8/31/95. All return calculations reflect the reinvestment of income dividends and capital gains distributions, if any, as well as all fees and expenses applicable to the Fund.

The total returns reflect the fact that the Investment Adviser has agreed to waive or defer its management fees and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a five year period. Total return results may have been lower had there been no waiver or deferral.

MSCI World Index consists of more than 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand, and the Far East. The Index is a market-value weighted combination of countries and is unmanaged.

The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

Past performance is no guarantee of future performance. Investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Investments in overseas markets pose special risks, including currency fluctuation and political risks, and the Fund's Share price is expected to be more volatile than that of a U.S. only fund.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1999
------------------------------------------------------------------------
WORLDWIDE GROWTH FUND

                                            NUMBER
                                          OF SHARES        VALUE
--------------------------------------------------------------------
COMMON STOCK -- 97.6%
--------------------------------------------------------------------
AUSTRALIA -- 0.5%
  Suncorp-Metway, Ltd...................     83,100    $     503,785
  Telstra Corp., Ltd....................    116,900          609,403
                                                       -------------
                                                           1,113,188
                                                       -------------
BELGIUM -- 0.9%
  Fortis (B)............................     30,000        1,107,656
  Mobistar S.A.*........................     17,700        1,117,859
                                                       -------------
                                                           2,225,515
                                                       -------------
BERMUDA -- 1.2%
  Global Crossing, Ltd.*................     17,500          809,375
  RSL Communications, Ltd. Cl. A*.......     62,100        2,231,719
                                                       -------------
                                                           3,041,094
                                                       -------------
BRAZIL -- 0.3%
  Aracruz Celulose S.A. -- ADR..........     19,300          279,850
  Tele Norte Leste Participacoes --
    ADR*................................     36,100          555,038
                                                       -------------
                                                             834,888
                                                       -------------
CANADA -- 1.0%
  ATI Technology, Inc.*.................     79,700        1,222,271
  Rogers Communications Cl. B*..........     41,700          755,280
  Talisman Energy, Inc..................     20,300          439,469
                                                       -------------
                                                           2,417,020
                                                       -------------
FINLAND -- 3.2%
  Nokia OYJ -- ADR......................     44,700        6,962,025
  Sonera Group OYJ......................     50,700          842,920
                                                       -------------
                                                           7,804,945
                                                       -------------
FRANCE -- 5.1%
  Banque Nationale de Paris.............     14,000        1,218,206
  Banque Paribas........................     11,900        1,328,389
  Canal Plus............................      4,700        1,377,607
  Cap Gemini S.A........................      8,600        1,440,018
  Casino Guichard Perrachon.............      9,400          834,175
  Castorama Dubois Investissements
    SCA.................................      5,600        1,172,863
  Elf Aquitaine.........................      7,600        1,032,172
  Michelin (CGDE) Cl. B.................     27,000        1,211,135
  Societe Television Francaise 1........      3,600          675,865
  Suez Lyonnaise des Eaux...............      4,400          814,181
  Synthelabo............................      2,400          522,088
  Vivendi (EX-Generale des Eaux)........      4,400        1,082,567
                                                       -------------
                                                          12,709,266
                                                       -------------
GERMANY -- 2.5%
  DaimlerChrysler AG....................     11,340          986,747
  Dresdner Bank AG......................     32,500        1,298,204
  Mannesmann AG.........................     12,900        1,600,175
  Muenchener Rueckversicher AG..........      6,000        1,197,046
  Veba AG...............................     20,700        1,089,438
                                                       -------------
                                                           6,171,610
                                                       -------------
GREECE -- 0.4%
  National Bank Of Greece S.A...........      7,690          519,904

                                            NUMBER
                                          OF SHARES        VALUE
--------------------------------------------------------------------

GREECE (CONTINUED)

  Panafon Hellenic Telecommunications
    Co. S.A. -- GDR 144A*...............     14,700    $     371,910
                                                       -------------
                                                             891,814
                                                       -------------
HONG KONG -- 0.4%
  HSBC Holdings PLC.....................     19,600          614,591
  Sun Hung Kai Properties...............     64,000          478,996
                                                       -------------
                                                           1,093,587
                                                       -------------
INDIA -- 0.0%
  Bombay Surburban Electric Supply Co.,
    Ltd.................................      1,150            3,930
                                                       -------------
IRELAND -- 0.5%
  CRH PLC...............................     43,100          744,018
  ESAT Telecom Group PLC -- ADR*........     13,000          544,375
                                                       -------------
                                                           1,288,393
                                                       -------------
ISRAEL -- 0.2%
  Gilat Satellite Networks, Ltd.*.......      9,900          594,000
                                                       -------------
ITALY -- 2.3%
  Alleanza Assicurazioni SpA............     95,800        1,142,840
  Banca Commerciale Italiana............    145,200        1,191,346
  Mediaset SpA..........................    119,600        1,124,623
  Seat-Pagine Gialle SpA................    785,400          919,980
  Telecom Italia SpA....................    132,800        1,410,753
                                                       -------------
                                                           5,789,542
                                                       -------------
JAPAN -- 7.3%
  Advantest Corp........................     11,300          863,506
  Bank of Tokyo-Mitsubishi, Ltd.........     76,000        1,047,302
  Fuji Soft ABC, Inc....................     20,720        1,355,906
  Fujitsu, Ltd..........................     68,000        1,092,088
  Honda Motor Co., Ltd..................     24,000        1,084,184
  Hoya Corp.............................     18,000        1,021,363
  Matsushita Communication Industrial
    Co., Ltd............................     10,000          676,349
  Mitsui & Co., Ltd.....................     69,000          466,681
  Mitsui Fudosan Co., Ltd...............    111,000        1,000,059
  Nippon Steel Corp.....................    233,000          478,080
  Nomura Securities Co., Ltd............     77,000          806,214
  NTT Mobile Communications.............         18          889,133
  Ryohin Keikaku Co., Ltd...............     10,300        1,635,058
  Shohkoh Fund & Co., Ltd...............      2,620        1,327,366
  Softbank Corp.........................     21,000        2,354,808
  Sony Corp.............................     13,400        1,238,959
  Tokyo Electron, Ltd...................     13,000          672,887
                                                       -------------
                                                          18,009,943
                                                       -------------
MEXICO -- 0.6%
  Corparcion Interamericana de
    Entretenmiento S.A. Cl. B...........    100,300          296,918
  Corparcion Interamericana de
    Entretenmiento S.A. Cl. L...........     73,000          195,412

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WORLDWIDE GROWTH FUND

                                            NUMBER
                                          OF SHARES        VALUE
--------------------------------------------------------------------

COMMON STOCK (Continued)
---------------------------------------------------------
MEXICO (CONTINUED)

  Fomento Economico Mexicano S.A. --
    ADR.................................     14,900    $     460,969
  Grupo Carso Global Telecom S.A........    120,000          621,664
                                                       -------------
                                                           1,574,963
                                                       -------------
NETHERLANDS -- 3.7%
  ASM Lithography Holding N.V.*.........     42,300        1,903,500
  Equant N.V.*..........................     18,100        1,362,025
  Koninklijke Ahold N.V.................     28,500        1,092,272
  Royal Dutch Petroleum Co..............     26,300        1,367,600
  STMicroelectronics N.V.*..............     13,400        1,301,475
  TNT Post Group N.V....................     37,400        1,126,506
  Wolters Kluwer N.V....................      5,900        1,070,087
                                                       -------------
                                                           9,223,465
                                                       -------------
NEW ZEALAND -- 0.2%
  Telecom Of New Zealand................     95,800          465,942
                                                       -------------
PORTUGAL -- 0.4%
  Banco Comercial Portugues Cl. R.......     19,300          583,409
  Brisa Autostradas.....................     11,300          523,351
                                                       -------------
                                                           1,106,760
                                                       -------------
SINGAPORE -- 0.1%
  City Developments, Ltd................     62,000          322,825
                                                       -------------
SOUTH AFRICA -- 0.2%
  Dimension Data Holdings, Ltd.*........     85,465          378,614
                                                       -------------
SOUTH KOREA -- 0.2%
  Samsung Electronics -- GDR*...........     10,600          433,010
                                                       -------------
SPAIN -- 2.0%
  Acciona S.A...........................     18,400          943,361
  Banco Santander S.A...................     53,100        1,089,195
  Centros Comerciales Continente S.A....     35,700          992,823
  Fomentos de Construcciones y Contratas
    S.A.................................     15,600          959,969
  Telefonica S.A. -- ADR................      8,286        1,058,537
                                                       -------------
                                                           5,043,885
                                                       -------------
SWEDEN -- 0.3%
  Europolitan Holdings AB...............      8,400          774,315
                                                       -------------
SWITZERLAND -- 2.1%
  Julius Baer Holding AG Cl. B..........        350        1,134,784
  Roche Holding AG......................        110        1,341,418
  Swisscom AG...........................      3,600        1,405,803
  United Bank Switzerland AG............      3,800        1,193,798
                                                       -------------
                                                           5,075,803
                                                       -------------
TAIWAN -- 0.6%
  Taiwan Semiconductor -- ADR*..........     40,500          956,813
  Winbond Electronics Corp. -- GDR*.....     36,000          420,300
                                                       -------------
                                                           1,377,113
                                                       -------------
                                            NUMBER
                                          OF SHARES        VALUE
--------------------------------------------------------------------
UNITED KINGDOM -- 8.0%
  ARM Holdings PLC -- ADR*..............     14,400    $   1,908,000
  Barclays PLC..........................     49,100        1,411,667
  Barratt Developments PLC..............    185,100          881,486
  BP Amoco PLC..........................     88,600        1,510,374
  British Telecom PLC...................     73,300        1,196,305
  Cable & Wireless Communications PLC*..     53,900          611,254
  Capita Group PLC......................     82,300          948,604
  Colt Telecom Group PLC*...............     71,100        1,280,916
  Dixons Group PLC......................     74,900        1,587,572
  Emap PLC..............................     29,100          569,824
  GKN PLC...............................     82,400        1,253,040
  Lloyds TSB Group PLC..................     46,500          703,363
  Pearson PLC...........................     29,600          674,226
  Penninsular & Orient Steam
    Navigation..........................     54,600          795,035
  Sema Group PLC........................     85,800          968,862
  Smithkline Beecham PLC................     93,800        1,352,958
  Telewest Communications PLC*..........    185,800          806,086
  Vodafone Group PLC....................     68,508        1,272,927
                                                       -------------
                                                          19,732,499
                                                       -------------
UNITED STATES -- 53.4%
  Alltel Corp...........................     67,900        4,235,262
  America Online, Inc...................     33,400        4,876,400
  American International Group..........     31,092        3,750,472
  Amgen, Inc.*..........................     57,200        4,282,850
  Ascend Communications, Inc.*..........     51,400        4,301,537
  At Home Corp. Series A*...............     27,700        4,362,750
  AT&T Corp.............................     54,151        4,321,927
  AT&T Corp. -- Liberty Media Group Cl.
    A*..................................     59,020        3,105,927
  Cigna Corp............................     38,500        3,226,781
  Cisco Systems, Inc.*..................     40,200        4,404,413
  Comcast Corp. Cl. A...................     68,300        4,298,631
  EMC Corp.*............................     34,100        4,356,275
  Flextronics International, Ltd.*......     11,300          576,300
  Forest Laboratories, Inc. Cl. A*......     79,000        4,453,625
  Global Telesystems Group, Inc.*.......     16,600          928,563
  Halliburton Co........................    107,300        4,131,050
  Infinity Broadcasting Corp. Cl. A*....    176,400        4,542,300
  International Paper Co................    100,000        4,218,750
  Kroger Co.*...........................     71,700        4,293,038
  MCI Worldcom, Inc.....................     47,800        4,233,288
  MGM Grand, Inc.*......................     63,600        2,138,550
  Motorola, Inc.........................     58,700        4,299,775
  Nike, Inc. Cl. B......................     60,900        3,513,169
  Pepsi Bottling Group, Inc.*...........    212,200        4,602,088
  Qualcomm, Inc.*.......................     27,400        3,407,875
  Qwest Communications International,
    Inc.*...............................     59,100        4,260,741
  Southwest Airlines....................    138,300        4,183,575
  Sprint Corp. -- PCS Group.............     98,400        4,360,350
  Sun Microsystems, Inc.*...............     35,500        4,435,281
  Time Warner, Inc......................     62,800        4,462,725
  Tyco International, Ltd...............     58,800        4,218,900
  Wal-Mart Stores, Inc..................     46,500        4,286,719

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                            NUMBER
                                          OF SHARES        VALUE
--------------------------------------------------------------------

COMMON STOCK (Continued)
---------------------------------------------------------
UNITED STATES (CONTINUED)

  Washington Mutual, Inc................     76,900    $   3,143,288
  Williams Cos., Inc....................    109,200        4,313,400
                                                       -------------
                                                         132,526,575
                                                       -------------
TOTAL COMMON STOCK
  (Cost: $200,082,028)..............................     242,024,504
                                                       -------------

                                           PRINCIPAL
                                            AMOUNT
-------------------------------------------------------------------
COMMERCIAL PAPER -- 2.2%
-------------------------------------------------------------------
  Associates First Capital Corp.
    5.000%, 04/01/99....................  $   106,000       106,000
  Smithkline Beecham PLC
    5.000%, 04/01/99....................    5,348,000     5,348,000
                                                       ------------
TOTAL COMMERCIAL PAPER
  (Cost: $5,454,000).................................     5,454,000
                                                       ------------
-------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 18.2%
-------------------------------------------------------------------
  J.P. Morgan & Co., Inc. $45,197,000 at
    4.900%, (Agreement dated 03/31/99 to
    be repurchased at $45,203,152 on
    04/01/99; collateralized by
    $45,480,000 FNMA Notes, 5.960% due
    07/23/99 (Value $47,067,606)
    (Cost: $45,197,000).................   45,197,000    45,197,000
                                                       ------------
TOTAL INVESTMENTS -- 118.0%
  (Cost: $250,733,028)............................     292,675,504
LIABILITIES IN EXCESS OF OTHER ASSETS -- (18.0%)..     (44,672,824)
                                                    --------------
NET ASSETS -- 100.0%..............................  $  248,002,680
                                                    --------------
                                                    --------------
---------------

* Non-income producing securities.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS BY INDUSTRY AS OF MARCH 31, 1999
------------------------------------------------------------------------

WORLDWIDE GROWTH FUND

                                              PERCENTAGE OF
INDUSTRY                                       NET ASSETS
--------------------------------------------  -------------
Airlines....................................         1.7%
Apparel.....................................         1.4
Audio/Video Products........................         0.5
Auto Manufacturers..........................         0.8
Auto Parts & Equipment......................         1.0
Beverages - Non-Alcoholic...................         1.9
Biotechnology...............................         1.7
Broadcasting................................         8.5
Building Materials..........................         0.3
Computer Graphics Software..................         0.5
Computer Software...........................         0.9
Computers...................................         7.8
Distribution/Wholesale......................         1.1
Diversified Financial Services..............        19.4
Drugs/Pharmaceuticals.......................         5.2
Electrical Components & Equipment...........         0.2
Electric....................................         0.4
Electronics.................................         0.6
Engineering & Construction..................         1.7
Electronic Components/Semiconductors........         2.1
Entertainment...............................         0.2
Food........................................         2.7
Insurance...................................         4.2
Internet Software...........................         3.7
Leisure/Gaming..............................         0.9
Machinery - Diversified.....................         0.6

                                              PERCENTAGE OF
INDUSTRY                                       NET ASSETS
--------------------------------------------  -------------
Metals......................................         0.2%
Miscellaneous Manufacturing.................         1.7
Money Center Banks..........................         5.1
Oil & Gas Producers.........................         1.8
Oil & Gas Services..........................         1.7
Optical Supplies............................         0.4
Other Commercial Services...................         0.8
Paper & Related Products....................         1.8
Pipelines...................................         1.7
Publishing..................................         1.3
Real Estate.................................         0.7
Regional/Commercial Banks...................         0.4
Retail - Building Products..................         0.5
Retail - Consumer Electronics...............         0.6
Retail - Discount...........................         1.7
Retail - Hypermarkets.......................         0.4
Retail - Miscellaneous/Diversified..........         0.7
Savings & Loans.............................         1.3
Telecommunications Equipment................         8.2
Telecommunications..........................         8.2
Telephone...................................         8.0
Transportation - Marine.....................         0.3
Transportation - Other......................         0.5
Liabilities in Excess of Other Assets.......       (18.0)
                                                   -----
NET ASSETS..................................       100.0%
                                                   -----

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

                      (This page intentionally left blank)

--------------------------------------------------------------------------------

Pilgrim Mutual Funds
Financial Highlights
For an Advisory share outstanding during the period indicated

                                                                               DISTRIBUTIONS FROM:
                                                                           ----------------------------
                           NET ASSET         NET          NET REALIZED         NET            NET         NET ASSET
                             VALUE,       INVESTMENT     AND UNREALIZED    INVESTMENT       REALIZED        VALUE,
                           BEGINNING    INCOME (LOSS)    GAINS (LOSSES)      INCOME      CAPITAL GAINS      ENDING
--------------------------------------------------------------------------------------------------------------------
                                                  US EQUITY FUNDS
LARGE CAP GROWTH
  For the year ended
    3/31/99                  $15.66         $(0.02)          $  9.87          $   --         $(0.27)        $25.24
  7/21/97 (commenced) to
    3/31/98                   12.50          (0.01)             3.26           (0.01)         (0.08)         15.66
MID CAP GROWTH
  For the year ended
    3/31/99                  $23.30         $(0.12)          $  3.56          $   --         $(1.60)        $25.14
  For the year ended
    3/31/98                   18.01          (0.21)             7.48              --          (1.98)         23.30
  For the year ended
    3/31/97                   17.99          (0.04)             0.32              --          (0.26)         18.01
  For the year ended
    3/31/96                   13.66          (0.07)             4.86              --          (0.46)         17.99
  6/30/94 (commenced) to
    3/31/95                   12.50          (0.02)             1.18              --             --          13.66
SMALL CAP GROWTH
  For the year ended
    3/31/99                  $19.27         $(0.15)          $  0.22          $   --         $(0.78)        $18.56
  For the year ended
    3/31/98                   13.19           0.03              6.16              --          (0.11)         19.27
  For the year ended
    3/31/97                   14.16          (0.07)            (0.77)             --          (0.13)         13.19
  8/31/95 (commenced) to
    3/31/96                   12.50          (0.03)             1.69              --             --          14.16
MINI CAP GROWTH
  (INSTITUTIONAL ONLY)
  For the year ended
    3/31/99                  $25.05         $(0.42)          $ (3.05)         $   --         $(1.34)        $20.24
  For the year ended
    3/31/98                   15.94          (0.17)            10.93              --          (1.65)         25.05
  For the year ended
    3/31/97                   15.85          (0.17)             0.84              --          (0.58)         15.94
  7/12/95 (commenced) to
    3/31/96                   12.50          (0.05)             3.40              --             --          15.85
BALANCED GROWTH
  For the year ended
    3/31/99                  $18.48         $ 0.44           $  2.50          $(0.50)        $(2.07)        $18.85
  For the year ended
    3/31/98                   13.42           0.30              5.07           (0.31)            --          18.48
  For the year ended
    3/31/97                   12.69           0.24              0.73           (0.24)            --          13.42
  8/31/95 (commenced) to
    3/31/96                   12.50           0.15              0.19           (0.15)            --          12.69
CONVERTIBLE
  For the year ended
    3/31/99                  $18.47         $ 0.43           $  3.09          $(0.46)        $(0.31)        $21.22
  For the year ended
    3/31/98                   15.19           0.48              4.19           (0.48)         (0.91)         18.47
  For the year ended
    3/31/97                   13.72           0.42              1.50           (0.42)         (0.03)         15.19
  8/31/95 (commenced) to
    3/31/96                   12.50           0.17              1.22           (0.17)            --          13.72

                                               US FIXED INCOME FUNDS
HIGH QUALITY BOND
  7/27/98 (commenced) to
    3/31/99                  $12.43         $ 0.48           $ (0.04)         $(0.50)        $(0.11)        $12.26
HIGH YIELD BOND
  For the year ended
    3/31/99                  $12.72         $ 1.16           $ (1.01)         $(1.19)        $   --         $11.68
  3/27/98 (commenced) to
    3/31/98                   12.70           0.01              0.01              --             --          12.72

                                             INTERNATIONAL EQUITY FUNDS
INTERNATIONAL CORE GROWTH
  For the year ended
    3/31/99                  $17.43         $ 0.09           $  0.97          $(0.13)        $   --         $18.36
  For the year ended
    3/31/98                   12.75          (0.04)             4.72              --             --          17.43
  2/28/97 (commenced) to
    3/31/97                   12.50             --              0.25              --             --          12.75
INTERNATIONAL SMALL CAP
  GROWTH
  For the year ended
    3/31/99                  $19.18         $(0.02)          $  3.36          $(0.09)        $(0.20)        $22.23
  For the year ended
    3/31/98                   14.01           0.05              5.12              --             --          19.18
  For the year ended
    3/31/97                   13.52          (0.06)             2.01              --          (1.46)         14.01
  8/31/95 (commenced) to
    3/31/96                   12.50           0.01              1.01              --             --          13.52
EMERGING COUNTRIES
  For the year ended
    3/31/99                  $17.76         $(0.01)          $ (3.78)         $(0.18)        $   --         $13.79
  For the year ended
    3/31/98                   16.47           0.07              1.33              --          (0.11)         17.76
  For the year ended
    3/31/97                   13.18          (0.04)             3.37              --          (0.04)         16.47
  8/31/95 (commenced) to
    3/31/96                   12.50           0.01              0.67              --             --          13.18

                                                 GLOBAL EQUITY FUND
WORLDWIDE GROWTH
  For the year ended
    3/31/99                  $19.63         $ 0.22           $  6.15          $(0.15)        $(1.26)        $24.59
  For the year ended
    3/31/98                   15.00          (0.11)             5.29              --          (0.55)         19.63
  For the year ended
    3/31/97                   13.27           0.01              1.72              --             --          15.00
  8/31/95 (commenced) to
    3/31/96                   12.50          (0.04)             0.81              --             --          13.27

----------------------------------------

(1)  Total returns are not annualized for periods of less than one year.
(2) Ratios are annualized for periods of less than one year. Expense reimbursements reflect voluntary reductions to total expenses, as discussed in the notes to financial statements. Such amounts would decrease net investment income (loss) ratios had such reductions not occurred.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

                                                   RATIOS TO AVERAGE NET ASSETS (2)
                                       --------------------------------------------------------    FUND'S
                                            NET                                                   PORTFOLIO  NET ASSETS,
                             TOTAL      INVESTMENT        TOTAL          EXPENSE         NET      TURNOVER      ENDING
                           RETURN(1)   INCOME (LOSS)     EXPENSES     REIMBURSEMENTS   EXPENSES     RATE      (IN 000'S)
-------------------------------------------------------------------------------------------------------------------------
                                                     US EQUITY FUNDS
LARGE CAP GROWTH
  For the year ended
    3/31/99                   63.76%        (0.28%)         1.91%            (0.65%)      1.26%      253%       $ 4,908
  7/21/97 (commenced) to
    3/31/98                   62.47%        (0.62%)        10.45%            (9.20%)      1.25%      306%           799
MID CAP GROWTH
  For the year ended
    3/31/99                   15.77%        (0.71%)         1.31%            (0.08%)      1.23%      154%       $14,350
  For the year ended
    3/31/98                   42.00%        (0.97%)         1.95%            (0.73%)      1.22%      200%        12,204
  For the year ended
    3/31/97                    1.39%        (0.69%)         1.84%            (0.59%)      1.25%      153%        13,115
  For the year ended
    3/31/96                   35.37%        (0.57%)         2.84%            (1.61%)      1.23%      114%         4,274
  6/30/94 (commenced) to
    3/31/95                    9.28%        (0.33%)         3.52%            (2.28%)      1.24%       98%         2,121
SMALL CAP GROWTH
  For the year ended
    3/31/99                    0.96%        (0.97%)         1.63%            (0.10%)      1.53%       90%       $ 9,107
  For the year ended
    3/31/98                   47.01%        (1.52%)         2.39%            (0.87%)      1.52%       92%        12,508
  For the year ended
    3/31/97                   (6.03%)       (1.02%)        10.79%            (9.28%)      1.51%      113%         1,013
  8/31/95 (commenced) to
    3/31/96                   13.28%        (1.05%)        37.86%           (36.37%)      1.49%      130%           314
MINI CAP GROWTH
  (INSTITUTIONAL ONLY)
  For the year ended
    3/31/99                  (13.78%)       (1.18%)         1.70%            (0.11%)      1.59%      115%       $53,593
  For the year ended
    3/31/98                   68.89%        (2.51%)         1.83%            (0.26%)      1.57%      113%        82,122
  For the year ended
    3/31/97                    3.90%        (1.08%)         1.99%            (0.43%)      1.56%      164%        28,712
  7/12/95 (commenced) to
    3/31/96                   26.80%        (0.98%)         2.46%            (0.91%)      1.55%      107%        25,237
BALANCED GROWTH
  For the year ended
    3/31/99                   17.49%         2.41%          1.63%            (0.38%)      1.25%      165%       $   176
  For the year ended
    3/31/98                   40.21%         4.09%         11.28%           (10.02%)      1.26%      260%           166
  For the year ended
    3/31/97                    7.60%         2.15%        126.75%          (125.49%)      1.26%      213%            73
  8/31/95 (commenced) to
    3/31/96                    2.77%         2.16%      3,094.48%        (3,093.23%)      1.25%      197%             1
CONVERTIBLE
  For the year ended
    3/31/99                   19.66%         2.37%          1.35%            (0.12%)      1.23%      138%       $ 8,741
  For the year ended
    3/31/98                   31.54%         5.99%          2.35%            (1.13%)      1.22%      160%         7,080
  For the year ended
    3/31/97                   14.13%         3.29%          2.90%            (1.65%)      1.25%      167%         4,599
  8/31/95 (commenced) to
    3/31/96                   11.13%         3.59%          9.21%            (7.96%)      1.25%      145%         1,085

                                                  US FIXED INCOME FUNDS
HIGH QUALITY BOND
  7/27/98 (commenced) to
    3/31/99                    5.78%         6.03%          1.74%            (1.05%)      0.69%      274%       $   314
HIGH YIELD BOND
  For the year ended
    3/31/99                    1.40%        10.01%          1.28%            (0.41%)      0.87%      242%       $ 6,502
  3/27/98 (commenced) to
    3/31/98                    0.16%         7.53%          0.97%             0.00%       0.97%      484%           567

                                               INTERNATIONAL EQUITY FUNDS
INTERNATIONAL CORE GROWTH
  For the year ended
    3/31/99                    6.11%        (0.27%)         1.87%            (0.24%)      1.63%      214%       $11,268
  For the year ended
    3/31/98                   36.63%        (0.47%)         3.18%            (1.52%)      1.66%      274%         1,719
  2/28/97 (commenced) to
    3/31/97                    2.00%         0.00%      2,667.07%        (2,667.07%)      0.00%       76%             1
INTERNATIONAL SMALL CAP
  GROWTH
  For the year ended
    3/31/99                   17.61%        (0.50%)         1.80%            (0.15%)      1.65%      146%       $32,819
  For the year ended
    3/31/98                   36.90%        (0.43%)         6.15%            (4.49%)      1.66%      198%         8,810
  For the year ended
    3/31/97                   15.03%        (0.64%)       151.33%          (149.67%)      1.66%      206%            42
  8/31/95 (commenced) to
    3/31/96                    8.16%         0.33%        531.72%          (530.07%)      1.65%      141%            19
EMERGING COUNTRIES
  For the year ended
    3/31/99                  (21.42%)       (0.01%)         2.23%            (0.29%)      1.94%      213%       $53,125
  For the year ended
    3/31/98                    8.60%         1.06%          2.43%            (0.52%)      1.91%      243%        46,711
  For the year ended
    3/31/97                   25.29%        (0.87%)         4.20%            (2.29%)      1.91%      176%         8,660
  8/31/95 (commenced) to
    3/31/96                    5.44%         0.47%         44.24%           (42.34%)      1.90%      118%           350

                                                   GLOBAL EQUITY FUND
WORLDWIDE GROWTH
  For the year ended
    3/31/99                   33.97%        (0.17%)         1.76%            (0.17%)      1.59%      247%       $ 7,320
  For the year ended
    3/31/98                   35.11%        (0.47%)         3.75%            (2.14%)      1.61%      202%           645
  For the year ended
    3/31/97                   12.87%        (0.91%)        34.99%           (33.38%)      1.61%      182%           642
  8/31/95 (commenced) to
    3/31/96                    6.32%        (0.50%)     3,232.53%        (3,230.93%)      1.60%      132%             1

--------------------------------------------------------------------------------

PILGRIM MUTUAL FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 1999

                            LARGE CAP     MID CAP      SMALL CAP     MINI CAP     BALANCED
                             GROWTH        GROWTH        GROWTH     GROWTH (1)     GROWTH
ASSETS
Investments, at value*     $52,467,911  $445,357,154  $505,043,007  $54,652,200  $37,185,154
Foreign currencies, at
  value**                           --            --            --           --           --
Cash                             1,216         2,609            --           --        1,496
Receivables:
  Investment securities
    sold                     2,321,837     3,315,149     6,412,276      827,390      134,915
  Capital shares sold          905,860       651,447       477,408       44,927      131,574
  Dividends                     33,827        57,322        77,449          943       20,820
  Interest                          --            --            --           --      198,316
  Securities lending             6,082        82,303       105,924       10,589        1,224
  From investment advisor           --            --            --           --           --
Unrealized gain on
  forward currency
  contracts                         --            --            --           --       18,396
Other assets                     5,743        27,774        29,820        3,764        8,723
                           -----------  ------------  ------------  -----------  -----------
    Total assets            55,742,476   449,493,758   512,145,884   55,539,813   37,700,618
                           -----------  ------------  ------------  -----------  -----------
LIABILITIES
Payables:
  Bank overdraft                    --            --     1,078,258    1,221,727           --
  Investments purchased      4,109,915    12,954,207     1,889,321      532,350      209,637
  Capital shares
    purchased                  258,086     1,392,976     1,989,366       48,143       81,046
  Dividends                         --            --            --           --           --
  To investment advisor          3,315       288,476       494,825       17,539       11,761
Other liabilities               34,173       383,616       272,957      127,014          263
                           -----------  ------------  ------------  -----------  -----------
    Total liabilities        4,405,489    15,019,275     5,724,727    1,946,773      302,707
                           -----------  ------------  ------------  -----------  -----------
NET ASSETS                 $51,336,987  $434,474,483  $506,421,157  $53,593,040  $37,397,911
                           -----------  ------------  ------------  -----------  -----------

   * Investments, at cost  $41,319,071  $324,558,478  $341,234,228  $40,366,953  $30,902,758
                           -----------  ------------  ------------  -----------  -----------
  ** Foreign currencies,
    at cost                $        --  $         --  $         --  $        --  $        --
                           -----------  ------------  ------------  -----------  -----------
NET ASSETS CONSIST OF:
Paid-in capital            $35,215,061  $295,914,552  $361,772,159  $38,571,510  $29,053,397
Undistributed net
  investment income
  (loss)                      (225,010)  (21,862,409)  (36,692,610)  (2,148,020)     (67,974)
Accumulated net realized
  gain (loss) on
  investments and foreign
  currencies                 5,198,096    39,623,664    17,532,829    2,884,303    2,111,904
Net unrealized
  appreciation
  (depreciation) of
  investments and of
  other assets and
  liabilities denominated
  in foreign currencies     11,148,840   120,798,676   163,808,779   14,285,247    6,300,584
                           -----------  ------------  ------------  -----------  -----------
Net assets applicable to
  all shares outstanding   $51,336,987  $434,474,483  $506,421,157  $53,593,040  $37,397,911
                           -----------  ------------  ------------  -----------  -----------
Net Assets of Advisory
  Shares                   $ 4,908,305  $ 14,350,026  $  9,106,530  $53,593,040  $   176,317
                           -----------  ------------  ------------  -----------  -----------
Advisory Shares
  outstanding                  194,494       570,885       490,665    2,648,524        9,356
                           -----------  ------------  ------------  -----------  -----------
Net Asset Value --
  Advisory Share           $     25.24  $      25.14  $      18.56  $     20.24  $     18.85
                           -----------  ------------  ------------  -----------  -----------

----------------------------------

(1)  Institutional Shares only.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

                                         HIGH QUALITY     HIGH YIELD     INTERNATIONAL     INTERNATIONAL        EMERGING
                           CONVERTIBLE       BOND            BOND         CORE GROWTH    SMALL CAP GROWTH      COUNTRIES
ASSETS
Investments, at value*     $320,944,611   $33,576,389    $  99,255,436   $165,049,326       $159,616,811     $  274,114,010
Foreign currencies, at
  value**                            --       276,299               --      1,679,661            228,100          3,244,895
Cash                              2,199        17,135               --             --                845          1,137,328
Receivables:
  Investment securities
    sold                             --       609,941               --      3,508,346          3,120,438         12,483,932
  Capital shares sold         1,281,801     2,444,873          586,812      1,115,767            752,084            646,199
  Dividends                      73,877            --               --        260,306            270,233            640,577
  Interest                    1,151,421       447,628        2,221,628             --                 --             54,195
  Securities lending              4,403            --               --          4,125              2,187             16,413
  From investment advisor            --        32,617           21,285             --                 --                 --
Unrealized gain on
  forward currency
  contracts                          --        32,559               --             --                 --                 --
Other assets                     22,167        61,113            1,925         25,291             96,685             31,562
                           ------------  -------------   -------------   -------------   -----------------   --------------
    Total assets            323,480,479    37,498,554      102,087,086    171,642,822        164,087,383        292,369,111
                           ------------  -------------   -------------   -------------   -----------------   --------------
LIABILITIES
Payables:
  Bank overdraft                     --            --          392,992        200,064                 --                 --
  Investments purchased       4,312,902       772,573        1,729,910      6,986,127          4,887,995          8,696,700
  Capital shares
    purchased                   911,544       103,993          340,690      2,032,367          2,366,712            801,324
  Dividends                          --            --            1,022             --                 --                 --
  To investment advisor              --            --               --         71,205             55,662            169,286
Other liabilities               448,387        56,665          225,362        135,457            160,223            495,623
                           ------------  -------------   -------------   -------------   -----------------   --------------
    Total liabilities         5,672,833       933,231        2,689,976      9,425,220          7,470,592         10,162,933
                           ------------  -------------   -------------   -------------   -----------------   --------------
NET ASSETS                 $317,807,646   $36,565,323    $  99,397,110   $162,217,602       $156,616,791     $  282,206,178
                           ------------  -------------   -------------   -------------   -----------------   --------------

   * Investments, at cost  $255,301,643   $33,856,874    $ 101,806,960   $142,531,342       $124,437,612     $  228,128,831
                           ------------  -------------   -------------   -------------   -----------------   --------------
  ** Foreign currencies,
    at cost                $         --   $   276,299    $          --   $  1,698,958       $    228,084     $    3,246,963
                           ------------  -------------   -------------   -------------   -----------------   --------------
NET ASSETS CONSIST OF:
Paid-in capital            $229,802,929   $36,735,960    $ 104,908,272   $142,906,577       $117,700,756     $  344,316,502
Undistributed net
  investment income
  (loss)                        (27,873)       59,206         (251,717)      (647,924)        (1,982,021)        (2,164,624)
Accumulated net realized
  gain (loss) on
  investments and foreign
  currencies                 22,389,741        14,629       (2,707,921)    (2,547,323)         5,723,148       (105,843,215)
Net unrealized
  appreciation
  (depreciation) of
  investments and of
  other assets and
  liabilities denominated
  in foreign currencies      65,642,849      (244,472)      (2,551,524)    22,506,272         35,174,908         45,897,515
                           ------------  -------------   -------------   -------------   -----------------   --------------
Net assets applicable to
  all shares outstanding   $317,807,646   $36,565,323    $  99,397,110   $162,217,602       $156,616,791     $  282,206,178
                           ------------  -------------   -------------   -------------   -----------------   --------------
Net Assets of Advisory
  Shares                   $  8,741,156   $   313,615    $   6,501,997   $ 11,267,754       $ 32,819,203     $   53,124,599
                           ------------  -------------   -------------   -------------   -----------------   --------------
Advisory Shares
  outstanding                   411,948        25,578          556,901        613,577          1,476,168          3,852,599
                           ------------  -------------   -------------   -------------   -----------------   --------------
Net Asset Value --
  Advisory Share           $      21.22   $     12.26    $       11.68   $      18.36       $      22.23     $        13.79
                           ------------  -------------   -------------   -------------   -----------------   --------------

                             WORLDWIDE
                               GROWTH
ASSETS
Investments, at value*     $  292,675,504
Foreign currencies, at
  value**                       2,075,966
Cash                                3,530
Receivables:
  Investment securities
    sold                        6,664,708
  Capital shares sold           1,259,986
  Dividends                       273,215
  Interest                          6,152
  Securities lending               20,612
  From investment advisor              --
Unrealized gain on
  forward currency
  contracts                            --
Other assets                       44,288
                           --------------
    Total assets              303,023,961
                           --------------
LIABILITIES
Payables:
  Bank overdraft                       --
  Investments purchased        53,428,329
  Capital shares
    purchased                   1,286,440
  Dividends                            --
  To investment advisor           106,376
Other liabilities                 200,136
                           --------------
    Total liabilities          55,021,281
                           --------------
NET ASSETS                 $  248,002,680
                           --------------
   * Investments, at cost  $  250,733,028
                           --------------
  ** Foreign currencies,
    at cost                $    2,075,952
                           --------------
NET ASSETS CONSIST OF:
Paid-in capital            $  186,212,979
Undistributed net
  investment income
  (loss)                       (7,189,744)
Accumulated net realized
  gain (loss) on
  investments and foreign
  currencies                   27,122,956
Net unrealized
  appreciation
  (depreciation) of
  investments and of
  other assets and
  liabilities denominated
  in foreign currencies        41,856,489
                           --------------
Net assets applicable to
  all shares outstanding   $  248,002,680
                           --------------
Net Assets of Advisory
  Shares                   $    7,319,690
                           --------------
Advisory Shares
  outstanding                     297,672
                           --------------
Net Asset Value --
  Advisory Share           $        24.59
                           --------------

--------------------------------------------------------------------------------

PILGRIM MUTUAL FUNDS
STATEMENTS OF OPERATIONS
YEAR ENDED MARCH 31, 1999

                            LARGE CAP     MID CAP     SMALL CAP      MINI CAP     BALANCED
                             GROWTH       GROWTH        GROWTH      GROWTH(1)      GROWTH
INVESTMENT INCOME
Dividends, net of foreign
  taxes                    $    88,826  $   600,518  $  1,186,130  $     54,437  $  339,694
Interest                        91,130      484,431       385,506       115,959     922,564
Securities lending              48,659    1,036,944     1,291,855       129,508      17,017
                           -----------  -----------  ------------  ------------  ----------
  Total Income                 228,615    2,121,893     2,863,491       299,904   1,279,275
                           -----------  -----------  ------------  ------------  ----------
EXPENSES
Advisory fee                   178,627    3,049,230     5,334,833       921,377     261,803
Accounting and
  administration fees           95,257      546,605       656,416       135,218     110,065
Custodian fees                  21,063       53,515        47,117        27,516      24,774
Transfer agent fees and
  expenses                      34,932      467,821       595,466        38,733      54,903
Distribution and
  servicing fees               142,925    2,075,413     2,534,830            --     282,974
Administrative services         19,606      305,145       404,865        25,049      33,611
Professional fees               18,724      231,642       287,926        30,082      10,621
Shareholder reporting            5,111       23,813        22,868           652       2,382
Registration fees               49,256       48,494        87,994        29,166      38,034
Trustees' fees and
  expenses                         270       34,006        54,131         1,307         608
Interest and credit
  facility fee                   1,336       40,120       450,220        28,154         569
Insurance                          301        5,414         7,095         1,024         471
Miscellaneous                   11,689       56,413        98,464        12,310      22,064
                           -----------  -----------  ------------  ------------  ----------
  Total Expenses               579,097    6,937,631    10,582,225     1,250,588     842,879
Expenses reimbursed           (154,098)    (301,613)     (518,164)      (83,434)   (132,033)
                           -----------  -----------  ------------  ------------  ----------
  Net Expenses                 424,999    6,636,018    10,064,061     1,167,154     710,846
                           -----------  -----------  ------------  ------------  ----------
NET INVESTMENT INCOME
  (LOSS)                      (196,384)  (4,514,125)   (7,200,570)     (867,250)    568,429
                           -----------  -----------  ------------  ------------  ----------
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
Realized gain (loss)
  from:
  Securities                 5,409,155   47,761,620    86,043,833     5,442,273   3,902,620
  Foreign currency
    transactions                    --           --            --            --    (139,042)
                           -----------  -----------  ------------  ------------  ----------
    Net realized gain
      (loss)                 5,409,155   47,761,620    86,043,833     5,442,273   3,763,578
                           -----------  -----------  ------------  ------------  ----------
Change in unrealized
  appreciation
  (depreciation) of:
  Investments                9,499,395    8,536,297   (93,770,559)  (12,989,539)  1,149,796
  Other assets and
    liabilities
    denominated in
    foreign currencies              --           --            --            --      37,594
                           -----------  -----------  ------------  ------------  ----------
    Net unrealized
      appreciation
      (depreciation)         9,499,395    8,536,297   (93,770,559)  (12,989,539)  1,187,390
                           -----------  -----------  ------------  ------------  ----------
NET GAIN (LOSS) ON
  INVESTMENTS               14,908,550   56,297,917    (7,726,726)   (7,547,266)  4,950,968
                           -----------  -----------  ------------  ------------  ----------
NET INCREASE (DECREASE)
  IN NET ASSETS
  RESULTING FROM
  OPERATIONS               $14,712,166  $51,783,792  $(14,927,296) $ (8,414,516) $5,519,397
                           -----------  -----------  ------------  ------------  ----------

------------------------------

(1)  Institutional Shares only.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

                                        HIGH QUALITY     HIGH YIELD    INTERNATIONAL    INTERNATIONAL        EMERGING
                           CONVERTIBLE      BOND            BOND       CORE GROWTH    SMALL CAP GROWTH       COUNTRIES
INVESTMENT INCOME
Dividends, net of foreign
  taxes                    $ 3,782,442    $  115,650    $    305,770   $ 1,034,114       $   746,291      $     4,191,769
Interest                     5,736,177     1,715,145       7,924,233       362,746           472,518              797,757
Securities lending             105,947            --              --        41,295            52,931              356,077
                           -----------  -------------   ------------   ------------   -----------------   ---------------
  Total Income               9,624,566     1,830,795       8,230,003     1,438,155         1,271,740            5,345,603
                           -----------  -------------   ------------   ------------   -----------------   ---------------
EXPENSES
Advisory fee                 1,997,038       124,514         466,926     1,061,288         1,149,529            3,476,180
Accounting and
  administration fees          386,381        90,504         113,645       173,481           183,409              384,714
Custodian fees                  37,058        25,448          16,542       239,497           200,220              940,358
Transfer agent fees and
  expenses                     276,626        25,041          55,799        79,193            89,085              251,494
Distribution and
  servicing fees             1,505,314        52,773         558,242       248,904           325,037              867,645
Administrative services        241,779        16,102          46,319        48,776            61,224              164,760
Professional fees              157,249         4,619          39,929        64,493            57,055              180,178
Shareholder reporting           66,319        27,433          97,053        20,270            14,023               78,110
Registration fees               41,995        43,712          44,673        35,343            52,542               80,376
Trustees' fees and
  expenses                      12,587           328           1,154           999             1,037               16,070
Interest and credit
  facility fee                  11,059           281           6,001         3,782             1,894               99,031
Insurance                        3,565           384           1,068         1,435             1,530                3,720
Miscellaneous                   43,212        37,339          12,742        25,062            28,547               64,151
                           -----------  -------------   ------------   ------------   -----------------   ---------------
  Total Expenses             4,780,182       448,478       1,460,093     2,002,523         2,165,132            6,606,787
Expenses reimbursed           (318,025)     (232,922)       (318,323)     (253,811)         (168,199)            (816,718)
                           -----------  -------------   ------------   ------------   -----------------   ---------------
  Net Expenses               4,462,157       215,556       1,141,770     1,748,712         1,996,933            5,790,069
                           -----------  -------------   ------------   ------------   -----------------   ---------------
NET INVESTMENT INCOME
  (LOSS)                     5,162,409     1,615,239       7,088,233      (310,557)         (725,193)            (444,466)
                           -----------  -------------   ------------   ------------   -----------------   ---------------
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
Realized gain (loss)
  from:
  Securities                25,488,999       656,976      (2,958,000)      793,552         8,536,211          (82,042,109)
  Foreign currency
    transactions               (33,135)     (326,116)             --    (1,322,452)         (310,687)          (1,781,198)
                           -----------  -------------   ------------   ------------   -----------------   ---------------
    Net realized gain
      (loss)                25,455,864       330,860      (2,958,000)     (528,900)        8,225,524          (83,823,307)
                           -----------  -------------   ------------   ------------   -----------------   ---------------
Change in unrealized
  appreciation
  (depreciation) of:
  Investments               19,262,546      (431,343)     (2,908,667)   13,541,108        14,384,412           10,604,952
  Other assets and
    liabilities
    denominated in
    foreign currencies            (119)       58,948              --       (28,814)          (26,496)             (87,082)
                           -----------  -------------   ------------   ------------   -----------------   ---------------
    Net unrealized
      appreciation
      (depreciation)        19,262,427      (372,395)     (2,908,667)   13,512,294        14,357,916           10,517,870
                           -----------  -------------   ------------   ------------   -----------------   ---------------
NET GAIN (LOSS) ON
  INVESTMENTS               44,718,291       (41,535)     (5,866,667)   12,983,394        22,583,440          (73,305,437)
                           -----------  -------------   ------------   ------------   -----------------   ---------------
NET INCREASE (DECREASE)
  IN NET ASSETS
  RESULTING FROM
  OPERATIONS               $49,880,700    $1,573,704    $  1,221,566   $12,672,837       $21,858,247      $   (73,749,903)
                           -----------  -------------   ------------   ------------   -----------------   ---------------

                             WORLDWIDE
                               GROWTH
INVESTMENT INCOME
Dividends, net of foreign
  taxes                    $    1,324,136
Interest                          326,825
Securities lending                190,621
                           --------------
  Total Income                  1,841,582
                           --------------
EXPENSES
Advisory fee                    1,472,492
Accounting and
  administration fees             224,190
Custodian fees                    198,979
Transfer agent fees and
  expenses                        175,204
Distribution and
  servicing fees                1,107,696
Administrative services           137,648
Professional fees                  95,641
Shareholder reporting              15,667
Registration fees                  57,552
Trustees' fees and
  expenses                          1,776
Interest and credit
  facility fee                     14,192
Insurance                           1,908
Miscellaneous                      42,555
                           --------------
  Total Expenses                3,545,500
Expenses reimbursed              (242,660)
                           --------------
  Net Expenses                  3,302,840
                           --------------
NET INVESTMENT INCOME
  (LOSS)                       (1,461,258)
                           --------------
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
Realized gain (loss)
  from:
  Securities                   34,678,990
  Foreign currency
    transactions                 (229,650)
                           --------------
    Net realized gain
      (loss)                   34,449,340
                           --------------
Change in unrealized
  appreciation
  (depreciation) of:
  Investments                  12,707,158
  Other assets and
    liabilities
    denominated in
    foreign currencies            (93,137)
                           --------------
    Net unrealized
      appreciation
      (depreciation)           12,614,021
                           --------------
NET GAIN (LOSS) ON
  INVESTMENTS                  47,063,361
                           --------------
NET INCREASE (DECREASE)
  IN NET ASSETS
  RESULTING FROM
  OPERATIONS               $   45,602,103
                           --------------

--------------------------------------------------------------------------------

Pilgrim Mutual Funds
Statements of Changes in Net Assets
Years ended March 31

                               LARGE CAP GROWTH             MID CAP GROWTH
                           ------------------------------------------------------
                              1999        1998(1)        1999           1998
                           -----------  -----------  -------------  -------------
INCREASE (DECREASE) IN
  NET ASSETS
FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                 $  (196,384) $   (27,991) $  (4,514,125) $  (5,007,955)
  Net realized gain
    (loss)                   5,409,155      459,203     47,761,620     71,334,950
  Net unrealized
    appreciation
    (depreciation)           9,499,395    1,684,560      8,536,297     91,335,002
                           -----------  -----------  -------------  -------------
    Net increase
      (decrease) in net
      assets from
      investment
      operations            14,712,166    2,115,772     51,783,792    157,661,997
                           -----------  -----------  -------------  -------------
DISTRIBUTIONS TO
  SHAREHOLDERS:
  From net investment
    income
    Advisory Class                  --          (15)            --             --
    Retail and
      Institutional
      Classes                       --         (428)            --             --
  From net realized gains
    Advisory Class             (19,728)        (203)      (833,271)    (1,145,207)
    Retail and
      Institutional
      Classes                 (284,788)    (436,906)   (22,939,290)   (98,869,095)
                           -----------  -----------  -------------  -------------
    Total distributions       (304,516)    (437,552)   (23,772,561)  (100,014,302)
                           -----------  -----------  -------------  -------------
FROM CAPITAL SHARE
  TRANSACTIONS:
  Proceeds from shares
    sold
    Advisory Class           3,396,063      714,785      4,134,744      3,584,125
    Retail and
      Institutional
      Classes               32,529,760   10,800,103    153,998,304    327,547,958
  Proceeds from shares
    issued in merger
    Advisory Class                  --           --             --             --
    Retail and
      Institutional
      Classes                       --           --             --             --
  Distributions
    reinvested
    Advisory Class              19,518          153        828,224      1,134,102
    Retail and
      Institutional
      Classes                  273,331      113,575     11,478,202     90,780,865
  Cost of shares redeemed
    Advisory Class            (600,590)      (2,705)    (3,718,156)    (8,868,353)
    Retail and
      Institutional
      Classes              (10,932,109)  (2,353,732)  (246,148,664)  (418,105,952)
                           -----------  -----------  -------------  -------------
      Net increase
        (decrease) in net
        assets from share
        transactions        24,685,973    9,272,179    (79,427,346)    (3,927,255)
                           -----------  -----------  -------------  -------------
    Net Increase
      (Decrease) in Net
      Assets                39,093,623   10,950,399    (51,416,115)    53,720,440
NET ASSETS
  Beginning                 12,243,364    1,292,965    485,890,598    432,170,158
                           -----------  -----------  -------------  -------------
  Ending                   $51,336,987  $12,243,364  $ 434,474,483  $ 485,890,598
                           -----------  -----------  -------------  -------------
Undistributed net
  investment income
  (loss), ending           $  (225,010) $   (28,626) $ (21,862,409) $ (17,348,284)
                           -----------  -----------  -------------  -------------
ADVISORY CLASS -- CAPITAL
  SHARE ACTIVITY
  Shares sold                  176,779       51,175        194,537        170,070
  Shares issued in merger           --           --             --             --
  Distributions
    reinvested                   1,139           11         37,715         55,785
  Shares redeemed              (34,429)        (181)      (185,074)      (430,179)
                           -----------  -----------  -------------  -------------
  Net Advisory Share
    Activity                   143,489       51,005         47,178       (204,324)
                           -----------  -----------  -------------  -------------

----------------------------------

(1)  Commenced operations on 7/21/97.
(2)  Institutional Shares only.
(3)  Advisory and retail Classes commenced operations on 7/24/98.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------


                                                                                                                     CONVERTIBLE
                                                                                                                     ------------
                                   SMALL CAP GROWTH              MINI CAP GROWTH(2)           BALANCED GROWTH
                           ------------------------------------------------------------------------------------------------------
                                1999             1998            1999          1998          1999          1998          1999
                           ---------------  ---------------  ------------  ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN
  NET ASSETS
FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                 $    (7,200,570) $    (8,756,479) $   (867,250) $   (880,862) $    568,429  $    289,199  $  5,162,409
  Net realized gain
    (loss)                      86,043,833       52,691,131     5,442,273     5,702,809     3,763,578     5,874,160    25,455,864
  Net unrealized
    appreciation
    (depreciation)             (93,770,559)     211,279,518   (12,989,539)   25,834,769     1,187,390     3,137,422    19,262,427
                           ---------------  ---------------  ------------  ------------  ------------  ------------  ------------
    Net increase
      (decrease) in net
      assets from
      investment
      operations               (14,927,296)     255,214,170    (8,414,516)   30,656,716     5,519,397     9,300,781    49,880,700
                           ---------------  ---------------  ------------  ------------  ------------  ------------  ------------
DISTRIBUTIONS TO
  SHAREHOLDERS:
  From net investment
    income
    Advisory Class                      --               --            --            --        (4,257)       (2,188)     (185,952)
    Retail and
      Institutional
      Classes                           --               --            --            --      (631,519)     (290,065)   (4,993,319)
  From net realized gains
    Advisory Class                (296,015)         (17,729)   (4,923,430)   (5,282,913)      (16,364)           --      (125,141)
    Retail and
      Institutional
      Classes                  (53,882,969)     (82,925,260)           --            --    (6,105,277)   (2,064,995)   (3,949,402)
                           ---------------  ---------------  ------------  ------------  ------------  ------------  ------------
    Total distributions        (54,178,984)     (82,942,989)   (4,923,430)   (5,282,913)   (6,757,417)   (2,357,248)   (9,253,814)
                           ---------------  ---------------  ------------  ------------  ------------  ------------  ------------
FROM CAPITAL SHARE
  TRANSACTIONS:
  Proceeds from shares
    sold
    Advisory Class              12,725,287       20,108,210    42,216,905    69,138,576        19,907        67,581     8,043,910
    Retail and
      Institutional
      Classes                  959,430,480    2,224,250,938            --            --    12,862,209    10,233,886    75,797,815
  Proceeds from shares
    issued in merger
    Advisory Class                      --               --            --            --            --            --            --
    Retail and
      Institutional
      Classes                           --               --            --            --            --            --            --
  Distributions
    reinvested
    Advisory Class                 292,442           17,715     4,872,195     4,472,132        20,611         3,310       304,178
    Retail and
      Institutional
      Classes                   42,578,195       70,949,803            --            --     5,527,889     2,112,084     6,646,609
  Cost of shares redeemed
    Advisory Class             (15,962,787)      (9,776,365)  (62,280,044)  (45,574,203)      (34,726)       (9,440)   (7,680,884)
    Retail and
      Institutional
      Classes               (1,175,826,980)  (2,226,451,991)           --            --   (12,630,893)  (11,283,310)  (58,670,342)
                           ---------------  ---------------  ------------  ------------  ------------  ------------  ------------
      Net increase
        (decrease) in net
        assets from share
        transactions          (176,763,363)      79,098,310   (15,190,944)   28,036,505     5,764,997     1,124,111    24,441,286
                           ---------------  ---------------  ------------  ------------  ------------  ------------  ------------
    Net Increase
      (Decrease) in Net
      Assets                  (245,869,643)     251,369,491   (28,528,890)   53,410,308     4,526,977     8,067,644    65,068,172
NET ASSETS
  Beginning                    752,290,800      500,921,309    82,121,930    28,711,622    32,870,934    24,803,290   252,739,474
                           ---------------  ---------------  ------------  ------------  ------------  ------------  ------------
  Ending                   $   506,421,157  $   752,290,800  $ 53,593,040  $ 82,121,930  $ 37,397,911  $ 32,870,934  $317,807,646
                           ---------------  ---------------  ------------  ------------  ------------  ------------  ------------
Undistributed net
  investment income
  (loss), ending           $   (36,692,610) $   (29,492,040) $ (2,148,020) $ (1,280,770) $    (67,974) $       (627) $    (27,873)
                           ---------------  ---------------  ------------  ------------  ------------  ------------  ------------
ADVISORY CLASS -- CAPITAL
  SHARE ACTIVITY
  Shares sold                      793,286        1,102,868     2,151,115     3,242,406         1,105         3,525       423,276
  Shares issued in merger               --               --            --            --            --            --            --
  Distributions
    reinvested                      18,226              997       244,133       202,450         1,173           128        16,065
  Shares redeemed                 (970,001)        (531,507)   (3,025,658)   (1,966,971)       (1,882)         (106)     (410,737)
                           ---------------  ---------------  ------------  ------------  ------------  ------------  ------------
  Net Advisory Share
    Activity                      (158,489)         572,358      (630,410)    1,477,885           396         3,547        28,604
                           ---------------  ---------------  ------------  ------------  ------------  ------------  ------------


                                             HIGH QUALITY BOND
                                         -------------------------

                               1998        1999(3)       1998(3)
                           ------------  ------------  -----------
INCREASE (DECREASE) IN
  NET ASSETS
FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                 $  4,493,508  $  1,615,239  $   894,810
  Net realized gain
    (loss)                    8,251,684       330,860      520,891
  Net unrealized
    appreciation
    (depreciation)           35,936,585      (372,395)     245,777
                           ------------  ------------  -----------
    Net increase
      (decrease) in net
      assets from
      investment
      operations             48,681,777     1,573,704    1,661,478
                           ------------  ------------  -----------
DISTRIBUTIONS TO
  SHAREHOLDERS:
  From net investment
    income
    Advisory Class             (168,740)      (12,376)          --
    Retail and
      Institutional
      Classes                (4,317,037)   (1,543,671)    (892,591)
  From net realized gains
    Advisory Class             (321,839)       (2,711)          --
    Retail and
      Institutional
      Classes               (14,460,080)     (591,937)    (156,503)
                           ------------  ------------  -----------
    Total distributions     (19,267,696)   (2,150,695)  (1,049,094)
                           ------------  ------------  -----------
FROM CAPITAL SHARE
  TRANSACTIONS:
  Proceeds from shares
    sold
    Advisory Class            1,905,912        12,500           --
    Retail and
      Institutional
      Classes               109,971,636    30,242,292    4,978,031
  Proceeds from shares
    issued in merger
    Advisory Class                   --       286,028           --
    Retail and
      Institutional
      Classes                        --     9,985,699           --
  Distributions
    reinvested
    Advisory Class              490,423        15,045           --
    Retail and
      Institutional
      Classes                14,678,666     1,699,104    1,048,960
  Cost of shares redeemed
    Advisory Class           (1,019,145)         (399)          --
    Retail and
      Institutional
      Classes               (32,609,396)  (20,856,943)  (6,745,829)
                           ------------  ------------  -----------
      Net increase
        (decrease) in net
        assets from share
        transactions         93,418,096    21,383,326     (718,838)
                           ------------  ------------  -----------
    Net Increase
      (Decrease) in Net
      Assets                122,832,177    20,806,335     (106,454)
NET ASSETS
  Beginning                 129,907,297    15,758,988   15,865,442
                           ------------  ------------  -----------
  Ending                    252,739,474  $ 36,565,323  $15,758,988
                           ------------  ------------  -----------
Undistributed net
  investment income
  (loss), ending           $    (11,011) $     59,206  $        14
                           ------------  ------------  -----------
ADVISORY CLASS -- CAPITAL
  SHARE ACTIVITY
  Shares sold                   111,297         1,004          n/a
  Shares issued in merger            --        23,390          n/a
  Distributions
    reinvested                   28,400         1,220          n/a
  Shares redeemed               (59,172)          (36)         n/a
                           ------------  ------------  -----------
  Net Advisory Share
    Activity                     80,525        25,578          n/a
                           ------------  ------------  -----------

--------------------------------------------------------------------------------

PILGRIM MUTUAL FUNDS
STATEMENTS OF CHANGES IN NET ASSETS -- CONTINUED
YEARS ENDED MARCH 31

                                HIGH YIELD BOND       INTERNATIONAL CORE GROWTH
                           -----------------------------------------------------
                               1999        1998(1)        1999          1998
                           ------------  -----------  ------------  ------------
INCREASE (DECREASE) IN
  NET ASSETS
FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                 $  7,088,233  $   499,478  $   (310,557) $   (105,124)
  Net realized gain
    (loss)                   (2,958,000)     551,791      (528,900)     (798,230)
  Net unrealized
    appreciation
    (depreciation)           (2,908,667)     310,375    13,512,294     8,937,191
                           ------------  -----------  ------------  ------------
    Net increase
      (decrease) in net
      assets from
      investment
      operations              1,221,566    1,361,644    12,672,837     8,033,837
                           ------------  -----------  ------------  ------------
DISTRIBUTIONS TO
  SHAREHOLDERS:
  From net investment
    income
    Advisory Class             (299,541)          --       (29,622)           --
    Retail and
      Institutional
      Classes                (7,053,114)    (516,768)     (205,129)           --
  From net realized gains
    Advisory Class                   --           --          (995)           --
    Retail and
      Institutional
      Classes                        --     (551,174)     (167,749)   (1,176,979)
                           ------------  -----------  ------------  ------------
    Total distributions      (7,352,655)  (1,067,942)     (403,495)   (1,176,979)
                           ------------  -----------  ------------  ------------
FROM CAPITAL SHARE
  TRANSACTIONS:
  Proceeds from shares
    sold
    Advisory Class            7,770,126       28,000    10,297,873     1,808,824
    Retail and
      Institutional
      Classes                96,038,780   10,703,762   163,586,716    80,839,087
  Proceeds from shares
    issued in merger
    Advisory Class                   --      538,166            --            --
    Retail and
      Institutional
      Classes                        --   15,826,347            --            --
  Distributions
    reinvested
    Advisory Class              271,659           --        31,169            --
    Retail and
      Institutional
      Classes                 3,273,946      237,690       197,034     1,116,210
  Cost of shares redeemed
    Advisory Class           (2,101,039)          --    (1,185,061)     (265,176)
    Retail and
      Institutional
      Classes               (29,460,051)  (2,500,448)  (81,126,520)  (36,849,000)
                           ------------  -----------  ------------  ------------
      Net increase
        (decrease) in net
        assets from share
        transactions         75,793,421   24,833,517    91,801,211    46,649,945
                           ------------  -----------  ------------  ------------
    Net Increase
      (Decrease) in Net
      Assets                 69,662,332   25,127,219   104,070,553    53,506,803
NET ASSETS
  Beginning                  29,734,778    4,607,559    58,147,049     4,640,246
                           ------------  -----------  ------------  ------------
  Ending                   $ 99,397,110  $29,734,778  $162,217,602  $ 58,147,049
                           ------------  -----------  ------------  ------------
Undistributed net
  investment income
  (loss), ending           $   (251,717) $    12,705  $   (647,924) $   (102,616)
                           ------------  -----------  ------------  ------------
ADVISORY CLASS -- CAPITAL
  SHARE ACTIVITY
  Shares sold                   668,988        2,205       581,442       115,512
  Shares issued in merger            --       42,382            --            --
  Distributions
    reinvested                   23,106           --         1,463            --
  Shares redeemed              (179,780)          --       (67,954)      (16,966)
                           ------------  -----------  ------------  ------------
  Net Advisory Share
    Activity                    512,314       44,587       514,951        98,546
                           ------------  -----------  ------------  ------------

----------------------------------

(1)  Commenced operations on 3/27/98.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

                               INTERNATIONAL SMALL
                                    CAP GROWTH               EMERGING COUNTRIES             WORLDWIDE GROWTH
                           ---------------------------------------------------------------------------------------
                               1999           1998           1999           1998          1999           1998
                           -------------  -------------  -------------  ------------  -------------  -------------
INCREASE (DECREASE) IN
  NET ASSETS
FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                 $    (725,193) $    (535,283) $    (444,466) $   (106,300) $  (1,461,258) $  (1,375,278)
  Net realized gain
    (loss)                     8,225,524      8,493,580    (83,823,307)  (17,633,714)    34,449,340     21,743,157
  Net unrealized
    appreciation
    (depreciation)            14,357,916     14,373,569     10,517,870    30,115,298     12,614,021     16,567,799
                           -------------  -------------  -------------  ------------  -------------  -------------
    Net increase
      (decrease) in net
      assets from
      investment
      operations              21,858,247     22,331,866    (73,749,903)   12,375,284     45,602,103     36,935,678
                           -------------  -------------  -------------  ------------  -------------  -------------
DISTRIBUTIONS TO
  SHAREHOLDERS:
  From net investment
    income
    Advisory Class               (76,552)            --       (676,244)           --         (9,654)            --
    Retail and
      Institutional
      Classes                         --             --       (105,494)           --       (464,138)            --
  From net realized gains
    Advisory Class              (179,184)            --             --      (187,543)       (82,376)       (23,268)
    Retail and
      Institutional
      Classes                 (3,820,948)    (9,196,919)    (1,117,064)  (13,795,403)   (21,187,267)   (17,865,793)
                           -------------  -------------  -------------  ------------  -------------  -------------
    Total distributions       (4,076,684)    (9,196,919)    (1,898,802)  (13,982,946)   (21,743,435)   (17,889,061)
                           -------------  -------------  -------------  ------------  -------------  -------------
FROM CAPITAL SHARE
  TRANSACTIONS:
  Proceeds from shares
    sold
    Advisory Class            32,536,160      8,543,873     65,385,070    51,065,387      7,773,616      1,508,613
    Retail and
      Institutional
      Classes                162,287,748    135,384,314    169,501,942   136,369,928    234,397,148    170,807,568
  Proceeds from shares
    issued in merger
    Advisory Class                    --             --             --            --             --             --
    Retail and
      Institutional
      Classes                         --             --             --            --             --             --
  Distributions
    reinvested
    Advisory Class               249,737             --        593,577       151,971         89,521         23,268
    Retail and
      Institutional
      Classes                  3,176,005      8,031,905        905,857    11,820,714      5,404,724     15,484,831
  Cost of shares redeemed
    Advisory Class           (11,408,948)       (34,256)   (45,346,860)  (13,654,662)    (1,884,358)    (1,693,395)
    Retail and
      Institutional
      Classes               (130,895,931)  (144,958,423)  (114,755,223)  (60,774,804)  (166,990,221)  (163,430,204)
                           -------------  -------------  -------------  ------------  -------------  -------------
      Net increase
        (decrease) in net
        assets from share
        transactions          55,944,771      6,967,413     76,284,363   124,978,534     78,790,430     22,700,681
                           -------------  -------------  -------------  ------------  -------------  -------------
    Net Increase
      (Decrease) in Net
      Assets                  73,726,334     20,102,360        635,658   123,370,872    102,649,098     41,747,298
NET ASSETS
  Beginning                   82,890,457     62,788,097    281,570,520   158,199,648    145,353,582    103,606,284
                           -------------  -------------  -------------  ------------  -------------  -------------
  Ending                   $ 156,616,791  $  82,890,457  $ 282,206,178  $281,570,520  $ 248,002,680  $ 145,353,582
                           -------------  -------------  -------------  ------------  -------------  -------------
Undistributed net
  investment income
  (loss), ending           $  (1,982,021) $  (1,180,276) $  (2,164,624) $   (938,420) $  (7,189,744) $  (5,254,694)
                           -------------  -------------  -------------  ------------  -------------  -------------
ADVISORY CLASS -- CAPITAL
  SHARE ACTIVITY
  Shares sold                  1,567,046        458,377      4,616,946     2,910,075        350,299         88,591
  Shares issued in merger             --             --             --            --             --             --
  Distributions
    reinvested                    12,918             --         36,438         9,663          4,352          1,377
  Shares redeemed               (563,058)        (2,123)    (3,431,547)     (814,722)       (89,828)       (99,927)
                           -------------  -------------  -------------  ------------  -------------  -------------
  Net Advisory Share
    Activity                   1,016,906        456,254      1,221,837     2,105,016        264,823         (9,959)
                           -------------  -------------  -------------  ------------  -------------  -------------

--------------------------------------------------------------------------------

PILGRIM MUTUAL FUNDS
NOTES TO THE FINANCIAL STATEMENTS
------------------------------------------------------------------------

NOTE A -- ORGANIZATION

  Pilgrim Mutual Funds, formerly Nicholas-Applegate Mutual Funds, (the "Trust"), is an open end management investment company organized as a Delaware business trust with a number of separate series (Funds), including the twelve Funds covered by this report. The Funds' prospectus describes the investment objective of the respective Funds. Each Fund is a registered, diversified, open-end management investment company with their operations accounted for separately. The Trust offers Advisory shares (Class Q), Institutional shares (Class I) and retail shares (Class A, B and C). The Advisory shares have a shareholder servicing fee, the retail shares may have front-end or deferred sales charges and have distribution or shareholder servicing fees, and the Institutional shares have no sales charge, distribution or shareholder servicing fees. Mini Cap Growth offers Institutional shares only.

REORGANIZATION

  Before a shareholder approved reorganization effective July 24, 1998, the series of the Trust invested all of their assets in corresponding portfolios of Nicholas-Applegate Investment Trust, an arrangement known as a "master/feeder" structure. Upon the reorganization, the Institutional Portfolio series of the Trust were renamed Funds and were authorized to issue multiple classes of shares, and their outstanding shares were reclassified as Class I shares. At the same time, the A, B, C and Advisory Portfolios of the Trust (other than the Government Income Portfolios) transferred their assets to the corresponding Funds, and their shareholders received Class A, B, C and Q shares of the Funds on a tax-free basis. The A, B, C and Advisory Government Income Portfolios transferred their assets to the Fully Discretionary Fixed Income Fund, and their shareholders received Class A, B, C and Q shares of that Fund. Note F describes the net assets received by each Fund in the reorganization.

  As part of the reorganization, the following Funds changed to more descriptive names:

          NEW NAME                       FORMERLY
-----------------------------  -----------------------------
Mid Cap Growth                 Core Growth
Small Cap Growth               Emerging Growth
Convertible                    Income & Growth
                               Fully Discretionary Fixed
High Quality Bond              Income

NOTE B -- SIGNIFICANT ACCOUNTING POLICIES

  Significant accounting policies consistently followed by the Funds in preparing these financial statements are described below. The policies conform with generally accepted accounting principles.

SECURITY VALUATIONS

  The Funds value equity securities traded on national or international exchanges and market systems at the last sales price reported by the security's primary market at the time of daily valuation. If a last sales price is not available, these securities are valued at the mean between last reported bid and ask prices. Debt securities are valued at bid prices obtained from independent pricing services or from one or more dealers making markets in the securities. Security prices quoted in a foreign currency are translated using the current U.S. dollar exchange rate. Short-term securities maturing within 60 days are valued at amortized cost which approximates market value. When market quotations for securities are not readily available, a fair value is determined under the direction of the Board of Trustees.

SECURITY TRANSACTIONS AND INVESTMENT INCOME

  Security transactions are accounted for on trade date. Realized gains and losses from security transactions are determined on an identified-cost basis. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when the information becomes available to the Funds. Interest income is recorded on an accrual basis. Discounts and

--------------------------------------------------------------------------------

PILGRIM MUTUAL FUNDS
NOTES TO THE FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------

premiums on debt securities are accreted and amortized on the same basis as used for federal tax reporting.

FOREIGN CURRENCY TRANSACTIONS

  At each net asset valuation date, the value of assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rate. Security transactions, income and expenses are converted at the prevailing exchange rate on the day of the event. The effect of changes in exchange rates on securities denominated in a foreign currency is included with the net realized and unrealized gain or loss of the associated security. Other foreign currency gains or losses are reported separately.

  Certain Funds may use forward foreign currency contracts to reduce their exposure to currency fluctuations of their foreign securities. These contracts are commitments to purchase or sell a foreign currency at a specified rate on a future date. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation of investments. The contract commitment is fully collateralized by cash or securities of the Fund. Foreign denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory and market risk. Evaluating and monitoring such risk exposure is a part of the Funds' management strategy.

FUTURES CONTRACTS

  Each Fund may enter into futures contracts involving foreign currency, interest rates, securities, and securities indices, for hedging purposes only. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

FUND EXPENSES AND MULTI-CLASS ALLOCATIONS

  Each Fund bears expenses incurred specifically on its behalf plus an allocation of its share of Trust level expenses. Each share offered by a Fund has equal rights to assets but incurs certain Class specific expenses. The Fund allocates income, gains and losses, both realized and unrealized, and Fund level expenses, except for Class specific expenses, based on the relative net assets of each Class.

SECURITIES LENDING

  Each Fund may temporarily loan securities up to 30% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. The borrower fully collateralizes the loans with cash, letters of credit or U.S. Government securities.

  The market value of securities on loan and the related collateral at March 31, 1999 were:

                                              MARKET VALUE  COLLATERAL
FUND                                           (IN 000'S)   (IN 000'S)
--------------------------------------------  ------------  -----------
Large Cap Growth............................   $    3,249    $   3,363
Mid Cap Growth..............................       65,334       66,833
Small Cap Growth............................      128,214      131,775
Mini Cap Growth.............................       12,389       12,557
Convertible.................................        4,553        4,591
International Core Growth...................        4,108        4,220
International Small Cap Growth..............        2,957        3,134
Emerging Countries..........................       18,076       18,539
Worldwide Growth............................       15,457       15,894

FEDERAL INCOME TAXES

  The Funds intend to comply with the requirements of the Internal Revenue Code applicable to

--------------------------------------------------------------------------------

PILGRIM MUTUAL FUNDS
NOTES TO THE FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------

regulated investment companies and to distribute substantially all of their taxable income to shareholders. Accordingly, no provision for federal income taxes is required. A Fund investing in foreign securities records any foreign taxes on income and gains on such investments in accordance with the applicable tax rules. The Funds' tax accounting treatment of loss deferrals, passive foreign investment companies and expiration of capital loss carryforwards are different from the financial statement recognition of income and gains.

  Capital loss carryforwards may be used to offset current or future capital gains until expiration. The capital loss carryforwards for Nicholas-Applegate Portfolios A, B, C and Q under the master/feeder structure may be used by the newly restructured Funds subject to certain limitations. The following table reflects the capital loss carryforwards as of July 24, 1998, as well as the expiration dates as of April 1, 1998.

                                            CAPITAL LOSS
                                            CARRYFORWARDS  EXPIRATION
FUND                                         (IN 000'S)       DATE
------------------------------------------  -------------  -----------
High Yield Bond...........................    $   2,920           2007
Emerging Countries........................       87,816      2005-2007

DISTRIBUTIONS TO SHAREHOLDERS

  The Funds record distributions to shareholders on the ex-dividend date. Distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. Accordingly, the Funds' capital accounts are periodically reclassified to reflect income and gains available for distribution under income tax regulations. The Funds make income and capital gain distributions at least annually. Funds with income objectives make distributions either quarterly, monthly or daily in accordance with their respective prospectuses.

USE OF ESTIMATES

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

RECLASSIFICATIONS

  As a result of the reorganization discussed in Note A, the statements of changes in net assets for the year ended March 31, 1998 have been reclassified to conform to the current year presentation.

NOTE C -- TRANSACTIONS WITH AFFILIATES

  Nicholas-Applegate Capital Management, as the Investment Advisor of the Funds, receives the following annual fees payable monthly based on the average daily net assets of each Fund.

Mini Cap Growth and Emerging
  Countries.............................      1.25%
Small Cap Growth, International Core
  Growth, International Small Cap Growth
  and Worldwide Growth..................      1.00%
Large Cap Growth, Mid Cap Growth,
  Balanced Growth and Convertible.......      0.75%
High Yield Bond.........................      0.60%
High Quality Bond.......................      0.45%

  The fees are reduced on Mid Cap Growth, Balanced Growth, Convertible, High Quality Bond, International Core Growth, International Small Cap Growth and Worldwide Growth when the average net assets exceed $500 million.

  Under an Administrative Services agreement the Investment Advisor provides operational support services for certain Classes of the Funds at an annual fee on average daily net assets of 0.10% for retail and 0.05% for Advisory Classes. Beginning on November 10, 1998, the Advisory Class was no longer charged this fee.

  The Investment Advisor has volunteered to limit the Funds' expenses to certain levels through March 31, 1999. Expenses reimbursed by the Investment Advisor through March 31, 1998 may be recouped from the Funds through March 31, 2003. Any expenses reimbursed after March 31, 1998 may

--------------------------------------------------------------------------------

PILGRIM MUTUAL FUNDS
NOTES TO THE FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------

be recouped within five years after the year in which they were reimbursed. The Investment Advisor will recover such reimbursements to the extent of the difference between a Fund's actual expenses (exclusive of interest expense and credit facility fees), when they fall below the limit, and the voluntary limit.

                           EXPENSE LIMITS BY CLASS
-----------------------------------------------------------------------------
                                        RETAIL
                                       CLASSES
                      INSTITUTIONAL    CLASS A/     ADVISORY    UNREIMBURSED
FUND                      CLASS      CLASSES B&C      CLASS        AMOUNTS
--------------------  -------------  ------------  -----------  -------------
Large Cap Growth....        1.00%    1.60%/2.25%        1.25%    $   300,116
Mid Cap Growth......        1.00%    1.60%/2.25%        1.25%      1,547,229
Small Cap Growth....        1.17%    1.95%/2.60%        1.50%      1,653,384
Mini Cap Growth.....        1.56%        n/a/n/a          n/a        459,651
Balanced Growth.....          n/a    1.60%/2.25%        1.25%      1,437,766
Convertible.........        1.00%    1.60%/2.25%        1.25%      1,413,974
High Quality Bond...        0.45%    0.95%/1.35%        0.85%      1,904,182
High Yield Bond.....        0.75%    1.10%/1.75%        1.00%        448,984
International Core
 Growth.............        1.40%    1.95%/2.60%        1.65%        495,879
International Small
 Cap Growth.........        1.40%    1.95%/2.60%        1.65%      1,408,928
Emerging
 Countries..........        1.65%    2.25%/2.90%        1.90%      2,256,119
Worldwide Growth....        1.35%    1.85%/2.50%        1.60%      1,605,061

  The Trust has a distribution plan (12b-1) under which Nicholas-Applegate Securities, the Distributor and an affiliate of the Investment Advisor, is paid for certain activities related to the sale of shares. Both the retail and Advisory Classes have a shareholder servicing agreement with the Distributor which allows the Distributor to pay other financial institutions for shareholder account maintenance and servicing. Each Class pays an annual fee on its average daily net assets of up to 0.25% on Class A and 0.75% on Classes B and C under the distribution plan, and up to 0.10% on Class A and 0.25% on Classes B, C and Q under the shareholder servicing agreement.

  The Distributor also receives a portion of the front-end sales charge and all of the deferred sales charges of the retail Classes. During the fiscal year ended March 31, 1999 the Distributor received the following sales charges net of amounts re-allowed to other broker-dealers:

Large Cap Growth.....................  $  44,192
Mid Cap Growth.......................    199,000
Small Cap Growth.....................    200,791
Balanced Growth......................     14,427
Convertible..........................    199,214
High Quality Bond....................     67,980
High Yield Bond......................    125,934
International Core Growth............     71,702
International Small Cap Growth.......    108,313
Emerging Countries...................    194,217
Worldwide Growth.....................     54,170

  Certain officers of the Trust are also officers of the Investment Advisor and Distributor. The Trustees who are not affiliated with the Investment Advisor receive annual compensation of approximately $18,000 each from the Trust.

NOTE D -- INVESTMENT TRANSACTIONS

  The following table presents purchases and sales of securities, excluding short-term investments, during the fiscal year ended March 31, 1999 to indicate the volume of transactions in each Fund. The tax cost of securities held at March 31, 1999, and the related gross and net unrealized appreciation and

--------------------------------------------------------------------------------

PILGRIM MUTUAL FUNDS
NOTES TO THE FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------

depreciation, provides aggregate information on a tax basis against which future gains and losses on these investments are measured for distribution purposes.

                                                                    GROSS          GROSS      NET UNREALIZED
                                                                  UNREALIZED    UNREALIZED     APPRECIATION
                           PURCHASES      SALES      TAX COST    APPRECIATION  DEPRECIATION   (DEPRECIATION)
FUND                      (IN 000'S)   (IN 000'S)   (IN 000'S)    (IN 000'S)    (IN 000'S)      (IN 000'S)
------------------------  -----------  -----------  -----------  ------------  -------------  --------------
Large Cap Growth........   $  79,922    $  57,336    $  41,319    $   11,407     $     258      $   11,149
Mid Cap Growth..........     619,476      730,084      324,558       128,025         7,226         120,799
Small Cap Growth........     484,724      718,845      341,234       189,541        25,732         163,809
Mini Cap Growth.........      81,952      100,981       40,367        17,128         2,843          14,285
Balanced Growth.........      53,529       54,913       30,903         6,968           686           6,282
Convertible.............     365,645      359,344      255,302        70,385         4,742          65,643
High Quality Bond.......      79,808       70,378       33,857           482           762            (280)
High Yield Bond.........     252,013      176,214      101,807         2,009         4,561          (2,552)
International Core
 Growth.................     303,078      213,818      142,531        25,177         2,659          22,518
International Small Cap
 Growth.................     207,966      156,825      124,438        38,728         3,549          35,179
Emerging Countries......     632,654      558,072      228,129        56,819        10,834          45,985
Worldwide Growth........     421,357      360,243      250,733        44,582         2,640          41,942

NOTE E -- CREDIT FACILITY

  The Trust has a $75 million credit facility available to fund temporary or emergency borrowing. Each Fund pays its pro-rata share of an annual commitment fee plus interest on its specific borrowings. The credit facility was not used during the year.

NOTE F -- CAPITAL ACTIVITY

  The Trust has unlimited shares of no par value beneficial interest authorized.

  The following table shows the net assets of the Funds immediately before and after the reorganization described in Note A. The reorganization, which represented a change in corporate form, is accounted for by pooling the net assets and results of operations of the combined Funds.

                                                         NET ASSETS
                                                  ------------------------
                                                    BEFORE        AFTER
FUND                                              (IN 000'S)   (IN 000'S)
------------------------------------------------  -----------  -----------
Large Cap Growth................................   $  17,322    $  17,322
Mid Cap Growth..................................     432,710      432,710
Small Cap Growth................................     571,169      571,169
Mini Cap Growth.................................      71,430       71,430
Balanced Growth.................................      34,452       34,452
Convertible.....................................     277,161      277,161
International Core Growth.......................      84,885       84,885
International Small Cap Growth..................     111,445      111,445
Emerging Countries..............................     336,147      336,147
Worldwide Growth................................     146,797      146,797

  The combination of High Quality Bond (formerly Fully Discretionary Fixed Income) and Government Income, which represented a change in ownership of separate portfolios, was accounted for as a merger of net assets. The results of operations of High Quality Bond reflect the full period of High Quality Bond Class I and combined Fund, Classes A, B, C, and Q, since the merger date. High Yield Bond underwent a similar merger of separate portfolios on March 27,

--------------------------------------------------------------------------------

PILGRIM MUTUAL FUNDS
NOTES TO THE FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------

1998 of the prior fiscal period. The net assets merged and the components of the net assets contributed are shown below.

                                                  COMPONENTS OF NET ASSETS OF ACQUIRED FUND
                             NET ASSETS         ---------------------------------------------
                      ------------------------    PAID IN      UNREALIZED      CAPITAL LOSS
                        BEFORE        AFTER       CAPITAL     APPRECIATION     CARRYFORWARD
FUND                  (IN 000'S)   (IN 000'S)   (IN 000'S)     (IN 000'S)       (IN 000'S)
--------------------  -----------  -----------  -----------  ---------------  ---------------
Date of Merger --
 July 24, 1998
  Fully
    Discretionary --
    Portfolio I.....   $  14,805    $  25,251           --             --               --
  Government Income
    -- Portfolio A,
    B, C, & Q.......      10,446          n/a    $  10,272      $     174        $   3,375
Date of Merger --
 March 27, 1998
  High Yield Bond --
    Portfolio I.....      10,692       27,056           --             --               --
  High Yield Bond --
    Classes A, B, C
    & Q.............      16,364          n/a       16,258             71               --

NOTE G -- CHANGE IN INVESTMENT ADVISOR

  On February 19, 1999, the Board of Trustees approved the terms of a new Investment Advisory Agreement between the Trust and Pilgrim Investments, Inc. (Pilgrim) with respect to the Large Cap Growth, Mid Cap Growth, Small Cap Growth, Balanced Growth, Convertible, High Quality Bond, High Yield Bond, International Core Growth, International Small Cap Growth, Emerging Countries, and Worldwide Growth Funds, whereby Pilgrim would be appointed as investment advisor to those funds. Thereafter, Nicholas-Applegate Capital Management would serve as sub-advisor to the Funds with the exception of Balanced Growth, High Quality Bond and High Yield Bond Funds. The terms of the new Investment Advisory agreement are subject to shareholder approval.

--------------------------------------------------------------------------------

PILGRIM MUTUAL FUNDS
NOTES TO THE FINANCIAL STATEMENTS -- Continued
--------------------------------------------------------------------------------

NOTE H -- INSTITUTIONAL AND RETAIL CLASS SUMMARIES

  The following provides detail of the Institutional and retail Class activity which are shown in the aggregate in the related financial statements (in thousands except NAVs).

                                                                  YEAR ENDED MARCH 31, 1999
                           --------------------------------------------------------------------------------------------------------
                                                                                                                  DISTRIBUTIONS
                                                                DISTRIBUTIONS FROM          SHARES SOLD             REINVESTED
                             NET       SHARES                 ----------------------   ---------------------   --------------------
                            ASSETS   OUTSTANDING     NAV       INCOME       GAINS       SHARES      VALUE       SHARES      VALUE
                           --------  -----------   --------   ---------   ----------   --------   ----------   --------   ---------
LARGE CAP GROWTH
  Class A                  $ 12,445        499     $  24.94   $    --     $     (162)       387   $    7,119        9     $     160
  Class B                    20,039        800        25.04        --            (78)       722       13,914        4            71
  Class C                     8,004        321        24.97        --            (23)       293        5,793        1            21
  Class I                     5,940        221        26.89        --            (22)       252        5,703        1            22
                                                              ---------   ----------   --------   ----------   --------   ---------
    Total                                                     $    --     $     (285)     1,654   $   32,529       15     $     274
                                                              ---------   ----------   --------   ----------   --------   ---------
VALUE
  Class I                  $ 15,322        733     $  20.90   $   (41)    $     (636)       492   $   10,294       32     $     676
                                                              ---------   ----------   --------   ----------   --------   ---------
    Total                                                     $   (41)    $     (636)       492   $   10,294       32     $     676
                                                              ---------   ----------   --------   ----------   --------   ---------
MID CAP GROWTH
  Class A                  $ 67,550      3,390     $  19.93   $    --     $   (5,649)     5,215   $   93,222      130     $   2,272
  Class B                    45,876      1,949        23.54        --         (2,217)       550       11,154       70         1,445
  Class C                   141,685      7,662        18.49        --         (9,292)     1,185       19,063      122         1,981
  Class I                   165,014      8,610        19.17        --         (5,782)     1,857       30,558      346         5,781
                                                              ---------   ----------   --------   ----------   --------   ---------
    Total                                                     $    --     $  (22,940)     8,807   $  153,997      668     $  11,479
                                                              ---------   ----------   --------   ----------   --------   ---------
SMALL CAP GROWTH
  Class A                  $ 94,428      5,648     $  16.72   $    --     $  (19,566)    44,256   $  815,913      919     $  14,800
  Class B                    45,140      2,138        21.12        --         (3,014)     1,030       19,581      121         2,372
  Class C                   144,597      8,756        16.51        --        (20,600)     1,807       29,105      926        14,801
  Class I                   213,149     15,759        13.53        --        (10,703)     7,191       94,832      916        10,605
                                                              ---------   ----------   --------   ----------   --------   ---------
    Total                                                     $    --     $  (53,883)    54,284   $  959,431    2,882     $  42,578
                                                              ---------   ----------   --------   ----------   --------   ---------
BALANCED GROWTH
  Class A                  $  9,519        500     $  19.03   $  (208)    $   (1,298)       372   $    7,069       68     $   1,217
  Class B                     6,048        297        20.38       (79)          (549)       128        2,448       30           567
  Class C                    21,655      1,180        18.35      (319)        (4,142)       185        3,202      210         3,604
                                                              ---------   ----------   --------   ----------   --------   ---------
    Total                                                     $  (606)    $   (5,989)       685   $   12,719      308     $   5,388
                                                              ---------   ----------   --------   ----------   --------   ---------
CONVERTIBLE
  Class A                  $ 65,742      2,999     $  21.92   $(1,129)    $     (932)     1,235   $   22,826       85     $   1,677
  Class B                    58,736      2,462        23.86      (606)          (394)     1,107       22,989       37           775
  Class C                    95,998      4,286        22.40    (1,087)        (1,833)       885       17,300      111         2,256
  Class I                    88,590      4,115        21.53    (2,171)          (791)       635       12,683      101         1,938
                                                              ---------   ----------   --------   ----------   --------   ---------
    Total                                                     $(4,993)    $   (3,950)     3,862   $   75,798      334     $   6,646
                                                              ---------   ----------   --------   ----------   --------   ---------
HIGH QUALITY BOND
  Class A+                 $  5,751        446     $  12.89   $   (96)    $      (19)       646   $    8,384        6     $      74
  Class B+                    6,637        526        12.61      (232)           (58)       595        7,617       13           164
  Class C+                    8,128        621        13.10      (294)           (75)       533        7,080        8           100
  Class I                    15,735      1,238        12.71      (922)          (440)       552        7,161      106         1,362
                                                              ---------   ----------   --------   ----------   --------   ---------
    Total                                                     $(1,544)    $     (592)     2,326   $   30,242      133     $   1,700
                                                              ---------   ----------   --------   ----------   --------   ---------
HIGH YIELD BOND
  Class A                  $ 17,327      1,487     $  11.66   $(1,417)    $       --      2,218   $   27,084       69     $     808
  Class B                    42,960      3,685        11.66    (2,984)            --      3,517       42,704       91         1,044
  Class C                    21,290      1,826        11.66    (1,608)            --      1,848       22,779       68           776
  Class I                    11,319        915        12.37    (1,043)            --        268        3,472       51           646
                                                              ---------   ----------   --------   ----------   --------   ---------
    Total                                                     $(7,052)    $       --      7,851   $   96,039      279     $   3,274
                                                              ---------   ----------   --------   ----------   --------   ---------
INTERNATIONAL CORE GROWTH
  Class A                  $ 21,627      1,221     $  17.71   $  (151)    $     (114)     4,112   $   72,899        6     $     110
  Class B                    11,033        617        17.89       (17)           (40)       318        5,553        2            47
  Class C                    10,400        580        17.94       (37)            (1)       456        7,964        1            28
  Class I                   107,890      5,467        19.73        --            (12)     4,324       77,170        1            12
                                                              ---------   ----------   --------   ----------   --------   ---------
    Total                                                     $  (205)    $     (167)     9,210   $  163,586       10     $     197
                                                              ---------   ----------   --------   ----------   --------   ---------


                                SHARES REDEEMED
                           -------------------------
                            SHARES         VALUE
                           ---------   -------------
LARGE CAP GROWTH
  Class A                       (199)  $      (3,328)
  Class B                       (130)         (2,524)
  Class C                        (36)           (643)
  Class I                       (187)         (4,438)
                           ---------   -------------
    Total                       (552)  $     (10,933)
                           ---------   -------------
VALUE
  Class I                       (260)  $      (5,481)
                           ---------   -------------
    Total                       (260)  $      (5,481)
                           ---------   -------------
MID CAP GROWTH
  Class A                     (6,820)  $    (120,721)
  Class B                       (843)        (16,827)
  Class C                     (3,371)        (52,212)
  Class I                     (3,464)        (56,388)
                           ---------   -------------
    Total                    (14,498)  $    (246,148)
                           ---------   -------------
SMALL CAP GROWTH
  Class A                    (49,754)  $    (917,280)
  Class B                     (1,464)        (28,085)
  Class C                     (6,062)        (93,185)
  Class I                    (10,529)       (137,277)
                           ---------   -------------
    Total                    (67,809)  $  (1,175,827)
                           ---------   -------------
BALANCED GROWTH
  Class A                       (282)  $      (5,289)
  Class B                        (74)         (1,364)
  Class C                       (259)         (4,681)
                           ---------   -------------
    Total                       (615)  $     (11,334)
                           ---------   -------------
CONVERTIBLE
  Class A                       (795)  $     (14,627)
  Class B                       (469)         (9,913)
  Class C                       (881)        (17,113)
  Class I                       (916)        (17,017)
                           ---------   -------------
    Total                     (3,061)  $     (58,670)
                           ---------   -------------
HIGH QUALITY BOND
  Class A+                      (381)  $      (4,962)
  Class B+                      (341)         (4,353)
  Class C+                      (263)         (3,483)
  Class I                       (622)         (8,115)
                           ---------   -------------
    Total                     (1,607)  $     (20,913)
                           ---------   -------------
HIGH YIELD BOND
  Class A                     (1,169)  $     (14,038)
  Class B                       (622)         (7,282)
  Class C                       (469)         (5,466)
  Class I                       (204)         (2,673)
                           ---------   -------------
    Total                     (2,464)  $     (29,459)
                           ---------   -------------
INTERNATIONAL CORE GROWTH
  Class A                     (3,641)  $     (65,603)
  Class B                       (168)         (2,893)
  Class C                        (82)         (1,412)
  Class I                       (599)        (11,218)
                           ---------   -------------
    Total                     (4,490)  $     (81,126)
                           ---------   -------------

--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                                 YEAR ENDED MARCH 31, 1998
                           -----------------------------------------------------------------------------------------------------
                                                                                  DISTRIBUTIONS
                             DISTRIBUTIONS FROM           SHARES SOLD               REINVESTED             SHARES REDEEMED
                           ----------------------   ------------------------   --------------------   --------------------------
                            INCOME       GAINS       SHARES        VALUE        SHARES      VALUE       SHARES         VALUE
                           ---------   ----------   ---------   ------------   --------   ---------   ----------   -------------
LARGE CAP GROWTH
  Class A                  $    --     $       (1)        315   $      4,335       --     $       1          (13)  $        (178)
  Class B                       --             (3)        239          3,275       --             3          (36)           (494)
  Class C                       --             (1)         65            890       --             1           (4)            (54)
  Class I                       --           (432)        152          2,300        8           109         (104)         (1,629)
-------------------------  ---------   ----------   ---------   ------------   --------   ---------   ----------   -------------
    Total                  $    --     $     (437)        771   $     10,800        8     $     114         (157)  $      (2,355)
-------------------------  ---------   ----------   ---------   ------------   --------   ---------   ----------   -------------
VALUE
  Class I                  $   (64)    $     (620)        284   $      5,456       37     $     683          (56)  $      (1,045)
-------------------------  ---------   ----------   ---------   ------------   --------   ---------   ----------   -------------
    Total                  $   (64)    $     (620)        284   $      5,456       37     $     683          (56)  $      (1,045)
-------------------------  ---------   ----------   ---------   ------------   --------   ---------   ----------   -------------
MID CAP GROWTH
  Class A                  $    --     $  (19,865)     12,406   $    224,326    1,013     $  16,459      (13,083)  $    (237,097)
  Class B                       --         (2,515)      1,073         20,188      123         2,327         (799)        (15,026)
  Class C                       --        (43,762)      1,750         29,917    2,641        39,590       (4,221)        (72,774)
  Class I                       --        (32,727)      3,263         53,116    2,168        32,405       (5,722)        (93,209)
-------------------------  ---------   ----------   ---------   ------------   --------   ---------   ----------   -------------
    Total                  $    --     $  (98,869)     18,492   $    327,547    5,945     $  90,781      (23,825)  $    (418,106)
-------------------------  ---------   ----------   ---------   ------------   --------   ---------   ----------   -------------
SMALL CAP GROWTH
  Class A                  $    --     $  (21,481)    104,821   $  1,931,765      831     $  15,132     (103,464)  $  (1,921,658)
  Class B                       --             --       1,553         30,441       --            --         (910)        (17,600)
  Class C                       --        (29,183)      4,137         72,645    1,443        24,837       (5,946)       (104,108)
  Class I                       --        (32,261)     14,212        189,401    2,376        30,980      (13,529)       (183,086)
-------------------------  ---------   ----------   ---------   ------------   --------   ---------   ----------   -------------
    Total                  $    --     $  (82,925)    124,723   $  2,224,252    4,650     $  70,949     (123,849)  $  (2,226,452)
-------------------------  ---------   ----------   ---------   ------------   --------   ---------   ----------   -------------
BALANCED GROWTH
  Class A                  $   (87)    $     (527)        305   $      5,583       29     $     527         (308)  $      (5,616)
  Class B                      (27)           (69)        101          1,866        5            86          (37)           (681)
  Class C                     (157)        (1,399)        146          2,672       77         1,411         (268)         (4,877)
-------------------------  ---------   ----------   ---------   ------------   --------   ---------   ----------   -------------
    Total                  $  (271)    $   (1,995)        552   $     10,121      111     $   2,024         (613)  $     (11,174)
-------------------------  ---------   ----------   ---------   ------------   --------   ---------   ----------   -------------
CONVERTIBLE
  Class A                  $  (947)    $   (3,864)        709   $     12,820      154     $   2,762         (323)  $      (5,890)
  Class B                     (401)          (788)      1,126         21,635       51           973         (159)         (3,026)
  Class C                   (1,290)        (7,550)        792         14,822      408         7,387         (672)        (12,485)
  Class I                   (1,679)        (2,258)      3,503         60,694      205         3,556         (638)        (11,208)
-------------------------  ---------   ----------   ---------   ------------   --------   ---------   ----------   -------------
    Total                  $(4,317)    $  (14,460)      6,130   $    109,971      818     $  14,678       (1,792)  $     (32,609)
-------------------------  ---------   ----------   ---------   ------------   --------   ---------   ----------   -------------
HIGH QUALITY BOND
  Class A+                     n/a            n/a         n/a            n/a      n/a           n/a          n/a             n/a
  Class B+                     n/a            n/a         n/a            n/a      n/a           n/a          n/a             n/a
  Class C+                     n/a            n/a         n/a            n/a      n/a           n/a          n/a             n/a
  Class I                  $  (893)    $     (157)        386   $      4,978       81     $   1,049         (529)  $      (6,746)
-------------------------  ---------   ----------   ---------   ------------   --------   ---------   ----------   -------------
    Total                  $  (893)    $     (157)        386   $      4,978       81     $   1,049         (529)  $      (6,746)
-------------------------  ---------   ----------   ---------   ------------   --------   ---------   ----------   -------------
HIGH YIELD BOND
  Class A                  $    --     $       --         174   $      2,189       --     $      --         (132)  $      (1,659)
  Class B                       --             --          89          1,136       --            --           (2)            (30)
  Class C                       --             --          71            908       --            --           --              --
  Class I                     (517)          (551)        492          6,471       18           238          (59)           (811)
-------------------------  ---------   ----------   ---------   ------------   --------   ---------   ----------   -------------
    Total                  $  (517)    $     (551)        826   $     10,704       18     $     238         (193)  $      (2,500)
-------------------------  ---------   ----------   ---------   ------------   --------   ---------   ----------   -------------
INTERNATIONAL CORE GROWTH
  Class A                  $    --     $      (53)      2,435   $     38,637        3     $      48       (1,694)  $     (27,350)
  Class B                       --            (42)        501          7,550        3            40          (39)           (594)
  Class C                       --             --         225          3,489       --            --          (23)           (348)
  Class I                       --         (1,082)      1,878         31,163       66         1,028         (528)         (8,558)
-------------------------  ---------   ----------   ---------   ------------   --------   ---------   ----------   -------------
    Total                  $    --     $   (1,177)      5,039   $     80,839       72     $   1,116       (2,284)  $     (36,850)
-------------------------  ---------   ----------   ---------   ------------   --------   ---------   ----------   -------------

--------------------------------------------------------------------------------

PILGRIM MUTUAL FUNDS
NOTES TO THE FINANCIAL STATEMENTS -- Continued
--------------------------------------------------------------------------------

                                                              YEAR ENDED MARCH 31, 1999
                           -----------------------------------------------------------------------------------------------
                                                                                                           DISTRIBUTIONS
                                                              DISTRIBUTIONS FROM        SHARES SOLD          REINVESTED
                             NET       SHARES                 -------------------   -------------------   ----------------
                            ASSETS   OUTSTANDING     NAV      INCOME      GAINS     SHARES      VALUE     SHARES    VALUE
                           --------  -----------   --------   -------   ---------   -------   ---------   ------   -------
INTERNATIONAL SMALL CAP
  GROWTH
  Class A                  $ 25,336      1,205     $  21.03    $  --    $  (1,154)    4,954   $ 101,530      41    $   812
  Class B                    16,158        720        22.43       --         (584)      574      12,178      22        453
  Class C                    13,226        642        20.60       --         (426)      660      12,934      13        258
  Class I                    69,077      3,271        21.12       --       (1,657)    1,958      35,647      87      1,653
                                                              -------   ---------   -------   ---------   ------   -------
    Total                                                      $  --    $  (3,821)    8,146   $ 162,289     163    $ 3,176
                                                              -------   ---------   -------   ---------   ------   -------
EMERGING COUNTRIES
  Class A                  $ 47,180      3,512     $  13.43    $(105)   $    (331)    3,262   $  45,427      17    $   278
  Class B                    22,338      1,638        13.64       --         (183)      382       5,699       7        118
  Class C                    19,246      1,465        13.14       --         (171)      522       7,327       5         82
  Class I                   140,318     10,441        13.44       --         (432)    7,798     111,050      27        428
                                                              -------   ---------   -------   ---------   ------   -------
    Total                                                      $(105)   $  (1,117)   11,964   $ 169,503      56    $   906
                                                              -------   ---------   -------   ---------   ------   -------
WORLDWIDE GROWTH
  Class A                  $ 49,134      2,297     $  21.39    $ (93)   $  (5,994)    5,576   $ 110,311      96    $ 1,739
  Class B                    18,556        766        24.21       (4)      (1,182)      545      11,617      39        799
  Class C                    98,470      4,576        21.52      (40)     (13,610)    1,258      23,847     118      2,145
  Class I                    74,523      3,348        22.26     (327)        (401)    4,285      88,623      39        721
                                                              -------   ---------   -------   ---------   ------   -------
    Total                                                      $(464)   $ (21,187)   11,664   $ 234,398     292    $ 5,404
                                                              -------   ---------   -------   ---------   ------   -------


                             SHARES REDEEMED
                           --------------------
                           SHARES      VALUE
                           -------   ----------
INTERNATIONAL SMALL CAP
  GROWTH
  Class A                  (4,370)   $  (90,419)
  Class B                    (472)       (9,959)
  Class C                    (464)       (9,056)
  Class I                  (1,096)      (21,462)
                           -------   ----------
    Total                  (6,402)   $ (130,896)
                           -------   ----------
EMERGING COUNTRIES
  Class A                  (3,852)   $  (51,942)
  Class B                    (952)      (12,756)
  Class C                  (1,240)      (16,381)
  Class I                  (2,520)      (33,675)
                           -------   ----------
    Total                  (8,564)   $ (114,754)
                           -------   ----------
WORLDWIDE GROWTH
  Class A                  (5,374)   $ (107,031)
  Class B                    (319)       (6,779)
  Class C                  (1,225)      (22,855)
  Class I                  (1,629)      (30,325)
                           -------   ----------
    Total                  (8,547)   $ (166,990)
                           -------   ----------

Year Ended March 31, 1999
                        Shares Issued in
                             Merger
                     ----------------------
                       SHARES       VALUE
                     -----------  ---------
HIGH QUALITY BOND
  Class A                   175   $   2,260
  Class B                   260       3,266
  Class C                   342       4,460
  Class Q                    23         286
                            ---   ---------
    Total                   800   $  10,272
                            ---   ---------

Year Ended March 31, 1998
                        Shares Issued in
                             Merger
                     ----------------------
                       SHARES       VALUE
                     -----------  ---------
HIGH YIELD BOND
  Class A                   327   $   4,153
  Class B                   613       7,773
  Class C                   307       3,901
  Class Q                    42         538
                     -----------  ---------
    Total                 1,289   $  16,365
                     -----------  ---------

----------------------------------------
 +  Commenced operations on July 24, 1998.

--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                         YEAR ENDED MARCH 31, 1998
                           -------------------------------------------------------------------------------------
                                                                          DISTRIBUTIONS
                            DISTRIBUTIONS FROM        SHARES SOLD          REINVESTED         SHARES REDEEMED
                           --------------------   -------------------   -----------------   --------------------
                            INCOME      GAINS     SHARES      VALUE     SHARES    VALUE     SHARES      VALUE
                           --------   ---------   -------   ---------   ------   --------   -------   ----------
INTERNATIONAL SMALL CAP
  GROWTH
  Class A                  $    --    $    (624)   6,609    $ 109,494      25    $    383   (6,427)   $ (107,700)
  Class B                       --         (558)     463        8,304      32         517     (218)       (3,839)
  Class C                       --         (396)     441        7,326      24         353     (273)       (4,516)
  Class I                       --       (7,619)     562       10,260     456       6,779   (1,545)      (28,903)
-------------------------  --------   ---------   -------   ---------   ------   --------   -------   ----------
    Total                  $    --    $  (9,197)   8,075    $ 135,384     537    $  8,032   (8,463)   $ (144,958)
-------------------------  --------   ---------   -------   ---------   ------   --------   -------   ----------
EMERGING COUNTRIES
  Class A                  $    --    $  (3,291)   3,250    $  56,509     149    $  2,308   (1,564)   $  (27,276)
  Class B                       --       (1,711)   1,214       22,259     102       1,591     (536)       (9,195)
  Class C                       --       (2,230)   1,150       20,756     139       2,109     (859)      (13,968)
  Class I                       --       (6,563)   2,099       36,846     382       5,812     (608)      (10,336)
-------------------------  --------   ---------   -------   ---------   ------   --------   -------   ----------
    Total                  $    --    $ (13,795)   7,713    $ 136,370     772    $ 11,820   (3,567)   $  (60,775)
-------------------------  --------   ---------   -------   ---------   ------   --------   -------   ----------
WORLDWIDE GROWTH
  Class A                  $    --    $  (4,404)   5,938    $ 108,062     214    $  3,565   (5,576)   $ (102,392)
  Class B                       --         (549)     293        5,360      26         449     (188)       (3,334)
  Class C                       --      (12,371)     436        7,995     664      10,935     (834)      (15,192)
  Class I                       --         (542)   3,023       49,390      35         536   (2,592)      (42,512)
-------------------------  --------   ---------   -------   ---------   ------   --------   -------   ----------
    Total                  $    --    $ (17,866)   9,690    $ 170,807     939    $ 15,485   (9,190)   $ (163,430)
-------------------------  --------   ---------   -------   ---------   ------   --------   -------   ----------

--------------------------------------------------------------------------------

PILGRIM MUTUAL FUNDS
SHAREHOLDER MEETINGS (UNAUDITED)
------------------------------------------------------------------------

SPECIAL MEETINGS OF SHAREHOLDERS

A series of special meetings of shareholders of the Trust were held at the offices of the Trust on March 23, 1998, March 26, 1998, and June 5, 1998. A brief description of each matter voted upon as well as the voting results are outlined below.

1. Shareholders of the Institutional Portfolios were asked to vote upon an amendment to the Trusts' Declaration of Trust authorizing its Board of Trustees to create classes of shares of the Institutional Portfolios, to rename the Institutional Portfolios as the "Funds" and to designate the existing shares of the Institutional Portfolios as "Class I" shares of the Funds.

INSTITUTIONAL PORTFOLIO            FOR        AGAINST    ABSTAINING      TOTAL
-----------------------------  -----------  -----------  -----------  -----------
Balanced Growth..............       46,650          --           34        46,684
Convertible(1)...............    3,513,890          --          279     3,514,169
Emerging Countries...........    2,460,148       7,576          167     2,467,891
Global Growth & Income.......      309,121          --           --       309,121
High Quality Bond(2).........    1,095,280          --            8     1,095,288
High Yield Bond..............      338,312          --           --       338,312
International Core Growth....    1,638,162          --           --     1,638,162
International Small Cap
 Growth......................    2,005,760          --          158     2,005,918
Large Cap Growth.............      112,411          --           --       112,411
Mid Cap Growth(3)............    6,801,623          --          141     6,801,764
Mini Cap Growth..............    2,458,511      11,202       26,236     2,495,949
Short Intermediate...........    1,043,978          --           --     1,043,978
Small Cap Growth(4)..........   11,986,928      32,059      106,366    12,125,353
Strategic Income.............      308,625          --           --       308,625
Value........................      399,635          --          131       399,766
Worldwide Growth.............      350,845          --           --       350,845

2. Shareholders of the Institutional Portfolios and the Money Market Portfolio were asked to authorize the Board of Trustees to eliminate each such Portfolios current policy of investing all of its assets in a corresponding portfolio of Nicholas-Applegate Investment Trust.

INSTITUTIONAL PORTFOLIO            FOR        AGAINST    ABSTAINING      TOTAL
-----------------------------  -----------  -----------  -----------  -----------
Balanced Growth..............       46,650          --           34        46,684
Convertible(1)...............    3,513,890          --          279     3,514,169
Emerging Countries...........    2,460,148       7,576          167     2,467,891
Global Growth & Income.......      309,121          --           --       309,121
High Quality Bond(2).........    1,095,288          --            8     1,095,296
High Yield Bond..............      338,312          --           --       338,312
International Core Growth....    1,638,162          --           --     1,638,162
International Small Cap
 Growth......................    2,005,760          --          158     2,005,918
Large Cap Growth.............      112,411          --           --       112,411
Mid Cap Growth(3)............    6,801,623          --          141     6,801,764
Mini Cap Growth..............    2,458,511      11,009       18,681     2,488,201
Money Market.................   32,231,906         708           --    32,232,614
Short Intermediate...........    1,043,978          --           --     1,043,978
Small Cap Growth(4)..........   11,986,928      32,059    1,106,366    13,125,353
Strategic Income.............      308,625          --           --       308,625
Value........................      399,766          --          131       399,897
Worldwide Growth.............      350,845          --           --       350,845

3. Shareholders of the A, B, C and Advisory Portfolios were asked to vote upon the proposed reorganization of the A, B, C and Advisory Portfolios pursuant to an Agreement and Plan of Reorganization providing for (i) the receipt by each A, B, C and Advisory Portfolio of its pro rata portion of the assets of the corresponding series of Nicholas-Applegate Investment Trust, upon dissolution of such series; (ii) the transfer by the A, B, C and Advisory Portfolios of such assets to the corresponding Fund of the Trust in exchange for Class A, B, C and Q shares of such Fund; (iii) the receipt by each shareholder of an A, B, C or Advisory Portfolio of Class A, B, C or Q shares of the corresponding Fund in exchange for shares of such Portfolio; and (iv) the termination of the A, B, C and Advisory Portfolios.

PORTFOLIO                         FOR       AGAINST   ABSTAINING      TOTAL
----------------------------  -----------  ---------  -----------  -----------
Balanced Growth A...........      137,199      2,658       4,810       144,667
Balanced Growth B...........       79,926        973       2,068        82,967
Balanced Growth C...........      571,784     23,359      19,639       614,782
Balanced Growth Q...........        6,443         --          --         6,443
Convertible A(1)............    1,246,268     85,067      53,901     1,385,236
Convertible B(1)............      598,288      8,941      25,255       632,484
Convertible C(1)............    1,700,256     40,783     104,070     1,845,109
Convertible Q(1)............      181,774        518       2,976       185,268

--------------------------------------------------------------------------------

PILGRIM MUTUAL FUNDS
SHAREHOLDER MEETINGS (UNAUDITED) -- CONTINUED
--------------------------------------------------------------------------------

PORTFOLIO                         FOR       AGAINST   ABSTAINING      TOTAL
----------------------------  -----------  ---------  -----------  -----------
Emerging Countries A........    1,389,836     11,056      49,195     1,450,087
Emerging Countries B........      871,587     15,106      35,797       922,490
Emerging Countries C........      991,168     24,641      43,133     1,058,942
Emerging Countries Q........      835,630     13,620      17,059       866,309
Government Income A(5)......       35,786      5,208       2,790        43,784
Government Income B(5)......       93,081         75       3,084        96,240
Government Income C(5)......      206,416      6,536       5,742       218,694
Government Income Q(5)......        1,406         --          --         1,406
International Core Growth
 A..........................      115,833        500       4,268       120,601
International Core Growth
 B..........................      171,226      4,838       3,630       179,694
International Core Growth
 C..........................       41,318      3,710          --        45,028
International Core Growth
 Q..........................       45,571      1,163          --        46,734
International Small Cap
 Growth A...................      224,765        132       2,632       227,529
International Small Cap
 Growth B...................      226,522      1,596       9,228       237,346
International Small Cap
 Growth C...................      110,154         58      39,726       149,938
International Small Cap
 Growth Q...................        8,548        201          --         8,749
Large Cap Growth A..........      101,399      1,089          --       102,488
Large Cap Growth B..........       63,775         --       5,526        69,301
Large Cap Growth C..........        9,645        397          --        10,042
Large Cap Growth Q..........        2,046         --          --         2,046
Mid Cap Growth A(3).........    2,184,407     42,489     107,979     2,334,875
Mid Cap Growth B(3).........      783,044      8,446      36,576       828,066
Mid Cap Growth C(3).........    4,008,874     95,478     494,597     4,598,949
Mid Cap Growth Q(3).........      426,681         --          --       426,681
Small Cap Growth A(4).......    4,401,185    176,289     189,843     4,767,317
Small Cap Growth B(4).......      917,672     17,971      51,960       987,603
Small Cap Growth C(4).......    5,200,887    201,855     436,980     5,839,722
Small Cap Growth Q(4).......       79,480        871       3,854        84,205
Worldwide Growth A..........      673,839     21,161      26,054       721,054
Worldwide Growth B..........      232,913         38       5,799       238,750
Worldwide Growth C..........    2,017,936     51,334      99,945     2,169,215
Worldwide Growth Q..........       21,757        155         112        22,024

4. Shareholders for all of the Portfolios were asked to elect the following Trustees of the Trust to hold office until their successors are elected and qualified:
              Fred C. Applegate
              Arthur B. Laffer
              Charles E. Young
              Arthur E. Nicholas
              Dann V. Angeloff
              Walter E. Auch
              Theodore J. Coburn
              Darlene D. Deremer
              George F. Keane

   For the Portfolios listed, the Trustees each received the following votes:

PORTFOLIO                     FOR           AGAINST     ABSTAINING      TOTAL
----------------------  ----------------  ------------  -----------  -----------
Balanced Growth A.....        175,018         1,507            312       176,837
Balanced Growth B.....        116,966         1,831            113       118,910
Balanced Growth C.....        660,578         6,092            741       667,411
Balanced Growth I.....         46,650            --             34        46,684
Balanced Growth Q.....          6,443            --             --         6,443
Convertible A(1)......      1,270,916       116,355          7,836     1,395,107
Convertible B(1)......        777,283        19,445          7,449       804,177
Convertible C(1)......      1,932,993        68,945          3,910     2,005,848
Convertible I(1)......      3,516,133            --            122     3,516,255
Convertible Q(1)......        185,909           518             --       186,427
Emerging Countries A..      1,666,613+       68,568+        12,367     1,797,542
Emerging Countries B..      1,174,056        51,672          9,029     1,234,757
Emerging Countries C..      1,249,671        26,476          3,382     1,279,529
Emerging Countries I..      2,459,570         7,576          1,161     2,468,307
Emerging Countries Q..      1,087,663        40,089             --     1,127,752
Emerging Markets Bond
 I....................        344,193            --             --       344,193
Global Blue Chip I....        596,188            --             --       596,188
Global Growth & Income
 I....................        309,853            --             --       309,853
Government Income
 A(5).................         43,632           953          4,606        49,191
Government Income
 B(5).................        136,668++         948             --       137,616
Government Income
 C(5).................        202,611         6,048         14,809       223,468
Government Income
 Q(5).................          1,406            --             --         1,406
High Quality Bond
 I(2).................      1,095,280            --              8     1,095,288
High Yield Bond
 I(1).................        338,312            --             --       338,312
International Core
 Growth A.............        134,930        10,297          1,268       146,495
International Core
 Growth B.............        182,340         7,667          1,377       191,384
International Core
 Growth C.............         60,098            --          1,115        61,213
International Core
 Growth I.............      1,638,981            --             --     1,638,981
International Core
 Growth Q.............         45,571         1,163             --        46,734
International Small
 Cap Growth A.........        260,326         7,423+++         132       267,881
International Small
 Cap Growth B.........        281,546        13,462          1,338       296,346
International Small
 Cap Growth C.........        169,390++++     7,515            581       176,986
International Small
 Cap Growth I.........      2,005,760            --            158     2,005,918
International Small
 Cap Growth Q.........          8,749            --             --         8,749
Large Cap Growth A....        104,774            --             --       104,774
Large Cap Growth B....         76,170         7,007              7        83,184

--------------------------------------------------------------------------------

PILGRIM MUTUAL FUNDS
SHAREHOLDER MEETINGS (UNAUDITED) -- CONTINUED
--------------------------------------------------------------------------------

PORTFOLIO                     FOR           AGAINST     ABSTAINING      TOTAL
----------------------  ----------------  ------------  -----------  -----------
Large Cap Growth C....         12,647            --            251        12,898
Large Cap Growth I....        112,411            --             --       112,411
Large Cap Growth Q....          2,554            --             --         2,554
Latin America I.......         86,894            --             --        86,894
Mid Cap Growth A(3)...      2,661,222        89,517          8,343     2,759,082
Mid Cap Growth B(3)...      1,087,174        51,311         10,622     1,149,107
Mid Cap Growth C(3)...      5,135,927            --        385,760     5,521,687
Mid Cap Growth I(3)...      6,802,230            --             --     6,802,230
Mid Cap Growth Q(3)...        594,557            --             --       594,557
Mini Cap Growth I.....      3,177,559         8,288          5,616     3,191,463
Money Market..........     34,608,375            --            751    34,609,126
Short Intermediate
 I....................      1,043,978            --             --     1,043,978
Small Cap Growth
 A(4).................      5,298,173            --        144,089     5,442,262
Small Cap Growth
 B(4).................      1,180,573        51,027          5,689     1,237,289
Small Cap Growth
 C(4).................      6,379,457            --        226,912     6,606,369
Small Cap Growth
 I(4).................     11,986,514        32,059      1,106,779    13,125,352
Small Cap Growth
 Q(4).................         83,614            --             --        83,614
Strategic Income I....        308,625            --             --       308,625
Value I...............        399,635            --            131       399,766
Worldwide Growth A....        804,022        21,337          3,046       828,405
Worldwide Growth B....        314,449         3,240          1,949       319,638
Worldwide Growth C....      2,272,218            --         58,763     2,330,981
Worldwide Growth I....        350,845            --             --       350,845
Worldwide Growth Q....         14,220            --            112        14,332

      + For Emerging Countries Portfolio A, Fred C. Applegate, Arthur B. Laffer and Charles E. Young each received 1,716,613 votes "for" and 68,562 votes "against" election.
     ++ For Government Income Portfolio B, Arthur B. Laffer received 140,452 votes "for" election.
    +++ For International Small Cap Growth A, Fred C. Applegate received 14,623 votes "against" election.
   ++++ For International Small Cap Growth C, Fred C. Applegate received 168,890 votes "for" election.

5. Shareholders were asked to ratify the selection of Ernst & Young, L.L.P. as independent accountants for the Trust.

PORTFOLIO                          FOR        AGAINST    ABSTAINING      TOTAL
-----------------------------  -----------  -----------  -----------  -----------
Balanced Growth A............      173,471         268        3,097       176,836
Balanced Growth B............      116,732          --        2,177       118,909
Balanced Growth C............      637,650      20,713        9,047       667,410
Balanced Growth I............       46,684          --           --        46,684
Balanced Growth Q............        6,443          --           --         6,443
Convertible A(1).............    1,360,911       4,607       29,588     1,395,106
Convertible B(1).............      787,787       1,783       14,608       804,178
Convertible C(1).............    1,934,565      15,151       56,133     2,005,849
Convertible I(1).............    3,516,254          --           --     3,516,254
Convertible Q(1).............      185,067         429          930       186,426
Emerging Countries A.........    1,707,053       5,985       34,271     1,747,309
Emerging Countries B.........    1,206,380       6,100       22,279     1,234,759
Emerging Countries C.........    1,254,750       8,587       16,192     1,279,529
Emerging Countries I.........    2,466,786         112        1,409     2,468,307
Emerging Countries Q.........    1,112,378       6,525        8,849     1,127,752
Emerging Markets Bond I......      344,193          --           --       344,193
Global Blue Chip I...........      596,188          --           --       596,188
Global Growth & Income I.....      309,853          --           --       309,853

PORTFOLIO                          FOR        AGAINST    ABSTAINING      TOTAL
-----------------------------  -----------  -----------  -----------  -----------
Government Income A(5).......       40,659       1,137        7,396        49,192
Government Income B(5).......      135,679          --        1,937       137,616
Government Income C(5).......      204,329          --       19,139       223,468
Government Income Q(5).......        1,406          --           --         1,406
High Quality Bond I(2).......    1,095,280          --            8     1,095,288
High Yield Bond..............      338,312          --           --       338,312
International Core Growth A..      133,197         510       12,789       146,496
International Core Growth B..      184,911       2,843        4,377       192,131
International Core Growth C..       61,214          --           --        61,214
International Core Growth
 I...........................       46,734          --           --        46,734
International Core Growth Q..    1,638,981          --           --     1,638,981
International Small Cap
 Growth A....................      266,899          --          982       267,881
International Small Cap
 Growth B....................      284,198       2,032       10,117       296,347
International Small Cap
 Growth C....................      172,826           3        4,657       177,486
International Small Cap
 Growth I....................    2,005,760          --          158     2,005,918
International Small Cap Q....        8,749          --           --         8,749
Large Cap Growth A...........      103,685       1,089        1,179       105,953
Large Cap Growth B...........       76,480          --        5,704        82,184
Large Cap Growth C...........       12,250         397          251        12,898
Large Cap Growth I...........      112,411          --           --       112,411
Large Cap Growth Q...........        2,554          --           --         2,554
Latin America I..............       86,894          --           --        86,894
Mid Cap Growth A(3)..........    2,693,525      20,617       44,942     2,759,084
Mid Cap Growth B(3)..........    1,117,102      11,372       20,633     1,149,107
Mid Cap Growth C(3)..........    5,135,292      44,582      356,248     5,536,122
Mid Cap Growth I(3)..........    6,802,371          --           --     6,802,371
Mid Cap Growth Q(3)..........      591,517       3,040           --       594,557
Mini Cap Growth I............    3,168,700       3,496       19,265     3,191,461
Money Market.................   35,332,925          13       22,145    35,355,083
Short Intermediate I.........    1,043,954          24           --     1,043,978
Small Cap Growth A(4)........    5,324,588      35,475      210,997     5,571,060
Small Cap Growth B(4)........    1,204,324      12,498       20,463     1,237,285
Small Cap Growth C(4)........    6,389,013      71,618      157,262     6,617,893
Small Cap Growth I(4)........    7,229,243          --    5,896,109    13,125,352
Small Cap Growth Q(4)........       90,625         871        2,802        94,298
Strategic Income I...........      308,625          --           --       308,625
Value I......................      399,635          --          131       399,766
Worldwide Growth A...........      802,970       3,437       21,998       828,405
Worldwide Growth B...........      314,659       1,004        3,975       319,638
Worldwide Growth C...........    2,291,944      10,935       35,866     2,338,745
Worldwide Growth I...........      350,845          --           --       350,845
Worldwide Growth Q...........       22,025          --           --        22,025

    1   Prior to July 24, 1998, the Portfolios were named Income & Growth
         Portfolios.
    2   Prior to July 24, 1998, the Portfolio was named Fully Discretionary
         Fixed Income Portfolio I.
    3   Prior to July 24, 1998, the Portfolios were named Core Growth
         Portfolios.
    4   Prior to July 24, 1998, the Portfolios were named Emerging Growth
         Portfolios.
    5   On July 24, 1998, Government Income Portfolios A, B, C and Qualified
         transferred their assets to the Fully Discretionary Fixed Income Portfolio, which subsequently changed its name to the High Quality Bond Fund.

--------------------------------------------------------------------------------

PILGRIM MUTUAL FUNDS
FEDERAL TAX INFORMATION (UNAUDITED)
------------------------------------------------------------------------

  Pursuant to section 852 of the I.R.C., as amended, the Funds hereby designate the following amounts as capital gain:

Balanced Growth.................................     810,423
Convertible.....................................     790,823
Emerging Countries..............................     433,310
High Quality Bond...............................      82,031
International Core Growth.......................          --
International Small Cap.........................   2,221,926
Large Cap Growth................................          --
Mid Cap Growth..................................   5,782,119
Mini Cap Growth.................................   4,859,971
Small Cap Growth................................  19,119,994
Worldwide Growth................................   1,925,187

--------------------------------------------------------------------------------

REPORT OF INDEPENDENT AUDITORS
------------------------------------------------------------------------
ERNST & YOUNG LLP
725 SOUTH FIGUEROA STREET
LOS ANGELES, CALIFORNIA 90017
PHONE: 213 977 3200

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
PILGRIM MUTUAL FUNDS
(FORMERLY NICHOLAS-APPLEGATE MUTUAL FUNDS)

  We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the following series of Pilgrim Mutual Funds (formerly Nicholas-Applegate Mutual Funds): Large Cap Growth Fund, Mid Cap Growth Fund (formerly Core Growth Fund), Small Cap Growth Fund (formerly Emerging Growth Fund), Mini Cap Growth Fund (institutional only), Balanced Growth Fund, Convertible Fund (formerly Income & Growth Fund), High Quality Bond Fund (formerly Fully Discretionary Fixed Income Fund), High Yield Bond Fund, International Core Growth Fund, International Small Cap Growth Fund (formerly International Growth Fund), Emerging Countries Fund and Worldwide Growth Fund (hereinafter the "Funds") as of March 31, 1999, and the related statements of operations for the fiscal year then ended, the statements of changes in net assets for each of the two fiscal years in the period then ended and the financial highlights of the Funds' Advisory shares (Class Q) for each of the four fiscal years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the fiscal year ended March 31, 1995 were audited by other auditors whose report dated May 12, 1995 expressed an unqualified opinion on those financial highlights.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 1999, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and the 1996 through 1999 financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective above-mentioned Funds of Pilgrim Mutual Funds (formerly Nicholas-Applegate Mutual Funds) as of March 31, 1999, the results of their operations for the fiscal year then ended, changes in their net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the four fiscal years in the period then ended, as described in the first paragraph, in conformity with generally accepted accounting principles.

/s/ Ernst & Young LLP
May 7, 1999

--------------------------------------------------------------------------------

                      TRUSTEES_ OF_ PILGRIM_ MUTUAL_ FUNDS

                               Arthur E. Nicholas
                               Fred C. Applegate
                              Dr. Arthur B. Laffer
                                Charles E. Young
                                Dann V. Angeloff
                                 Walter A. Auch
                               Theodore J. Coburn
                               Darlene T. DeRemer
                                George F. Keane

                                    OFFICERS

                         Arthur E. Nicholas, PRESIDENT
                        Peter J. Johnson, VICE PRESIDENT
                         E. Blake Moore, Jr., SECRETARY
                            William Maher, TREASURER

                              INVESTMENT_ MANAGER

                     Nicholas-Applegate Capital Management

                                  DISTRIBUTOR

                         Nicholas-Applegate Securities

                                   CUSTODIAN

                                    PNC Bank

                                TRANSFER_ AGENT

                       State Street Bank & Trust Company

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